PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 29, 2005, AS AMENDED JULY 12, 2006
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
SERVICE SHARES
INSTITUTIONAL SHARES
GOLDMAN SACHS BALANCED FUND
GOLDMAN SACHS GROWTH AND INCOME FUND
GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
GOLDMAN SACHS CAPITAL GROWTH FUND
GOLDMAN SACHS STRATEGIC GROWTH FUND
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
GOLDMAN SACHS MID CAP VALUE FUND
GOLDMAN SACHS SMALL CAP VALUE FUND
GOLDMAN SACHS LARGE CAP VALUE FUND
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
GOLDMAN SACHS EUROPEAN EQUITY FUND
GOLDMAN SACHS JAPANESE EQUITY FUND
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
GOLDMAN SACHS ASIA EQUITY FUND
GOLDMAN SACHS RESEARCH SELECT FUNDSM
GOLDMAN SACHS CONCENTRATED GROWTH FUND
(Equity Portfolios of Goldman Sachs Trust)
71 South Wacker Drive
Suite 500
Chicago, Illinois 60606
     This Statement of Additional Information (the “Additional Statement”) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs

International Small Cap Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs Research Select Fund and Goldman Sachs Concentrated Growth Fund dated December 29, 2005 (the “Prospectuses”), as they may be further amended and/or supplemented from time to time, which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers.
     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Fund contained in each Fund’s 2005 annual report are incorporated herein by reference in the section “Financial Statements.” No other portions of each Fund’s Annual Report are incorporated by reference. A Fund’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-621-2550.
     Research SelectSM is a service mark of Goldman, Sachs & Co.
     GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this Additional Statement is December 29, 2005, as amended July 12, 2006.

GOLDMAN SACHS ASSET
MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Structured Large Cap Value Fund
Goldman Sachs Structured U.S. Equity Fund
Goldman Sachs Structured Large Cap Growth Fund
Goldman Sachs Structured Small Cap Equity Fund
Goldman Sachs Structured International Equity Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Small/Mid Cap Growth Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Research Select Fund
Goldman Sachs Concentrated Growth Fund
32 Old Slip
GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs International Equity Fund
Goldman Sachs European Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Small Cap Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Equity Fund
Christchurch Court
10-15 Newgate Street
London, England EC1A7HD

New York, New York 10005
Toll free (in U.S.) . . . 800-621-2550

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004
GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive
Suite 500
Chicago, Illinois 60606

INTRODUCTION
     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional Statement: Goldman Sachs Balanced Fund (“Balanced Fund”), Goldman Sachs Growth and Income Fund (“Growth and Income Fund”), Goldman Sachs Structured Large Cap Value Fund (formerly, CORE Large Cap Value Fund) (“Structured Large Cap Value Fund”), Goldman Sachs Structured U.S. Equity Fund (formerly, CORE U.S. Equity Fund) (“Structured U.S. Equity Fund”), Goldman Sachs Structured Large Cap Growth Fund (formerly, CORE Large Cap Growth Fund) (“Structured Large Cap Growth Fund”), Goldman Sachs Structured Small Cap Equity Fund (formerly, CORE Small Cap Equity Fund) (“Structured Small Cap Equity Fund”), Goldman Sachs Structured International Equity Fund (formerly, CORE International Equity Fund) (“Structured International Equity Fund”), Goldman Sachs Capital Growth Fund (“Capital Growth Fund”), Goldman Sachs Strategic Growth Fund (“Strategic Growth Fund”), Goldman Sachs Growth Opportunities Fund (“Growth Opportunities Fund”), Goldman Sachs Small/Mid Cap Growth Fund (“Small/Mid Cap Growth Fund”), Goldman Sachs Mid Cap Value Fund (“Mid Cap Value Fund”), Goldman Sachs Small Cap Value Fund (“Small Cap Value Fund”), Goldman Sachs Large Cap Value Fund (“Large Cap Value Fund”), Goldman Sachs International Equity Fund (“International Equity Fund”), Goldman Sachs European Equity Fund (“European Equity Fund”), Goldman Sachs Japanese Equity Fund (“Japanese Equity Fund”), Goldman Sachs International Small Cap Fund (formerly, the International Growth Opportunities Fund) (“International Small Cap Fund”), Goldman Sachs Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), Goldman Sachs Asia Equity Fund (formerly, the Asia Growth Fund) (“Asia Equity Fund”), Goldman Sachs Research Select Fund (“Research Select Fund”) and Goldman Sachs Concentrated Growth Fund (“Concentrated Growth Fund”) (collectively referred to herein as the “Funds”).
     The Funds, except the Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, Large Cap Value, European Equity, Japanese Equity, International Small Cap, Research Select and Concentrated Growth Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware statutory trust as of April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See “Shares of the Trust.”
     Goldman Sachs Asset Management, L.P. (“GSAM”) (formerly, Goldman Sachs Funds Management, L.P.), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as the Investment Adviser to the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, Large Cap Value, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds. Goldman Sachs Asset Management International (“GSAMI”) serves as the Investment Adviser to the International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds. GSAM and GSAMI are sometimes individually referred to as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs

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serves as each Fund’s distributor and transfer agent. Each Fund’s custodian is State Street Bank and Trust Company (“State Street”).
     The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
INVESTMENT OBJECTIVES AND POLICIES
     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund, except the Concentrated Growth Fund, is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The Concentrated Growth Fund is a non-diversified, open-end management company (as defined in the Act). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Mid Cap Value, Small/Mid Cap Growth, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) or total assets (not including securities lending collateral and any investment of that collateral) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.
     Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.
     The following discussion supplements the information in the Funds’ Prospectuses.
General Information Regarding The Funds
     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information

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provided by other securities dealers. Equity investments in a Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.
     Value Style Funds. The Growth and Income, Mid Cap Value, Small Cap Value, Large Cap Value Funds, a portion of the Research Select Fund are managed using a value oriented approach. (The Research Select Fund utilizes a blend of value and growth investment styles. See “Growth Style Funds” below.) The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.
     As of the date of this Additional Statement, the Goldman Sachs Mid Cap Value and Small Cap Value Funds (the “Closed Funds”) were generally closed to new investors. The following investors, however, may make purchases and reinvestments of dividends and capital gains into the Closed Funds:
•	Current shareholders of the respective Closed Funds;

•	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Qualified Defined Contribution and Benefit Plans (as defined below) making an initial investment of $10 million or less through financial institutions that, as of the closing date of the respective Closed Fund, had a contractual agreement with Goldman, Sachs & Co. to offer shares of or provide services to the respective Closed Fund; and (ii) certain financial institutions in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $10 million if the initial investment was expected to be less than $10 million at the time Goldman Sachs receives a preliminary written commitment to invest in the Closed Fund. Certain Qualified Defined Contribution and Benefit Plans include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, and 457 plans; and

•	Trustees of the Trust.
     In addition, the following investors may make purchases and reinvestments of dividends and capital gains into the Mid Cap Value Fund only:
•	Investors in a discretionary mutual fund wrap program where (i) such program together with non-discretionary mutual fund wrap programs maintained by the same sponsor had at least $10 million invested in the Fund as of the closing date of the Mid Cap Value Fund and (ii) the sponsor of such program has the appropriate controls in place to implement this Fund closure policy properly.
     Once a shareholder closes all accounts in a Closed Fund, additional investments into such Closed Fund may not be accepted. Exchanges into a Closed Fund from other Goldman Sachs Funds

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are not permitted, except for current Closed Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans and, in the case of the Mid Cap Value Fund, investors in certain discretionary mutual fund wrap programs permitted to invest after the closing date.
     The Closed Funds may resume sales of shares to new investors at some future date. Additionally, a Closed Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares the Closed Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts. Notwithstanding the foregoing, the Trust and Goldman, Sachs & Co. reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman, Sachs & Co. will not be liable for any loss resulting from rejected purchase or exchange orders.
     Growth Style Funds. The Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, and Concentrated Growth Funds, a portion of the Research Select Fund and a portion of the equity portion of the Balanced Fund are managed using a growth equity oriented approach. Equity investments for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser’s opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be below the intrinsic value of the business. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security’s prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; established brand name; long product life cycle; enduring competitive advantages; effective research, product development, and marketing; pricing power; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.
     Quantitative Style Funds. The Structured U.S. Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured International Equity Funds (the “Structured Equity Funds”) are managed using both quantitative and fundamental techniques. CORE is an acronym for “Computer-Optimized, Research-Enhanced,” which reflects the Structured Funds’ investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.
     The equity portion of the Balanced Fund is managed using quantitative techniques. The investment process and the model used to implement it, as described in the Additional Statement, are utilized in the management of the equity portion of the Balanced Fund.
     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, and Structured Small Cap Equity Funds (the “Structured U.S. Equity Funds”), and a broad universe of foreign equity investments for Structured International Equity Fund. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the “Multifactor Model”) to forecast the returns of different markets, currencies and individual securities.
     In building a diversified portfolio for each Structured Equity Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each Structured Fund’s benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing

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investment process or those that the Investment Adviser believes maximize the portfolio’s risk/return tradeoff characteristics and industry weightings similar to the relevant Fund’s benchmark.
     Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics. The Structured U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund’s portfolio. The Structured International Equity Fund uses several Multifactor Models to forecast returns. Currently, the Structured International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and six separate regional models to forecast individual equity security returns in 21 different countries. Despite this variety, all individual equity Multifactor Models incorporate common variables including measures of value, price momentum, profitability, earnings quality, management impact and analyst sentiment. All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.
     The weightings assigned to the factors in the individual equity Multifactor Models used by the Structured Equity Funds are derived using a statistical formulation that considers each factor’s historical performance in different market environments. As such, the Multifactor Models are designed to evaluate each security using factors that are statistically related to returns over the long run. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than traditional investment processes. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.
     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.
     Other Information. Since normal settlement for equity investments is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund’s net assets. Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500TM Index and the Structured Large Cap Growth, Structured Large Cap Value and Structured Small Cap Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund’s effective equity exposure close to 100%. Structured International Equity Fund may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

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     Actively Managed International Funds. The International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments for these Funds are evaluated based on three key factors—the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser’s opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.
Additional Information About the Balanced Fund
     The investment objective of the Balanced Fund is to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds) and high dividend-paying stocks.
     The Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor’s goals. The Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. The Balanced Fund offers a portfolio of equity and fixed-income securities intended to provide less volatility than a portfolio completely invested in equity investments and greater diversification than a portfolio invested in only one asset class. The Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity investments.
     Fixed-Income Strategies Designed to Maximize Return and Manage Risk. GSAM’s approach to managing the fixed-income portion of the Balanced Fund’s portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index (the “Index”), while also seeking to provide high current income. This approach emphasizes (i) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (ii) individual security selection based on identifying relative value (fixed-income securities inexpensive relative to others in their sector); and (iii) to a lesser extent, strategies based on GSAM’s expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.
     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least investment grade by two of the following NRSROS: Moody’s Investors Service, Standard & Poor’s or Fitch. The securities currently included in the Index have at least one year remaining to maturity; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains

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factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.
     GSAM seeks to manage fixed-income portfolio risk in a number of ways. These include diversifying the fixed-income portion of the Balanced Fund’s portfolio among various types of fixed-income securities and utilizing sophisticated quantitative models to understand how the fixed-income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund’s portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.
     A number of investment strategies will be used in selecting fixed-income securities for the Fund’s portfolio. GSAM’s fixed-income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser’s target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.
     The Investment Adviser uses derivative instruments to manage the duration of the Fund’s fixed income investment portfolio. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of the Fund’s fixed income investment portfolio. The Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
     Interest rates, fixed-income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed-income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
     Market Sector Selection. Market sector selection for the fixed income portion of the Balanced Fund’s portfolio is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.
     Issuer Selection. Issuer selection is the purchase and sale of fixed-income corporate securities based on a corporation’s current and expected credit standing (within the constraints imposed by the Balanced Fund’s minimum credit quality requirements). This strategy focuses on four types of corporate issuers. Selection of securities from the first type of issuers – those with low but stable credit – is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers – those with low and intermediate but improving credit quality – is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually,

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price appreciation is expected to occur relative to alternative securities as credit quality improves, the credit ratings of nationally recognized statistical ratings organizations are upgraded, and credit spreads narrow. Securities from the third type of issuers – issuers with deteriorating credit quality – will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and future potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market re-evaluation and relative price appreciation.
     Yield Curve Strategy. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a “barbell” strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a “bullet” strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a “neutral yield curve” strategy in which the maturity distribution mirrors that of a benchmark.
Additional Information About the International Equity Fund
     The International Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments of companies that are organized outside the United States or whose securities are principally traded outside the United States.
     The International Equity Fund’s Investment Adviser believes that outperformance is generated by a long-term focus on quality companies with quality managements that trade at attractive valuations.
Bottom-up, fundamental research is carried out by both the Investment Adviser’s five senior portfolio managers and its 80+ research analysts based in London, Singapore, Tokyo, New York and Tampa. These research analysts are organized into five global sector research teams – Consumer, Health Sciences, Financials, Industrials and Technology/Telecoms. The Investment Adviser’s global research platform also includes a ‘Specialist’ team that focuses on the small and mid-cap segments of each market. The rigorous investment criteria employed by the research analysts are designed to capture the quality of business, quality of management and valuation of the companies within the international equity universe.
Stock selection. The portfolio management team evaluates ideas with the global research analysts through formal conference calls, regular visits to the Investment Adviser’s regional offices and regular ad hoc communication. These forums allow the portfolio managers to cross-examine the research analysts, question their assumptions, ensure issues have been raised, and offer counter-perspectives to their investment recommendations. After questions arising from these discussions have been answered, primary stock selection is carried out by the International Equity portfolio managers, who assess each stock by balancing views of the global sector teams with their own before making a cross-border and cross-sector assessment of each company.

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Portfolio construction is carried out by the Investment Adviser’s dedicated portfolio construction team, which sizes each position based on the International Equity portfolio managers’ conviction in each stock and the position’s desired impact on portfolio risk. The portfolio managers work closely with the portfolio construction team to position the research ideas in the International Equity Fund and cross-check positioning across all of the regional and sector flagship portfolios to ensure that investment themes are implemented consistently.
     GSAMI’s currency team may manage the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.
     The members of GSAMI’s International Equity team bring together years of experience in analyzing and investing in companies globally. Global research analysts have a local presence around the world that facilitates interaction with companies and enhances knowledge of local trends. Moreover, the ability of the portfolio managers to leverage the views of GSAMI’s corporate credit and currency teams result in a deeper understanding of companies and industries.
Additional Information About the Research Select Fund
     The Research Select Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by the Investment Adviser to be positioned for long-term growth or are positioned as value opportunities which, in the Investment Adviser’s view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.
     The Fund may invest in securities of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities (including the securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.
     In managing the Fund, the Investment Adviser uses both value and growth investment styles as described above. A committee of portfolio managers representing the Investment Adviser’s value and growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Fund. The Investment Adviser will rely on research generated by the portfolio managers/analysts that comprise the Investment Adviser’s value and growth investment teams. Under normal circumstances, the Fund expects its portfolio to be approximately balanced between value and growth opportunities. The Fund will be re-balanced annually or more frequently as opportunities arise.
Corporate Debt Obligations
     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt

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obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and Research Select Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund’s net asset value.
     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and Research Select Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.
     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

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     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.
Commercial Paper and Other Short-Term Corporate Obligations
     The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
U.S. Government Securities
     Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Bank Obligations
     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of

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deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Zero Coupon Bonds
     Each Fund’s investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.
Variable and Floating Rate Securities
     The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.
Custodial Receipts and Trust Certificates
     Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

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     Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Municipal Securities
     The Balanced Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.
     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.
     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which

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interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
     Dividends paid by the Funds from any tax-exempt interest they may receive will not be tax-exempt.
Mortgage-Backed Securities
     General Characteristics. Each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity and Research Select Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.
     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.
     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.
     A Fund’s investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and

B-14

Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and a Fund’s liquidity and value.
     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA Loans”), or guaranteed by the Veterans Administration (“VA Loans”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provided that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. Each Pool consists of residential mortgage loans (“Mortgage Loans”) either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.
     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.
     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

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     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder an ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.
     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Mortgage Pass-Through Securities. Each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity and Research Select Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder

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thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.
     Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors or underlying assets to make payments, mortgage pass-throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

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     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.
     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

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     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities and sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.
     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective

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final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
     Stripped Mortgage-Backed Securities. The Balanced Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.
Inverse Floating Rate Securities
     The Balanced Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s 15% limitation on investments in such securities.

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Asset-Backed Securities
     Each Fund (except the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity and Research Select Funds) may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
     Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.
Loan Participations
     The Balanced Fund may invest in loan participations. Such loans must be to issuers in whose obligations Balanced Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.
     Participation interests acquired by the Balanced Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another

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participant, or a participation in the seller’s share of the loan. When the Balanced Fund acts as co-lender in connection with a participation interest or when the Balanced Fund acquires certain participation interests, the Balanced Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Balanced Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Balanced Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Balanced Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Balanced Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Balanced Fund will normally be regarded as illiquid.
     For purposes of certain investment limitations pertaining to diversification of the Balanced Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Balanced Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Balanced Fund and the borrower will be deemed issuers of a loan participation.
Futures Contracts and Options on Futures Contracts
     Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Structured Large Cap Value, Structured Large Cap Growth and Structured Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Each Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.
     Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.
     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of

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transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. As another example, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark. The Balanced Fund may also use futures contracts to manage the term structure and duration of its fixed-income securities holdings in accordance with that Fund’s investment objective and policies.
     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and

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Structured Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
     Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

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A Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures position and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.
     Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Advisers to analyze correctly the futures markets.
Options on Securities and Securities Indices
     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A Fund also may cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a

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call option. A put option is also covered if a Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund also may cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option, or by owning offsetting options as described above.
     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. A Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.
     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the

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purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.
     Yield Curve Options. The Balanced Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
     The Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Balanced Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.
     Yield curve options written by the Balanced Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of such Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.
     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the

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Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Real Estate Investment Trusts
     Each Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.
     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the

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quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Warrants and Stock Purchase Rights
     Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity and Research Select Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Foreign Securities
     Each Fund may invest in securities of foreign issuers. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Small/Mid Cap Growth, Growth Opportunities and Concentrated Growth Funds may invest in the aggregate up to 20%, 25%, 20%, 10%, 10%, 10% and 10%, respectively, of their total assets (not including securities lending collateral and any investment of that collateral) in foreign securities. The Mid Cap Value, Small Cap Value and Large Cap Value Funds may invest in the aggregate up to 25% of their respective net assets plus any borrowings (measured at the time of purchase) in foreign securities. The Research Select Fund may invest up to 20% of its net assets plus any borrowings (measured at the time of purchase) in securities of foreign issuers. The Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds will invest primarily in foreign securities under normal circumstances. With respect to the Structured U.S. Equity, Structured Large Cap Growth, Structured Large Cap Value and Structured Small Cap Equity Funds, equity securities of foreign issuers must be traded in the United States.
     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.
     Investing in foreign securities involves certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Balanced, Growth and Income, Structured International Equity, Capital Growth, Strategic Growth, Small/Mid Cap Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Asia Equity and Emerging Markets Equity, Research

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Select and Concentrated Growth Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.
     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and (except for Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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     To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.
     As described more fully below, each Fund (except the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets, including Asia and Eastern Europe,” below.
     Investing in Emerging Countries, including Asia and Eastern Europe. Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Mid Cap Value, Small Cap Value, Research Select and Concentrated Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.
     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily

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undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.
     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
     Certain Funds may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been

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implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
     A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
     Investing in Japan. The Japanese Equity Fund invests primarily in Japanese companies. Japan’s economy grew substantially after World War II. The boom in Japan’s equity and property markets during the expansion of the late 1980’s supported high rates of investment and consumer spending on durable goods, but both of these components of demand subsequently retreated sharply following a decline in asset prices. More recently, Japan’s economic growth has been substantially below the levels of earlier decades. The banking sector has continued to suffer from non-performing loans and the economy generally has been subject to deflationary pressures. Many Japanese banks have required public funds to avert insolvency, and large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. In 2003, Japan’s Financial Services Agency established the Industrial Revitalization Corporation Japan (“IRCJ”) to assist in cleaning up the non-performing loans of the Japanese banking sector. The IRCJ is modeled after the Resolution Trust Corporation which was created in the United States to address the savings and loans crisis. Recent economic performance has shown improvements with positive growth in gross domestic product and a reduction in non-performing loans since 2002.

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     Junichiro Koizumi, the current Prime Minister, shortly after taking office in April 2001, had announced the outlines of a reform agenda to revitalize the economy. However, in November 2001, April 2002 and again in November 2002, the credit rating of Japanese government debt was downgraded as a result of the perceived slow progress in implementing effective structural economic reform especially with regard to reforming Japan’s troubled banking sector and the Japanese government’s inability to slash its national debt.
     Like many European countries, Japan is experiencing a deterioration of its competitiveness. Factors contributing to this include high wages, a generous pension and universal health care system, an aging populace and structural rigidities. Japan is reforming its political process and deregulating its economy to address this situation. Among other things, the Japanese labor market is moving from a system of lifetime company employment in response to the need for increased labor mobility, and corporate governance systems are being introduced to new accounting rules, decision-making mechanisms and managerial incentives.
     While the Japanese governmental system itself seems stable, the dynamics of the country’s politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. After a short period, the Liberal Democratic Party came back to power through coalition with other small parties and has been the ruling party. More recently, Prime Minister Koizumi’s Liberal Democratic Party has governed in a formal coalition with the Komeito Party and the Conservative New Party. Elections for the Liberal Democratic Party will be held in September 2006, which may result in a change of leadership. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments.
     Japan’s heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only approximately 13% of its land is suitable for cultivation and the country must import 50% of its requirements for grains (other than rice) and fodder crops. In addition, its export industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Recent increases in the price of oil may adversely affect Japan’s economic performance. Japan’s high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy. A substantial rise in world oil or commodity prices could also have a negative effect. The Japanese yen has fluctuated widely during recent periods. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.
     Reporting, accounting, and auditing practices for the Japanese market are similar to those in the United States, for the most part, with certain exceptions. In particular, the Japanese government does not require companies to provide the same depth and frequency of disclosure required by U.S. law.
     Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe

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earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country’s economy.
     Forward Foreign Currency Exchange Contracts. The Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Balanced, Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.
     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

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     Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     The Balanced, Small/Mid Cap Growth, Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of a Fund’s commitments with respect to such contracts.
     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
     Writing and Purchasing Currency Call and Put Options. A Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

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     Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.
     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.
     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.
     A Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
     A Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.
     As noted, in addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required

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to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
     Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.
     The amount of the premiums, which a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Currency Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars
     The Balanced, Small/Mid Cap Growth, Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may enter into mortgage, credit, total return, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. The Balanced Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the

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payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
     A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total rate of return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total rate of return, credit, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s potential exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.
     The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.
Convertible Securities
     Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is

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generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.
     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
     In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.
Preferred Securities
     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Equity Swaps
     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be

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used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
     A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.
Lending of Portfolio Securities
     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this

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type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of a Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this Additional Statement or the Prospectuses regarding investing in fixed-income securities and cash equivalents.
     The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Funds. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions. The lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities, and which pay the Investment Adviser or its affiliates for their services. The Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with a Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Funds’ securities lending program, subject to certain conditions.
When-Issued Securities and Forward Commitments
     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Investment in Unseasoned Companies
     Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are

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more speculative and entail greater risk than do investments in companies with an established operating record.
Private Investments in Public Equity
     Certain Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Other Investment Companies
     A Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds such as Standard & Poor’s Depositary Receipts in (“SPDRs”) and iSharessm, as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an investment adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to an investment adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
     Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on a stock exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and

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(iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P 500 and the net asset value of a Portfolio Deposit.
     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.
     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.
     Each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. Each Fund may, subject to the limitations stated above, invest in iSharessm and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharessm are listed on a stock exchange and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of iSharessm on a stock exchange. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of a stock exchange necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.
Repurchase Agreements
     Each Fund may enter into repurchase agreements with banks, brokers and securities dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Structured International Equity, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Equity and Balanced Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a

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Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     The Funds, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Reverse Repurchase Agreements
     The Balanced Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.
     When the Balanced Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities that have a value equal to or greater than the repurchase price. The account is thereafter monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
Short Sales
     The Funds (other than the Structured Equity Funds) may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

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     If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.
Mortgage Dollar Rolls
     When the Balanced Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.
Non-Diversified Status
     Since the Concentrated Growth Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to United States Government Securities and regulated investment companies.
Portfolio Turnover
     Each Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or a Fund.
     For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With

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respect to the Funds’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.
     A Fund may not:
(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(3)	Borrow money, except (a) each Fund (other than the Concentrated Growth Fund and the Small/Mid Cap Growth Fund) may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Concentrated Growth Fund and the Small/Mid Cap Growth Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (c) each Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (d) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (e) each Fund may purchase securities on margin to the extent permitted by applicable law and (f) each Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) (Concentrated Growth Fund and Small/Mid Cap Growth Fund only) loans to affiliates of the Concentrated Growth Fund and Small/Mid Cap Growth Fund to the extent permitted by law.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.

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     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.
     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.
     A Fund may not:
(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.
TRUSTEES AND OFFICERS
     The business and affairs of the Funds are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.
     Trustees of the Trust
     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

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Independent Trustees
				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 63	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).	65	None

			Chairman of the Board of Trustees – Goldman Sachs Mutual Fund Complex (registered investment companies).

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003).	65	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000).	65	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

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Independent Trustees
				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986–1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and, Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for not-for-profit institutions) (since 2005).	65	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004).	65	Lawson Products Inc. (distributor of industrial products).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999).	65	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

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Interested Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 - May 1999).	65	None

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*Kaysie P. Uniacke Age: 45	Trustee	Since 2001	Managing Director, GSAM (1997-Present).	65	None
	&		Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

	President	Since 2002	President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997 – 2002) ( registered investment companies).

Trustee – Gettysburg College.

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2005, the Trust consisted of 59 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

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Officers of the Trust
     Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Kaysie P. Uniacke 32 Old Slip	President &	Since 2002	Managing Director, GSAM (1997-Present).
New York, NY 10005 Age: 45	Trustee	Since 2001	Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997–2002) (registered investment companies).

Trustee – Gettysburg College.

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003 – Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 44	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 48	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 42	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Charles Rizzo 32 Old Slip New York, NY 10005 Age: 48	Assistant Treasurer	Since 2005	Vice President, Goldman Sachs (August 2005–Present); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (April 2003–June 2005); Director, Tax and Financial Reporting, Deutsche Asset Management (August 2002–April 2003); Vice President and Treasurer, Deutsche Global Fund Services (August 1999–August 2002).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

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Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997–December 1999).
Age: 46			Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 71 South Wacker Drive Suite 500 Chicago, IL 60606	Vice President	Since 1998	Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).
Age: 42			Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 71 South Wacker Drive Suite 500 Chicago, IL 60606	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present).
Age: 43			Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee –– Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2003	Vice President and Associate General Counsel, Goldman Sachs (2002–Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Dave Fishman 32 Old Slip New York, NY 10005 Age: 41	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001).
Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 43	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

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Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 36	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 – Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996–Present).
Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
     The Board of Trustees has established seven standing committees in connection with their governance of the Funds – Audit, Governance and Nominating, Compliance, Valuation, Dividend, Schedule E, and Contract Review.
     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended August 31, 2005.
     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended August 31, 2005. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides

B-54

assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee was formed on May 6, 2004 and met three times during the fiscal year ended August 31, 2005. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. The Valuation Committee met nine times during the fiscal year ended August 31, 2005.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended August 31, 2005, the Dividend Committee held four meetings with respect to the Funds included in this Additional Statement and thirty with respect to all of the Funds of the Trust (including the Funds included in this Additional Statement).
     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. (“NASD”). Currently, the sole member of the Trust’s Schedule E Committee is Mr. Bakhru. The Schedule E Committee did not meet during the fiscal year ended August 31, 2005.
     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board of Trustees for approving and monitoring the Funds’ investment management, distribution, transfer agency and other agreements with the Fund’s Investment Advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board of Trustees processes for approving and reviewing the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee was formed on November 4, 2004 and met three times during the fiscal year ended August 31, 2005. All of the Independent Trustees serve on the Contract Review Committee.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

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Aggregate Dollar Range of Equity
Securities in All Portfolios in
	Dollar Range of	Fund Complex Overseen By
Name of Trustee	Equity Securities in the Funds[1]	Trustee[2]
Ashok N. Bakhru	Capital Growth: Over $100,000	Over $100,000
Structured U.S. Equity: Over $100,000
Mid Cap Value: Over $100,000

John P. Coblentz, Jr.	Growth Opportunities: $50,001 - $100,000	Over $100,000
Mid Cap Value: Over $100,000
Small Cap Value: $50,001 - $100,000
Emerging Markets Equity: $10,001 - $50,000

Patrick T. Harker	Capital Growth: $50,001 - $100,000	Over $100,000
Mid Cap Value: $10,001 - $50,000
Small Cap Value: $10,001 - $50,000
International Equity: $10,001 - $50,000

Mary P. McPherson	Capital Growth: $50,001 - $100,000	Over $100,000
Mid Cap Value: $50,001 - $100,000
Small Cap Value: Over $100,000
Growth and Income: $1 - $10,000
International Equity: $10,001 - $50,000

Alan A. Shuch	Capital Growth: Over $100,000	Over $100,000
Mid Cap Value: Over $100,000

Richard P. Strubel	Small/Mid Cap Growth: Over $100,000	Over $100,000
Mid Cap Value: Over $100,000

Wilma J. Smelcer	Capital Growth: Over $100,000	Over $100,000

Kaysie P. Uniacke	Strategic Growth: Over $100,000	Over $100,000
Large Cap Value: Over $100,000
Mid Cap Value: Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this Additional Statement as of December 31, 2005.

[2]	Includes Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, Goldman Sachs Trust consisted of 61 portfolios and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
     As of December 31, 2005 the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.
Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting and Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2005:

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Trustee Compensation

	Fund
			Structured Large	Structured U.S.	Structured Large	Structured Small
Name of Trustee	Balanced	Growth and Income	Cap Value	Equity	Cap Growth	Cap Equity
Ashok N. Bakhru[1]	$3,523.86	$3,523.86	$3,523.86	$3,523.86	$3,523.86	$3,523.86
John P. Coblentz, Jr.	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75
Patrick T. Harker	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75
Mary P. McPherson	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75
Alan A. Shuch	—	—	—	—	—	—
Wilma J. Smelcer	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75
Richard P. Strubel	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75
Kaysie P. Uniacke	—	—	—	—	—	—
Trustee Compensation

	Fund
	Structured
	International			Growth	Small/Mid Cap
Name of Trustee	Equity	Capital Growth	Strategic Growth	Opportunities	Growth	Mid Cap Value
Ashok N. Bakhru[1]	$3,523.86	$3,523.86	$3,523.86	$3,523.86	$—	$3,523.86
John P. Coblentz, Jr.	2,412.75	2,412.75	2,412.75	2,412.75	—	2,412.75
Patrick T. Harker	2,412.75	2,412.75	2,412.75	2,412.75	—	2,412.75
Mary P. McPherson	2,412.75	2,412.75	2,412.75	2,412.75	—	2,412.75
Alan A. Shuch	—	—	—	—	—	—
Wilma J. Smelcer	2,412.75	2,412.75	2,412.75	2,412.75	—	2,412.75
Richard P. Strubel	2,412.75	2,412.75	2,412.75	2,412.75	—	2,412.75
Kaysie P. Uniack	—	—	—	—	—	—
Trustee Compensation

	Fund
						International Small
Name of Trustee	Small Cap Value	Large Cap Value	International Equity	European Equity	Japanese Equity	Cap
Ashok N. Bakhru[1]	$3,523.86	$3,523.86	$3,523.86	$3,523.86	$3,523.86	$3,523.86
John P. Coblentz, Jr.	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75
Patrick T. Harker	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75
Mary P. McPherson	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75
Alan A. Shuch	—	—	—	—	—	—
Wilma J. Smelcer	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75
Richard P. Strubel	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75	2,412.75
Kaysie P. Uniacke	—	—	—	—	—	—

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Trustee Compensation

		Fund
	Emerging Markets			Concentrated
Name of Trustee	Equity	Asia Equity	Research Select	Growth
Ashok N. Bakhru[1]	$3,523.86	$3,523.86	$3,523.77	$3,523.77
John P. Coblentz, Jr.	2,412.75	2,412.75	2,412.69	2,412.69
Patrick T. Harker	2,412.75	2,412.75	2,412.69	2,412.69
Mary P. McPherson	2,412.75	2,412.75	2,412.69	2,412.69
Alan A. Shuch	—	—	—	—
Wilma J. Smelcer	2,412.75	2,412.75	2,412.69	2,412.69
Richard P. Strubel	2,412.75	2,412.75	2,412.69	2,412.69
Kaysie P. Uniacke	—	—	—	—
Trustee Compensation

		Pension or
		Retirement
	Aggregate	Benefits Accrued as	Total Compensation
	Compensation	Part of the Trust’s	From Fund Complex
Name of Trustee	from the Funds	Expenses	(including the Funds)[2]
Ashok N. Bakhru[1]	$74,000.88	—	$222,000.00
John P. Coblentz, Jr.	50,667.63	—	152,000.00
Patrick T. Harker	50,667.63	—	152,000.00
Mary P. McPherson	50,667.63	—	152,000.00
Alan A. Shuch	—	—	—
Wilma J. Smelcer	50,667.63	—	152,000.00
Richard P. Strubel	50,667.63	—	152,000.00
Kaysie P. Uniacke	—	—	—

[1]	Includes compensation as Board Chairman.

[2]	The Fund Complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 59 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios as of August 31, 2005.
Miscellaneous
     Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

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MANAGEMENT SERVICES
     As stated in the Funds’ Prospectuses, GSAM (formerly, Goldman Sachs Funds Management, L.P.), 32 Old Slip, New York, New York, 10005 serves as Investment Adviser to the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Balanced, Growth and Income, Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds. In April 2003, GSAM assumed investment advisory responsibilities for those Funds. GSAMI, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, serves as Investment Adviser to the International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.
     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York with 44 offices in 26 countries. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as a Fund’s Management Agreement is in effect.
     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Advisers.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics to structure and evaluate portfolios.
     In managing the Funds, the Investment Advisers have access to Goldman Sachs’ economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies,

B-59

and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.
     The Management Agreements provide that GSAM and GSAMI, in their capacity as Investment Advisers, may render similar services to others as long as the services under the Management Agreements are not impaired thereby. A discussion regarding the Trustees’ basis for approving the Management Agreements in 2005 is available in the Trust’s annual reports dated August 31, 2005.
     These arrangements were most recently approved by the shareholders of each Fund (other than Concentrated Growth, Research Select, Large Cap Value, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Emerging Markets Equity, Japanese Equity, International Small Cap and European Equity Funds) on April 21, 1997. The sole shareholder of the Small/Mid Cap Growth, Concentrated Growth, Research Select, Large Cap Value, Strategic Growth, Growth Opportunities, Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Emerging Markets Equity, Japanese Equity, International Small Cap and European Equity Funds approved these arrangements on June 30, 2005, August 23, 2002, June 14, 2000, October 26, 1999, April 28, 1999, April 28, 1999, November 3, 1998, April 30, 1997, July 21, 1997, July 21, 1997, January 28, 1997, April 23, 1998, April 23, 1998 and July 22, 1998, respectively.
     Each Management Agreement will remain in effect until June 30, 2006 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of such Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.
     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.
     Pursuant to the Management Agreements the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund’s average daily net assets.

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		Actual Rate for the Fiscal
		Year Ended
Fund	Contractual Rate	August 31, 2005
GSAM
Balanced Fund	0.65% on the first $1 billion	0.65%
	0.59% over $1 billion up to $2 billion
	0.56% over $2 billion

Growth and Income Fund	0.70% on the first $1 billion	0.70%
	0.63% over $1 billion up to $2 billion
	0.60% over $2 billion

Structured Large Cap Value Fund	0.60% on the first $1 billion	0.60%
	0.54% over $1 billion up to $2 billion
	0.51% over $2 billion

Structured U.S. Equity Fund	0.65% on the first $1 billion	0.68%
	0.59% over $1 billion up to $2 billion
	0.56% over $2 billion

Structured Large Cap Growth Fund	0.65% on the first $1 billion	0.68%
	0.59% over $1 billion up to $2 billion
	0.56% over $2 billion

Structured Small Cap Equity Fund	0.85% on the first $2 billion	0.85%
	0.77% over $2 billion

Structured International Equity Fund	0.85% on the first $1 billion	0.85%
	0.77% over $1 billion up to $2 billion
	0.73% over $2 billion

Strategic Growth Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

Growth Opportunities Fund	1.00% on the first $2 billion	1.00%
	0.90% over $2 billion

Small/Mid Cap Growth Fund	1.00% on the first $2 billion	1.00%
	0.90% over $2 billion

Mid Cap Value Fund	0.75% on the first $2 billion	0.75%
	0.68% over $2 billion

Small Cap Value Fund	1.00% on the first $2 billion	1.00%
	0.90% over $2 billion

Large Cap Value Fund	0.75% on the first $1 billion	0.75%
	0.68% over $1 billion up to $2 billion
	0.65% over $2 billion

Research Select Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

Concentrated Growth Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

Capital Growth Fund	1.00% on the first $1 billion	0.95%
	0.90% over $1 billion up to $2 billion
	0.80% over $2 billion

B-61

		Actual Rate for the Fiscal
		Year Ended
Fund	Contractual Rate	August 31, 2005
GSAMI
International Equity Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

European Equity Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

Japanese Equity Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

International Small Cap Fund	1.10% on the first $2 billion	1.10%
	0.99% over $2 billion

Emerging Markets Equity Fund	1.20% on the first $2 billion	1.20%
	1.08% over $2 billion

Asia Equity Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion
Additionally, as of the date of this Additional Statement, the Investment Adviser was voluntarily waiving a portion of its management fee equal to 0.09%, 0.14%, 0.14%, 0.04%, 0.04% and 0.05% based on the average daily net assets of the Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Growth Fund, Structured International Equity Fund and Research Select Fund, respectively. Effective May 1, 2006, the Investment Adviser will voluntarily waive a portion of its management fee for the Balanced Fund equal to 0.10% of average daily net assets.
Prior to the date of this Additional Statement, the contractual management fees for the Funds, except the Small/Mid Cap Growth Fund and Capital Growth Fund, were as follows:

Fund	Management Fee
GSAM
Balanced Fund	0.65%

Growth and Income Fund	0.70%

Structured Large Cap Value Fund	0.60%

Structured U.S. Equity Fund	0.65%

Structured Large Cap Growth Fund	0.65%

Structured Small Cap Equity Fund	0.85%

Structured International Equity Fund	0.85%

Strategic Growth Fund	1.00%

Growth Opportunities Fund	1.00%

B-62

Fund	Management Fee
Mid Cap Value Fund	0.75%

Small Cap Value Fund	1.00%

Large Cap Value Fund	0.75%

Research Select Fund	1.00%

Concentrated Growth Fund	1.00%

GSAMI
International Equity Fund	1.00%

European Equity Fund	1.00%

Japanese Equity Fund	1.00%

International Small Cap Fund	1.10%

Emerging Markets Equity Fund	1.20%

Asia Equity Fund	1.00%

B-63

     For the fiscal years ended August 31, 2005, August 31, 2004 and August 31, 2003 the amounts of the fees incurred by each Fund then in existence under the Management Agreements were as follows (with and without the fee limitations that were then in effect):

	Fiscal year ended		Fiscal year ended		Fiscal year ended
	August 31,		August 31,		August 31,
	2005		2004		2003

	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations
Balanced Fund	$1,479,382	$1,479,382	$1,273,313	$1,273,313	$921,737	$921,737
Growth and Income Fund	6,436,508	6,436,508	4,518,567	4,518,567	2,865,328	2,865,328
Structured Large Cap Value Fund	2,540,099	2,540,099	1,879,530	1,879,530	1,202,179	1,202,179
Structured U.S. Equity Fund	5,299,857	5,545,073	4,834,401	5,275,594	4,328,669	4,637,859
Structured Large Cap Growth Fund	2,462,152	2,569,318	2,576,107	2,808,330	2,535,593	2,716,707
Structured Small Cap Equity Fund	3,903,906	3,913,268	2,558,067	2,558,067	1,807,072	1,807,072
Structured International Equity Fund	6,214,072	6,278,704	2,944,173	2,944,173	1,899,042	1,899,042
Capital Growth Fund	18,298,648	18,620,852	19,584,749	20,615,525	19,004,786	20,005,039
Strategic Growth Fund	3,517,819	3,517,819	3,135,807	3,135,807	2,162,009	2,162,009
Growth Opportunities Fund	15,208,391	15,208,391	9,551,981	9,551,981	6,302,365	6,302,365
Small/Mid Cap Growth Fund[1]	9,540	9,540	—	—	—	—
Mid Cap Value Fund	22,533,520	22,825,207	10,033,176	10,033,176	6,185,373	6,185,373
Small Cap Value Fund	18,413,239	18,413,239	12,772,759	12,772,759	6,562,287	6,562,287
Large Cap Value Fund	5,303,521	5,303,521	3,061,786	3,061,786	2,348,231	2,348,231
International Equity Fund	4,185,303	4,185,303	4,847,216	4,847,216	6,585,560	6,585,560
European Equity Fund	304,334	304,334	313,839	313,839	350,669	350,669
Japanese Equity Fund	496,090	496,090	510,380	510,380	242,407	242,407
International Small Cap Fund	1,163,201	1,188,961	861,735	940,075	800,713	873,506
Emerging Markets Equity Fund	1,362,747	1,362,747	1,052,689	1,052,689	1,077,206	1,077,206
Asia Equity Fund	819,057	819,057	601,008	601,008	343,992	343,992
Research Select Fund	2,194,529	2,194,529	2,819,156	2,819,156	3,126,562	3,126,562
Concentrated Growth Fund[2]	1,259,093	1,259,093	976,341	976,341	353,852	353,852

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

2.	The Concentrated Growth Fund commenced operations on September 3, 2002.

B-64

     In addition to providing advisory services, under its Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.

B-65

Portfolio Managers – Other Accounts Managed by the Portfolio Managers
     The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management.

	Number of Other Accounts Managed and Total Assets by Account Type*									Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered									Registered
Name of	Investment			Other Pooled			Other			Investment		Other Pooled			Other
Portfolio Manager	Companies			Investment Vehicles			Accounts			Companies		Investment Vehicles			Accounts
	Number			Number			Number			Number		Number			Number
	of	Assets		of	Assets		of	Assets		of	Assets	of	Assets		of	Assets
	Accounts	Managed		Accounts	Managed		Accounts	Managed		Accounts	Managed	Accounts	Managed		Accounts	Managed
Balanced Fund
Don Mulvihill	2	$186	mm	None	None		269	$2,172	mm	None	None	None	None		None	None
Robert C. Jones	56	$14,702	mm	20	$11,615	mm	537	$64,888	mm	None	None	None	None		36	$9,489	mm
Jonathan A. Bienner	26	$17,970	mm	47	$24,243	mm	1248	$100,166	mm	None	None	12	$6,199	mm	24	$11,315	mm
James B. Clark	7	$3,785	mm	12	$9,371	mm	192	$43,788	mm	None	None	4	$4,531	mm	6	$2,429	mm

Growth and Income Fund
Dolores Bamford	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Andrew Braun	20	$9,674	mm	2	$104	mm	278	$5,347	mm	None	None	2	$104	mm	1	$119	mm
Scott Carroll	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Sally Pope Davis	20	$9,674	mm	2	$104	mm	278	$5,347	mm	None	None	2	$104	mm	1	$119	mm
Sean Gallagher	20	$9,674	mm	2	$104	mm	278	$5,347	mm	None	None	2	$104	mm	1	$119	mm
Lisa Parisi	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Eileen Rominger	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm

Structured Large Cap Value Fund
Melissa Brown	44	$11,193	mm	9	$7,013	mm	195	$31,860	mm	None	None	1	$105	mm	20	$4,740	mm
Robert C. Jones	43	$13,014	mm	18	$9,184	mm	544	$58,050	mm	None	None	1	$105	mm	39	$9,267	mm
Structured U.S. Equity Fund
Melissa Brown	44	$11,193	mm	9	$7,013	mm	195	$31,860	mm	None	None	1	$105	mm	20	$4,740	mm
Robert C. Jones	43	$13,014	mm	18	$9,184	mm	544	$58,050	mm	None	None	1	$105	mm	39	$9,267	mm

B-66

	Number of Other Accounts Managed and Total Assets by Account Type*									Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered									Registered
Name of	Investment			Other Pooled			Other			Investment		Other Pooled			Other
Portfolio Manager	Companies			Investment Vehicles			Accounts			Companies		Investment Vehicles			Accounts
	Number			Number			Number			Number		Number			Number
	of	Assets		of	Assets		of	Assets		of	Assets	of	Assets		of	Assets
	Accounts	Managed		Accounts	Managed		Accounts	Managed		Accounts	Managed	Accounts	Managed		Accounts	Managed
Structured Large Cap Growth Fund
Melissa Brown	44	$11,193	mm	9	$7,013	mm	195	$31,860	mm	None	None	1	$105	mm	20	$4,740	mm
Robert C. Jones	43	$13,014	mm	18	$9,184	mm	544	$58,050	mm	None	None	1	$105	mm	39	$9,267	mm

Structured Small Cap Equity Fund
Melissa Brown	44	$11,193	mm	9	$7,013	mm	195	$31,860	mm	None	None	1	$105	mm	20	$4,740	mm
Robert C. Jones	43	$13,014	mm	18	$9,184	mm	544	$58,050	mm	None	None	1	$105	mm	39	$9,267	mm

Structured International Equity Fund
Len Ioffe	7	$1,700	mm	8	$2,151	mm	95	$27,998	mm	None	None	None	None		19	$4,527	mm
Robert C. Jones	43	$13,014	mm	18	$9,184	mm	544	$58,050	mm	None	None	1	$105	mm	39	$9,267	mm

Capital Growth Fund
Steven M. Barry	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
Gregory H. Ekizian	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
David G. Shell	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm

Strategic Growth Fund
Steven M. Barry	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
Gregory H. Ekizian	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
David G. Shell	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm

B-67

	Number of Other Accounts Managed and Total Assets by Account Type*									Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered									Registered
Name of	Investment			Other Pooled			Other			Investment		Other Pooled			Other
Portfolio Manager	Companies			Investment Vehicles			Accounts			Companies		Investment Vehicles			Accounts
	Number			Number			Number			Number		Number			Number
	of	Assets		of	Assets		of	Assets		of	Assets	of	Assets		of	Assets
	Accounts	Managed		Accounts	Managed		Accounts	Managed		Accounts	Managed	Accounts	Managed		Accounts	Managed
Growth Opportunities Fund
Steven M. Barry	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
Gregory H. Ekizian	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
David G. Shell	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm

Small/Mid Cap Growth
Steven M. Barry	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
Gregory H. Ekizian	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
David G. Shell	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm

Mid Cap Value Fund
Dolores Bamford	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
David L. Berdon	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Andrew Braun	20	$9,674	mm	2	$104	mm	278	$5,347	mm	None	None	2	$104	mm	1	$119	mm
Scott Carroll	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Sally Pope Davis	20	$9,674	mm	2	$104	mm	278	$5,347	mm	None	None	2	$104	mm	1	$119	mm
Sean Gallagher	20	$9,674	mm	2	$104	mm	278	$5,347	mm	None	None	2	$104	mm	1	$119	mm
Lisa Parisi	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Edward Perkin	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Eileen Rominger	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm

Small Cap Value Fund

B-68

	Number of Other Accounts Managed and Total Assets by Account Type*									Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered									Registered
Name of	Investment			Other Pooled			Other			Investment		Other Pooled			Other
Portfolio Manager	Companies			Investment Vehicles			Accounts			Companies		Investment Vehicles			Accounts
	Number			Number			Number			Number		Number			Number
	of	Assets		of	Assets		of	Assets		of	Assets	of	Assets		of	Assets
	Accounts	Managed		Accounts	Managed		Accounts	Managed		Accounts	Managed	Accounts	Managed		Accounts	Managed
Dolores Bamford	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
David L. Berdon	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Scott Carroll	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
J. Kelly Flynn	6	$2,967	mm	2	$104	mm	27	$703	mm	None	None	2	$104	mm	None	None
James Otness	6	$2,967	mm	2	$104	mm	27	$703	mm	None	None	2	$104	mm	None	None
Lisa Parisi	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Edward Perkin	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm

Large Cap Value Fund
Dolores Bamford	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
David L. Berdon	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Andrew Braun	20	$9,674	mm	2	$104	mm	278	$5,347	mm	None	None	2	$104	mm	1	$119	mm
Scott Carroll	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Sally Pope Davis	20	$9,674	mm	2	$104	mm	278	$5,347	mm	None	None	2	$104	mm	1	$119	mm
Sean Gallagher	20	$9,674	mm	2	$104	mm	278	$5,347	mm	None	None	2	$104	mm	1	$119	mm
Lisa Parisi	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Eileen Rominger	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm

International Equity Fund
Mark Beveridge	4	$679	mm	7	$1,262	mm	52	$12,252	mm	None	None	None	None		None	None
William Howard	2	$505	mm	1	$211	mm	14	$1,236	mm	None	None	None	None		None	None
Michael Stanes	2	$505	mm	1	$211	mm	14	$1,236	mm	None	None	None	None		None	None

European Equity Fund
Julian Abel	1	$31	mm	2	$514	mm	16	$3,365	mm	None	None	None	None		None	None
Mark Beveridge	4	$679	mm	7	$1,262	mm	52	$12,252	mm	None	None	None	None		None	None

B-69

	Number of Other Accounts Managed and Total Assets by Account Type*									Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered									Registered
Name of	Investment			Other Pooled			Other			Investment		Other Pooled			Other
Portfolio Manager	Companies			Investment Vehicles			Accounts			Companies		Investment Vehicles			Accounts
	Number			Number			Number			Number		Number			Number
	of	Assets		of	Assets		of	Assets		of	Assets	of	Assets		of	Assets
	Accounts	Managed		Accounts	Managed		Accounts	Managed		Accounts	Managed	Accounts	Managed		Accounts	Managed
Stuart McPherson	2	$175	mm	6	$1,050	mm	38	$11,016	mm	None	None	None	None		None	None

Japanese Equity Fund
David Townshend	1	$49	mm	9	$1,142	mm	10	$2,674	mm	None	None	None	None		None	None
Hiroyuki Ito	1	$64	mm	6	$722	mm	5	$2,529	mm	None	None	None	None		None	None

International Small Cap Fund
Prashant Bhayani	1	$144	mm	1	$245	mm	2	$197	mm	None	None	None	None		None	None
Chris Dyer	1	$144	mm	1	$245	mm	2	$197	mm	None	None	None	None		None	None
David Lowish	1	$144	mm	1	$245	mm	2	$197	mm	None	None	None	None		None	None
Takeya Suzuki	1	$144	mm	3	$525	mm	4	$160	mm	None	None	None	None		None	None
Noriko Takahashi	1	$144	mm	3	$525	mm	4	$160	mm	None	None	None	None		None	None

Emerging Markets Equity Fund
Maria Gordon	1	$187	mm	1	$255	mm	1	$41	mm	None	None	None	None		None	None
Kenny Tjan	2	$287	mm	2	$597	mm	4	$120	mm	None	None	None	None		None	None

Asia Equity Fund
Siew-Hua Thio	1	$100	mm	1	$342	mm	3	$79	mm	None	None	None	None		None	None
Kenny Tjan	2	$287	mm	2	$597	mm	4	$120	mm	None	None	None	None		None	None

Research Select Fund
Sally Pope Davis	20	$9,674	mm	2	$104	mm	278	$5,347	mm	None	None	2	$104	mm	1	$119	mm

B-70

	Number of Other Accounts Managed and Total Assets by Account Type*									Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered									Registered
Name of	Investment			Other Pooled			Other			Investment		Other Pooled			Other
Portfolio Manager	Companies			Investment Vehicles			Accounts			Companies		Investment Vehicles			Accounts
	Number			Number			Number			Number		Number			Number
	of	Assets		of	Assets		of	Assets		of	Assets	of	Assets		of	Assets
	Accounts	Managed		Accounts	Managed		Accounts	Managed		Accounts	Managed	Accounts	Managed		Accounts	Managed
Eileen Rominger	26	$12,642	mm	2	$104	mm	305	$6,050	mm	None	None	2	$104	mm	1	$119	mm
Steven M. Barry	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
Gregory H. Ekizian	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
David G. Shell	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm

Concentrated Growth Fund
Steven M. Barry	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
Gregory H. Ekizian	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm
David G. Shell	28	$9,115	mm	1	$98	mm	525	$19,700	mm	None	None	None	None		15	$2,652	mm

*	The information is as of August 31, 2005, except that information for Hiroyuki Ito is as of November 30, 2005 and information for Don Mulvihill and Robert C. Jones as portfolio managers of the Balanced Fund is as of December 31, 2005.

B-71

     Conflicts of Interest. The Investment Advisers’ portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of other accounts, see “Potential Conflicts of Interest – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
     Value Team Base Salary and Performance Bonus. The Investment Adviser’s Value Team (“Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.
The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:
–	Individual performance (relative, absolute)

–	Team performance (relative, absolute)

–	Consistent performance that aligns with clients’ objectives

–	Achievement of top rankings (relative and competitive)

B-72

     The benchmarks for these Funds are:
Research Select Fund: S&P 500 Index
Growth and Income Fund: Russell 1000 Value Index
Large Cap Value Fund: Russell 1000 Value Index
Mid Cap Value Fund: Russell Mid Cap Value Index
Small Cap Value Fund: Russell 2000 Value Index
     Quantitative Domestic and Quantitative International Equity Portfolio Management Teams Base Salary and Performance Bonus.
     The Investment Adviser provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.
     Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.
     The portfolio management team’s performance measures are aligned with GSAM’s goals to: (1) exceed benchmark over one-year and three-year periods; (2) manage portfolios within a defined range around a targeted tracking error; (3) perform consistently with objectives and client commitments; (4) achieve top tier rankings and ratings; and (5) manage all similarly mandated accounts in a consistent manner.
     Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance and consistency of performance over time; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process.
     In addition, detailed portfolio attribution is critical to the measurement process.
     The benchmarks for these Funds are:
Structured U.S. Equity Fund: S&P 500 Index
Structured Small Cap Equity Fund: Russell 2000 Index
Structured Large Cap Value Fund: Russell 1000 Value Index
Structured Large Cap Growth Fund: Russell 1000 Growth Index
Structured International Equity Fund: MSCI Europe, Australasia, Far East (“EAFE”) Index (unhedged).
     Quantitative Equity Team Base Salary and Performance Bonus. The Investment Adviser and its Quantitative Equity Team’s (the “QE Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager’s individual performance; his or her contribution to the overall performance of QE Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and, for certain accounts, performance based fees.

B-73

     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the Team’s pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition, the other factors that are also considered when the amount of performance bonus is determined: (1) whether the Team performed consistently with objectives and client commitments; (2) whether the Team achieved top tier rankings and ratings; and (3) whether the Team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.
     The QE Team’s decision may also be influenced by the following: the performance of the Investment Adviser and anticipated compensation levels among competitive firms.
     The benchmark for the equity portion of the Balanced Fund is the S&P 500 Index.
     Growth Investment Team Base Salary and Performance Bonus. The Investment Adviser’s Growth Team’s (the “Growth Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for its clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.
     The benchmarks for these Funds are:
Capital Growth Fund: Russell 1000 Growth Index
Growth Opportunities Fund: Russell Midcap Growth Index
Strategic Growth Fund: Russell 1000 Growth Index
Research Select Fund: S&P 500 Index
Concentrated Growth Fund: Russell 1000 Growth Index
Small/Mid Cap Growth Fund: Russell 2500 Growth Index
     The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the team. The Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

B-74

     Active International Portfolio Management Team Base Salary and Performance Bonus. The Investment Adviser’s Active International Portfolio Management Team’s (the “International Team”) compensation packages for portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of: each portfolio manager’s individual performance; the International Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts; performance based fees; his or her contribution to the overall performance of the International Team; the performance of the Investment Adviser; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark over a three year period while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance; (2) consistency of performance across accounts with similar profiles; and (3) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the International Team are also considered when the amount of performance bonus is determined: (1) whether the team’s performance exceeded performance benchmarks over three-year periods; (2) whether the team performed consistently with objectives and client commitments; and (3) whether the team managed all similarly mandated accounts in a consistent manner.
     The benchmarks for these Funds are:
International Equity Fund: MSCI EAFE Index (unhedged)
European Equity Fund: MSCI Europe Index (unhedged)
International Small Cap Fund: MSCI EAFE Small Cap Index (unhedged)
Emerging Markets Equity Fund: MSCI Emerging Markets Free Index
Japanese Equity Fund: Tokyo Price Index (“TOPIX”) (unhedged)
Asia Equity Fund: MSCI All Country Asia Free ex-Japan Index (unhedged)
     Fixed Income Team Base Salary and Performance Bonus. The Investment Adviser and its Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income Team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the team’s performance exceeded performance benchmarks over one-year and three-year periods (for Fund specific benchmarks please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

B-75

     The benchmark for measuring performance of the fixed income portion of the Balanced Fund is:
     Balanced Fund: Lehman Brothers Aggregate Bond Index
     Other Compensation – All Teams. In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Funds They Manage
The following table shows the portfolio managers’ ownership of securities in the Funds they manage:

Dollar Range of Equity Securities Beneficially Owned by
Name of Portfolio Manager	Portfolio Manager*
Balanced Fund*
Don Mulvihill	Balanced Fund: $0
Robert C. Jones	Balanced Fund: $0
Jonathan A. Beinner	Balanced Fund: $0
James B. Clark	Balanced Fund: $0

Growth and Income Fund*
Dolores Bamford	Growth and Income Fund: $100,000 – $500,000
Andrew Braun	Growth and Income Fund: $1 – $10,000
Scott Carroll	Growth and Income Fund: $10,000 – $50,000
Sally Pope Davis	Growth and Income Fund: $10,000 – $50,000
Sean Gallagher	Growth and Income Fund: $10,000 – $50,000
Lisa Parisi	Growth and Income Fund: $10,000 – $50,000
Eileen Rominger	Growth and Income Fund: $100,000 – $500,000

B-76

Dollar Range of Equity Securities Beneficially Owned by
Name of Portfolio Manager	Portfolio Manager*
Structured Large Cap Value Fund*
Melissa Brown	Structured Large Cap Value Fund: $10,000 – $50,000
Robert C. Jones	Structured Large Cap Value Fund: $50,000 – $100,000

Structured U.S. Equity Fund*
Melissa Brown	Structured U.S. Equity Fund: $100,000 – $500,000
Robert C. Jones	Structured U.S. Equity Fund: $100,000 – $500,000

Structured Large Cap Growth Fund*
Melissa Brown	Structured Large Cap Growth Fund: $10,000 – $50,000
Robert C. Jones	Structured Large Cap Growth Fund: $50,000 – $100,000

Structured Small Cap Equity Fund*
Melissa Brown	Structured Small Cap Equity Fund: $50,000 – $100,000
Robert C. Jones	Structured Small Cap Growth Fund: $50,000 – $100,000

Structured International Equity Fund*
Len Ioffe	Structured International Equity Fund: $10,000 – $50,000
Robert C. Jones	Structured International Equity Fund: $50,000 – $100,000

Capital Growth Fund*
Steven M. Barry	Capital Growth Fund: $100,000 – $500,000
Gregory H. Ekizian	Capital Growth Fund: $100,000 – $500,000
David G. Shell	Capital Growth Fund: $100,000 – $500,000

Strategic Growth Fund*
Steven M. Barry	Strategic Growth Fund: $100,000 – $500,000
Gregory H. Ekizian	Strategic Growth Fund: $100,000 – $500,000
David G. Shell	Strategic Growth Fund: $100,000 – $500,000

Growth Opportunities Fund*
Steven M. Barry	Growth Opportunities Fund: $100,000 – $500,000
Gregory H. Ekizian	Growth Opportunities Fund: $100,000 – $500,000
David G. Shell	Growth Opportunities Fund: $100,000 – $500,000

Small/Mid Cap Growth Fund*
Steven M. Barry	Small/Mid Cap Growth Fund: $10,000 – $50,000
Gregory H. Ekizian	Small/Mid Cap Growth Fund: $10,000 – $50,000

B-77

Dollar Range of Equity Securities Beneficially Owned by
Name of Portfolio Manager	Portfolio Manager*
David G. Shell	Small/Mid Cap Growth Fund: $50,000 – $100,000

Mid Cap Value Fund*
Dolores Bamford	Mid Cap Value Fund: $100,000 – $500,000
David L. Berdon	Mid Cap Value Fund: $10,000 – $50,000
Andrew Braun	Mid Cap Value Fund: $50,000 – $100,000
Scott Carroll	Mid Cap Value Fund: $50,000 – $100,000
Sally Pope Davis	Mid Cap Value Fund: $100,000 – $500,000
Sean Gallagher	Mid Cap Value Fund: $100,000 – $500,000
Lisa Parisi	Mid Cap Value Fund: $100,000 – $500,000
Edward Perkin	Mid Cap Value Fund: $10,000 – $50,000
Eileen Rominger	Mid Cap Value Fund: $100,000 – $500,000

Small Cap Value Fund*
Dolores Bamford	Small Cap Value Fund: $50,000 – $100,000
David L. Berdon	Small Cap Value Fund: $10,000 – $50,000
Scott Carroll	Small Cap Value Fund: $1 – $10,000
J. Kelly Flynn	Small Cap Value Fund: $50,000 – $100,000
James Otness	Small Cap Value Fund: $100,000 – $500,000
Lisa Parisi	Small Cap Value Fund: $100,000 – $500,000
Edward Perkin	Small Cap Value Fund: $1 – $10,000

Large Cap Value Fund*
Dolores Bamford	Large Cap Value Fund: $100,000 – $500,000
David L. Berdon	Large Cap Value Fund: $10,000 – $50,000
Andrew Braun	Large Cap Value Fund: $50,000 – $100,000
Scott Carroll	Large Cap Value Fund: $100,000 – $500,000
Sally Pope Davis	Large Cap Value Fund: $100,000 – $500,000
Sean Gallagher	Large Cap Value Fund: $50,000 – $100,000
Lisa Parisi	Large Cap Value Fund: $100,000 – $500,000
Eileen Rominger	Large Cap Value Fund: $100,000 – $500,000

International Equity Fund*
Mark Beveridge	International Equity Fund: $100,000 – $500,000
William Howard	International Equity Fund: $1 – $10,000
Michael Stanes	International Equity Fund: $0

European Equity Fund*
Julian Abel	European Equity Fund: $0
Stuart Mcpherson	European Equity Fund: $0

B-78

Dollar Range of Equity Securities Beneficially Owned by
Name of Portfolio Manager	Portfolio Manager*
Mark Beveridge	European Equity Fund: $0

Japanese Equity Fund*
David Townshend	Japanese Equity Fund: $0
Hiroyuki Ito	Japanese Equity Fund: $0

International Small Cap Fund*
Prashant Bhayani	International Small Cap Fund: $50,000 – $100,000
Chris Dyer	International Small Cap Fund: $0
David Lowish	International Small Cap Fund: $0
Takeya Suzuki	International Small Cap Fund: $0
Noriko Takahashi	International Small Cap Fund: $0

Emerging Markets Equity Fund*
Maria Gordon	Emerging Markets Equity Fund: $0
Kenny Tjan	Emerging Markets Equity Fund: $0

Asia Equity Fund*
Siew-Hua Thio	Asia Equity Fund: $0
Kenny Tjan	Asia Equity Fund: $0

Research Select Fund*
Sally Pope Davis	Research Select Fund: $10,000 – $50,000
Eileen Rominger	Research Select Fund: $100,000 – $500,000
Steven M. Barry	Research Select Fund: $10,000 – $50,000
Gregory H. Ekizian	Research Select Fund: $10,000 – $50,000
David G. Shell	Research Select Fund: $10,000 – $50,000

Concentrated Growth Fund*
Steven M. Barry	Concentrated Growth Fund: $100,000 – $500,000
Gregory H. Ekizian	Concentrated Growth Fund: $100,000 – $500,000
David G. Shell	Concentrated Growth Fund: over $1,000,000

*	This information is as of August 31, 2005 except that information for Don Mulvihill and Robert C. Jones as portfolio managers of the Balanced Fund is as of December 31, 2005.

B-79

Distributor and Transfer Agent
     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.
     Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2005	2004	2003
Balanced Fund	$169,200	$184,800	$173,400
Growth and Income Fund	1,344,600	878,400	578,000
Structured Large Cap Value Fund	59,600	21,200	20,800
Structured U.S. Equity Fund	113,200	95,700	182,800
Structured Large Cap Growth Fund	24,600	19,200	17,100
Structured Small Cap Equity Fund	57,800	30,900	29,800
Structured International Equity Fund	137,900	26,200	187,100
Capital Growth Fund	335,700	355,300	370,800
Strategic Growth Fund	14,000	21,000	330,300
Growth Opportunities Fund	402,400	256,800	387,700
Small/Mid Cap Growth Fund[1]	1,500	0	0
Mid Cap Value Fund	1,707,000	655,200	564,800
Small Cap Value Fund	54,000	364,700	792,900
Large Cap Value Fund	233,000	66,000	550,000
International Equity Fund	42,500	50,900	286,000
European Equity Fund	2,400	9,100	43,000
Japanese Equity Fund	3,300	5,400	46,000
International Small Cap Fund	30,900	31,600	5,000
Emerging Markets Equity Fund	18,400	10,500	21,000
Asia Equity Fund	8,400	11,000	42,000
Research Select Fund	6,300	6,300	12,300
Concentrated Growth Fund[2]	600	3,000	225,400

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

B-80

     Goldman Sachs, 71 South Wacker Drive, Suite 500, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund’s Class A, Class B and Class C Shares.
     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended August 31, 2005, August 31, 2004 and August 31, 2003 from each Fund then in existence as follows under the fee schedules then in effect:

	Class A, B and C	Class A, B and C	Class A, B and C
	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2005	2004	2003
Balanced Fund	$424,996	$368,033	$265,355
Growth and Income Fund	1,724,006	1,216,080	763,412
Structured Large Cap Value Fund	331,289	245,201	186,116
Structured U.S. Equity Fund	1,141,885	1,051,678	908,887
Structured Large Cap Growth Fund	446,702	480,501	474,916
Structured Small Cap Equity Fund	346,508	268,148	189,789
Structured International Equity Fund	424,229	229,086	162,097
Capital Growth Fund	3,108,339	3,322,756	3,232,878
Strategic Growth Fund	362,353	373,075	272,036
Growth Opportunities Fund	1,822,290	1,343,978	919,202
Small/Mid Cap Growth Fund[1]	92	0	0
Mid Cap Value Fund	4,087,442	1,713,500	986,036
Small Cap Value Fund	2,441,974	1,972,802	1,067,722
Large Cap Value Fund	848,582	547,951	438,116
International Equity Fund	665,058	708,012	791,486
European Equity Fund	43,969	51,689	59,717
Japanese Equity Fund	79,251	75,799	36,648
International Small Cap Fund	100,607	81,429	70,235
Emerging Markets Equity Fund	97,865	69,305	41,898
Asia Equity Fund	104,233	88,087	54,887
Research Select Fund	412,606	530,240	586,985
Concentrated Growth Fund[2]	121,214	112,481	48,585

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

B-81

	Institutional Shares			Service Shares
	Fiscal year	Fiscal year	Fiscal year	Fiscal period	Fiscal year	Fiscal year
	Ended	Ended	Ended	ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2005	2004	2003	2005	2004	2003
Balanced Fund	$1,565	$874	$853	$1	$3	$5
Growth and Income Fund	4,668	1,629	1,652	477	557	1,363
Structured Large Cap Value Fund	99,325	73,520	40,851	270	161	112
Structured U.S. Equity Fund	81,788	56,439	53,362	3,960	3,520	2,646
Structured Large Cap Growth Fund	57,365	48,456	44,761	109	164	147
Structured Small Cap Equity Fund	94,881	43,726	33,490	16,324	20,202	11,593
Structured International Equity Fund	202,720	90,290	55,231	3,437	31	10
Capital Growth Fund	111,807	122,669	117,315	2,756	2,424	2,281
Strategic Growth Fund	64,305	46,825	29,209	123	65	0
Growth Opportunities Fund	223,243	98,732	58,388	1,453	405	190
Small/Mid Cap Growth Fund[1]	361	0	0	1	0	0
Mid Cap Value Fund	342,477	171,222	121,515	14,353	3,144	785
Small Cap Value Fund	212,285	91,708	36,442	10,260	3,876	1,266
Large Cap Value Fund	103,766	47,905	33,003	440	32	1
International Equity Fund	27,211	44,455	95,221	189	379	1,573
European Equity Fund	2,812	1,662	1,454	105	9	0
Japanese Equity Fund	3,158	4,457	1,980	1	0	0
International Small Cap Fund	21,036	14,152	14,318	82	41	13
Emerging Markets Equity Fund	24,431	20,305	27,050	391	195	36
Asia Equity Fund[2]	10,819	5,496	2,205	0	0	0
Research Select Fund	911	1,131	1,482	7	6	4
Concentrated Growth Fund[3]	24,844	15,372	3,925	0	1	0

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	Asia Equity Fund had not sold Service Shares as of August 31, 2005.

[3]	The Concentrated Growth Fund commenced operations on September 3, 2002.

B-82

     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
     The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs and its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its Distribution and Service Plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plans applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     As of the date of this Additional Statement, the Investment Advisers voluntarily have agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, service fees, shareholder administration fees, taxes, interest, brokerage, and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) for the following Funds to the extent such expenses exceed the following percentage of each Fund’s average daily net assets:

Other
Expenses
Balanced Fund	0.064%
Growth and Income Fund	0.054%
Structured Large Cap Value Fund	0.064%
Structured U.S. Equity Fund	0.004%
Structured Large Cap Growth Fund	0.024%
Structured Small Cap Equity Fund	0.044%
Structured International Equity Fund	0.124%
Capital Growth Fund	0.004%
Strategic Growth Fund	0.004%
Growth Opportunities Fund	0.114%
Small/Mid Cap Growth Fund	0.064%

B-83

Other
Expenses
Mid Cap Value Fund	0.104%
Small Cap Value Fund	0.064%
Large Cap Value Fund	0.064%
International Equity Fund	0.104%
European Equity Fund	0.104%
Japanese Equity Fund	0.114%
International Small Cap Fund	0.104%
Emerging Markets Equity Fund	0.354%
Asia Equity Fund	0.164%
Research Select Fund	0.064%
Concentrated Growth Fund	0.044%
     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.
     Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.
Reimbursement
     For the fiscal years ended August 31, 2005, August 31, 2004 and August 31, 2003 the amounts of certain “Other Expenses” of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2005[3]	2004	2003
Balanced Fund	$365,813	$287,367	$306,576
Growth and Income Fund	135,128	142,997	160,638
Structured Large Cap Value Fund	181,473	156,524	221,513
Structured U.S. Equity Fund	492,297	403,502	391,793
Structured Large Cap Growth Fund	374,111	288,235	291,506
Structured Small Cap Equity Fund	341,423	301,381	372,347
Structured International Equity Fund	0	310,261	376,924
Capital Growth Fund	787,640	553,830	563,137
Strategic Growth Fund	437,126	339,519	356,953
Growth Opportunities Fund	1,819	0	0
Small/Mid Cap Growth Fund[1]	145,245	0	0
Mid Cap Value Fund	0	0	0
Small Cap Value Fund	0	0	39,218
Large Cap Value Fund	47,451	133,359	137,967
International Equity Fund	214,385	345,331	481,257
European Equity Fund	279,925	289,672	374,526
Japanese Equity Fund	279,144	311,948	317,852
International Small Cap Fund	298,125	373,233	470,108
Emerging Markets Equity Fund	76,663	133,073	151,451
Asia Equity Fund	318,204	363,918	498,002
Research Select Fund	287,111	173,277	192,736
Concentrated Growth Fund[2]	284,259	300,522	414,255

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

[3]	The above figures do not reflect a one time voluntary payment made by the transfer agent to the Funds relating to certain credits that reduced transfer agent fees.

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Custodian and Sub-Custodians
     State Street, 225 Franklin Street, Boston, MA 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns, and provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financer, advisor, market maker, proprietary trader, prime broker, lender and agent, and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the Funds invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Advisers, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. Such additional businesses and interests may give rise to potential conflicts of interest. The following is a brief summary description of certain of these potential conflicts of interest:
•	While the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers than they would have been had other decisions been made which also might have been appropriate for the Funds.
•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds.

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•	While the allocation of investment opportunities among Goldman Sachs, the Funds and other funds and accounts managed by Goldman Sachs may raise potential conflicts because of financial or other interests of Goldman Sachs or its personnel, the Investment Advisers will not make allocation decisions solely based on such factors.
•	The Investment Advisers will give advice to and make investment decisions for the Funds as they believe is in the fiduciary interests of the Funds. Advice given to the Funds or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Funds, and actions taken by the Funds may benefit Goldman Sachs or other funds or accounts.
•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.
•	Goldman Sachs will be under no obligation to provide to the Funds, or effect transactions on behalf of the Funds in accordance with, any market or other information, analysis, technical models or research in its possession.
•	To the extent permitted by applicable law, the Funds may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Funds and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.
•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Funds and will retain all commissions, fees and other compensation in connection therewith.
•	Securities traded for the Funds may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds.
•	Products and services received by the Investment Advisers or their affiliates from brokers in connection with brokerage services provided to the Funds and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Funds and such other funds and accounts.
•	While the Investment Advisers will make proxy voting decisions as they believe appropriate and in accordance with the Investment Advisers’ policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Advisers with respect to a Fund’s portfolio securities may favor the interests of other clients or businesses of other divisions or units of Goldman Sachs.
•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Funds.

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Information held by Goldman Sachs could have the effect of restricting investment activities of the Funds.
Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, the Investment Advisers are required to file a Form ADV with the U.S. Securities and Exchange Commission. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Advisers. A copy of Part 1 of the Investment Advisers’ Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
Goldman Sachs’ Other Activities May Have an Impact on the Funds
     The Investment Advisers make decisions for the Funds in accordance with their obligations as the Investment Advisers of the Funds. However, Goldman Sachs’ other activities may have a negative effect on the Funds. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds.
Goldman Sachs’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of the Funds. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

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     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Funds over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Funds as compared to other accounts or products.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Advisers. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, Goldman Sachs, including the Investment Advisers, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Goldman Sachs’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs personnel, including employees of the Investment Advisers, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Goldman Sachs, including the Investment Advisers, may make charitable contributions to institutions, including those that have relationships with clients or personnel

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of clients. Personnel of Goldman Sachs may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds or certain portfolio transactions.
     To the extent permitted by applicable law, Goldman Sachs may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds, Client/GS Accounts (defined below) and other products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Funds, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/GS Accounts and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/GS Accounts and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds, including in situations in which Goldman Sachs or its personnel (including personnel of the Investment Advisers) have interests. For example, the Funds may be competing for investment opportunities with current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Advisers). These accounts or funds may provide greater fees or other compensation (including performance based fees) to Goldman Sachs (including the Investment Advisers) or in which Goldman Sachs (including the Investment Advisers) or its personnel have an interest (collectively, the “Client/GS Accounts”).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments in which the Funds may invest. This will create potential conflicts and potential differences among the Funds and other Client/GS Accounts, particularly where there is limited availability or limited liquidity for those investments. Such limited availability situations may exist, without limitation, in local and emerging markets, regulated industries, research and development trades, relative value or paired trades, IPO/new issues and limited issues. The Investment Advisers have developed policies and procedures that provide that they will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/GS Accounts in a manner that

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they consider, in their sole discretion and consistent with their fiduciary obligation to each Client/GS Account, to be reasonable.
     The Investment Advisers will make allocations for the Funds and other Client/GS Accounts with reference to numerous factors that may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) fully directed brokerage accounts; (v) tax sensitivity of accounts; (vi) suitability requirements; (vii) account turnover guidelines; (viii) availability of cash for investment; (ix) relative sizes and expected future sizes of applicable accounts; and/or (x) availability of other investment opportunities. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security the Investment Advisers believe to be attractive for an account but that for some reason cannot be held in the account; (vi) the need to hedge a short position in a pair trade; and/or (vii) the need to give a subset of accounts exposure to an industry. In addition to allocations of limited availability investments, the Investment Advisers may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be allocated among all accounts (including the Fund) or pro rata, even if the strategy is consistent with objectives of all accounts. The Investment Advisers may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as the Investment Advisers deem relevant in their sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account. As a result, such a strategy may be allocated to some accounts managed by the Investment Advisers and not to others.
     Although allocating orders among the Funds and other Client/GS Accounts may create potential conflicts of interest because of the interests of Goldman Sachs or its personnel or because Goldman Sachs may receive greater fees or compensation from one of the Client/GS Account’s allocations, the Investment Advisers will not make allocation decisions based on such interests or greater fees or compensation.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of the above, the Investment Advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Client/GS Accounts or for themselves or an affiliate, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than is appropriate for other Client/GS Accounts, or may determine not to allocate to or purchase or sell for Client/GS Accounts all investment transactions for which Client/GS Accounts may be eligible. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.
     The Investment Advisers and/or their affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman

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Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Funds, the Investment Advisers may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Funds and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Advisers (in the case of the Funds) nor their affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.
Other Potential Conflicts Relating to the Management of the Funds by the Investment Advisers
Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     From time to time and subject to the Investment Advisers’ policies and procedures regarding information barriers, the Investment Advisers may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. The performance by such persons of obligations related to their consultation with personnel of the Investment Advisers could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Advisers, such persons may receive information regarding the Investment Advisers’ proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
     The Investment Advisers make decisions for the Funds based on the Funds’ investment programs. The Investment Advisers from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models.
     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Advisers’ personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds.
     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. The Investment Advisers generally are not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.

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Potential Conflicts Relating to Goldman Sachs’ and the Investment Advisers’ Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Advisers will manage the Funds and the other Client/GS Accounts they manage in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Advisers may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment.
     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Funds (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
     Conflicts may also arise because portfolio decisions regarding a Fund may benefit other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
     The directors, officers and employees of Goldman Sachs, including the Investment Advisers, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Advisers). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal

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trading described above, each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Advisers which the Investment Advisers deem to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Advisers and the Funds. The Codes of Ethics require that personnel of the Investment Advisers comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Advisers are subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Advisers’ transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Advisers, and such transactions may negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
     The Investment Advisers’ management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Funds may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Funds to have to divest certain investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
     Goldman Sachs and Client/GS Accounts may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to underlying securities, currencies or instruments of the Funds, or which may be otherwise based on the performance of the Funds. In addition, to the extent permitted by applicable law, Goldman Sachs (including its personnel or Client/GS Accounts) may invest in the Funds, may hedge its derivative positions by buying or selling shares of the Funds, and reserves the right to redeem some or all of its investments at any time. These investments and redemptions may be significant and may be made without notice to the shareholders. The structure or other characteristics of the derivative instruments may have an adverse effect on the

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Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds.
Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in a Fund bearing some additional expenses.
Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Advisers, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Funds
     To the extent permitted by applicable law, the Funds may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Funds may also enter into cross transactions in which Goldman Sachs acts on behalf of the Fund and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. For example, Goldman Sachs may represent both a Fund and another Client/GS Account in connection with the purchase of a security by the Fund, and Goldman Sachs may receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause the Fund to purchase such security. The Funds may engage in principal or cross transactions to the extent permitted by applicable law.
     Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.

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     Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Advisers, and the Funds will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
     The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Advisers, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Advisers and their affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
     The Investment Advisers may select brokers (including, without limitation, affiliates of the Investment Advisers) that furnish the Investment Advisers, the Funds, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Advisers’ views, appropriate assistance to the Investment Advisers in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other

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Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts. To the extent that the Investment Advisers use soft dollars, they will not have to pay for those products and services themselves. The Investment Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Advisers receive research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers.
     The Investment Advisers may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Advisers believe are useful in their investment decision-making process. The Investment Advisers may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Advisers’ fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Advisers may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Advisers believe such voting decisions to be in accordance with their fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”
Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Advisers may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger the Investment Advisers’ investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
     The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated

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industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Funds or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Advisers on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Advisers on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Advisers, in their sole discretion, deem it appropriate.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.
     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     In placing orders for portfolio securities of a Fund, the Investment Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and

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functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities.
     Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund’s, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust. On occasion, a broker-dealer might furnish an Investment Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an Investment Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by an Investment Adviser from its own funds.
     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.
     Beginning January 1, 2005, certain Funds may participate in a commission recapture program. Under the program, participating broker-dealers will rebate a percentage of commissions earned as Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.
     Subject to the above considerations, the Investment Advisers may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. For the fiscal years ended August 31, 2005, August 31, 2004 and August 31, 2003, each Fund in existence paid brokerage commissions as follows. The amount of brokerage commissions paid by

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a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

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				Amount of
				Transactions
				Effected through	Total Brokerage
		Total Brokerage	Total Amount of	Brokers Providing	Commissions Paid
	Total Brokerage	Commissions Paid to	Transactions on which	Proprietary	for Proprietary
	Commissions Paid	Goldman Sachs[1]	Commissions Paid [1]	Research[2]	Research[2]
Fiscal Year Ended August 31, 2005

Balanced Fund	$184,291	$1,906 (1%)[3]	$205,232,801 (1%)[4]	$95,709,134	$114,096
Growth and Income Fund	1,051,866	26,644 (3%)[3]	981,652,146 (3%)[4]	675,715,921	807,700
Structured Large Cap Value Fund	47,841	11,896 (25%)[3]	162,483,723 (20%)[4]	0	0
Structured U.S. Equity Fund	36,988	0 (0%)[3]	116,860,314 (0%)[4]	0	0
Structured Large Cap Growth Fund	75,235	15,577 (21%)[3]	274,801,821 (13%)[4]	0	0
Structured Small Cap Equity Fund	109,276	9,168 (8%)[3]	211,811,356 (14%)[4]	0	0
Structured International Equity Fund	161,361	0 (0%)[3]	208,975,560 (0%)[4]	0	0
Capital Growth Fund	1,616,446	6,966 (0%)[3]	1,481,838,314 (1%)[4]	1,060,549,814	1,299,182
Strategic Growth Fund	279,329	7,670 (3%)[3]	295,693,279 (4%)[4]	147,629,410	180,120
Growth Opportunities Fund	2,534,149	76,239 (3%)[3]	2,363,381,317 (5%)[4]	1,298,255,913	1,750,129
Small/Mid Cap Growth Fund	2,920	0 (0%)[3]	5,863,032 (0%)[4]	323,654	660
Mid Cap Value Fund	5,340,494	286,469 (5%)[3]	5,416,698,213 (8%)[4]	2,418,128,390	3,342,477
Small Cap Value Fund	3,251,167	18,976 (1%)[3]	1,592,414,930 (0%)[4]	930,806,684	2,321,298
Large Cap Value Fund	1,174,286	47,638 (4%)[3]	1,217,830,095 (7%)[4]	1,685,276,101	782,992
International Equity Fund	684,288	35,833 (5%)[3]	511,438,988 (5%)[4]	181,781,986	334,382
European Equity Fund	54,893	0 (0%)[3]	42,315,028 (0%)[4]	20,930,575	41,720
Japanese Equity Fund	132,796	2,346 (2%)[3]	73,176,568 (1%)[4]	71,884,226	129,081
International Small Cap Fund	333,240	36,072 (11%)[3]	157,626,926 (6%)[4]	122,243,024	279,133
Emerging Markets Equity Fund	510,243	0 (0%)[3]	244,249,147 (0%)[4]	169,500,536	473,535
Asia Equity Fund	374,054	11,989 (3%)[3]	119,479,066 (3%)[4]	109,106,673	359,965
Research Select Fund	327,107	7,562 (2%)[3]	305,683,798 (2%)[4]	220,454,882	261,090
Concentrated Growth Fund	143,557	20,570 (14%)[3]	139,576,081 (20%)[4]	99,245,783	119,629

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2005, Goldman Sachs earned approximately $19,100, $26,644, $25,700, $6,400, $26,700, $24,000, $68,800, $7,000, $7,700, $76,239, $0, $286,500, $19,000, $47,638, $40,600, $1,300, $2,700, $38,800, $1,300, $12,000, $7,600 and $20,600 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity, Research Select and Concentrated Growth Funds, respectively.

[2]	Beginning March 31, 2004, the Investment Advisers no longer participate in third party soft dollar arrangements whereby the Investment Advisers are provided third party research and/or investment services by brokerage houses executing transactions on behalf of the Funds. The information above reflects the full commission amounts paid to brokers that provide their own proprietary research to the Investment Advisers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

[3]	Percentage of total commissions paid to Goldman Sachs.

[4]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

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		Total Brokerage	Total Amount of
	Total Brokerage	Commissions Paid to	Transactions on which
	Commissions Paid	Goldman Sachs[1]	Commissions Paid [1]
Fiscal Year Ended August 31, 2004

Balanced Fund	$155,324	$8,651 (6%)[2]	$132,306,039 (3%)[3]
Growth and Income Fund	1,034,426	82,904 (8%)[2]	822,891,462 (5%)[3]
Structured Large Cap Value Fund	34,264	5,798 (17%)[2]	102,908,831 (25%)[3]
Structured U.S. Equity Fund	32,549	89 (0%)[2]	82,190,074 (0%)[3]
Structured Large Cap Growth Fund	53,956	3,634 (7%)[2]	136,230,491 (14%)[3]
Structured Small Cap Equity Fund	80,983	2,829 (3%)[2]	142,225,115 (6%)[3]
Structured International Equity Fund	35,554	-(0%)[2]	55,940,072 (0%)[3]
Capital Growth Fund	2,262,421	-(0%)[2]	2,068,192,305 (0%)[3]
Strategic Growth Fund	252,199	-(0%)[2]	174,317,936 (0%)[3]
Growth Opportunities Fund	1,774,851	8,166 (0%)[2]	1,123,306,282 (0%)[3]
Mid Cap Value Fund	3,312,046	98,319 (3%)[2]	2,244,983,127 (3%)[3]
Small Cap Value Fund	3,129,487	94,109 (3%)[2]	1,711,677,310 (2%)[3]
Large Cap Value Fund	896,603	92,085 (10%)[2]	610,054,482 (6%)[3]
International Equity Fund	1,259,293	17,358 (1%)[2]	861,046,247 (1%)[3]
European Equity Fund	49,574	-(0%)[2]	44,424,376 (0%)[3]
Japanese Equity Fund	148,955	1,395 (1%)[2]	82,147,467 (1%)[3]
International Small Cap Fund	279,842	18,602 (7%)[2]	140,655,258 (3%)[3]
Emerging Markets Equity Fund	552,286	4,157 (1%)[2]	281,492,515 (0%)[3]
Asia Equity Fund	334,438	9,531 (3%)[2]	140,180,931 (2%)[3]
Research Select Fund	462,285	23,870 (5%)[2]	313,037,190 (2%)[3]
Concentrated Growth Fund	130,387	7,170 (5%)[2]	82,126,595 (5%)[3]

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2004, Goldman Sachs earned approximately $23,000, $83,000, $11,000, $5,000, $7,000, $10,000, $29,000, $0, $0, $8,000, $98,000, $94,000, $92,000, $67,000, $2,000, $6,000, $20,000, $8,000, $10,000, $24,000 and $7,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity, Research Select and Concentrated Growth Funds, respectively.

[2]	Percentage of total commissions paid to Goldman Sachs.

[3]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

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		Total Brokerage	Total Amount of
	Total Brokerage	Commissions Paid to	Transactions on which
	Commissions Paid	Goldman Sachs[1]	Commissions Paid [1]
Fiscal Year Ended August 31, 2003

Balanced Fund	$151,614	$1,392	$96,283,123
Growth and Income Fund	829,406	3,723	511,293,053
Structured Large Cap Value Fund	60,717	31,986	95,432,873
Structured U.S. Equity Fund	23,204	—	63,305,128
Structured Growth Fund	96,165	—	145,350,971
Structured Equity Fund	82,269	8,772	72,823,996
Structured International Equity Fund	47,618	—	79,413,411
Capital Growth Fund	1,371,339	13,535	830,235,312
Strategic Growth Fund	158,358	—	100,091,154
Growth Opportunities Fund	1,712,135	22,100	822,480,438
Mid Cap Value Fund	2,461,470	28,245	1,429,263,240
Small Cap Value Fund	2,478,488	66,449	836,267,483
Large Cap Value Fund	751,071	5,675	475,727,982
International Equity Fund	1,053,735	3,332	824,284,490
European Equity Fund	83,233	—	94,234,549
Japanese Equity Fund	65,699	555	38,273,389
International Small Cap Fund	306,873	6,083	155,599,357
Emerging Markets Equity Fund	400,365	15,267	143,327,492
Asia Equity Fund	217,830	16,270	152,591,401
Research Select Fund	1,335,336	851,409	833,602,229
Concentrated Growth Fund[2]	155,720	5,353	83,006,291

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2003, Goldman Sachs earned approximately $21,000, $4,000, $38,000, $7,000, $5,000, $14,000, $86,000, $14,000, $0, $22,000, $28,000, $66,000, $6,000, $211,000, $13,000, $4,000, $25,000, $22,000, $16,000, $852,000 and $5,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity, Research Select and Concentrated Growth Funds, respectively.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

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During the fiscal year ended August 31, 2005, the Funds’ regular broker-dealers, as defined in Rule 10b-1 under the Act, were Merrill Lynch & Co., Goldman Sachs & Co., SoundView, Spear, Leeds Kellogg, UBS Warburg Dillon Reed AG, Credit Suisse First Boston, Citigroup Salomon Smith Barney, Lehman Brothers Inc., Morgan Stanley, J.P. Morgan Chase & Co., Deutsche Bank Securities, Inc., and Bear Stearns & Co.
As of August 31, 2005, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands).

Fund	Broker/Dealer	Amount
Balanced Fund	Bank of America Securities	$2,943
	Citigroup	3,160
	J.P. Morgan Chase & Co.	2,570
	Merrill Lynch & Co., Inc.	464
	Morgan Stanley	1,224
	Citigroup	280
	Credit Suisse First Boston	2,108
	Lehman Brothers	545
	The Bear Stearns Co., Inc.	143

Growth and Income Fund	Citigroup	46,020
	Bank of America Securities	46,746
	Morgan Stanley	12,377
	Lehman Brothers	8,527
	J.P. Morgan Chase & Co.	31,453

Structured Large Cap Value Fund	Bank of America Securities	25,056
	Citigroup	12,159
	Merrill Lynch	13,936
	J.P. Morgan Chase & Co.	19,965
	The Bear Stearns Co., Inc.	603

Structured U.S. Equity Fund	Bank of America Corp	27,823
	Citigroup	3,846
	J.P. Morgan Chase & Co.	23,699
	Merrill Lynch	16,508

Structured Large Cap Growth Fund	Bank of America Corp	8,008

Structured Small Cap Equity Fund	n/a	—

Structured International Equity Fund	n/a	—

Capital Growth Fund	Citigroup	7,029
	J.P. Morgan Chase & Co.	17,739
	Morgan Stanley	14,172
	Merrill Lynch	14,599

Strategic Growth Fund	n/a	—

Growth Opportunities Fund	n/a	—

Small/Mid Cap Growth Fund	n/a	—

Mid Cap Value Fund	The Bear Stearns Co., Inc.	65,632

Small Cap Value Fund	n/a	—

Large Cap Value Fund	Citigroup	42,848

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Fund	Broker/Dealer	Amount
	Bank of America Securities	$36,651
	Lehman Brothers	14,188
	Morgan Stanley	10,896
	J.P. Morgan Chase & Co.	28,319

International Equity Fund	n/a	—

European Equity Fund	n/a	—

Japanese Equity Fund	n/a	—

International Small Cap Fund	n/a	—

Emerging Markets Equity Fund	n/a	—

Asia Equity Fund	n/a	—

Research Select Fund	Bank of America Corp	5,002
	Citigroup	6,920
	J.P. Morgan Chase & Co.	4,387

Concentrated Growth	n/a	—
NET ASSET VALUE
     In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a

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closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For Funds that invest a significant portion of assets in foreign equity securities, “Fair value” prices are provided by an independent fair value service. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the

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books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of expenses can otherwise be fairly made.
     The Trust has adopted a policy to handle certain NAV related errors occurring in the operation of the Funds, and under certain circumstances neither the Funds nor shareholders who purchase or sell shares during periods that errors accrue or occur may be recompensed in connection with the resolution of the error.
PERFORMANCE INFORMATION
     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.
     Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.
     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.
     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.
     Average annual total return (Before Taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.
     Average annual total return (After Taxes on Distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and

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distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).
     Average annual total return (After Taxes on Distributions and Redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.
     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable contingent deferred sales charge (“CDSC”) imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. An after-tax total return for a Fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of a

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Fund’s total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources. Any performance information which is based on a Fund’s net asset value per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds’ performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.
     Each Fund’s performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.
     Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund’s net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.
     The Structured Large Cap Growth Fund commenced operations on May 1, 1997. The performance information for periods before that date is for a predecessor separate account managed by the Investment Adviser which converted into Class A Shares as of the commencement date. The performance record of the separate account quoted by the Fund has been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses that were expected to be incurred by the Fund during its initial year of operation. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Service Plans) imposed and other operating expenses. Total return quotations are calculated pursuant to the methodology prescribed by the SEC for standardized performance calculations. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Investment Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account’s performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.
     The Service Shares of the Balanced, Capital Growth, Small Cap Value, Growth and Income, Structured U.S. Equity, Structured Large Cap Growth and International Equity Funds commenced

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operations on August 15, 1997, August 15, 1997, August 15, 1997, March 6, 1996, June 7, 1996, May 1, 1997 and March 6, 1996, respectively. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that class’s inception date (October 12, 1994, April 20, 1990, October 22, 1992, February 5, 1993, May 24, 1991, November 11, 1991 and December 1, 1992 respectively) to the inception dates of Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses incurred by the particular Fund’s Class A Shares. These expenses include asset-based charges (i.e., fees under Distribution and Service Plans) and other operating expenses. Total return quotations are calculated pursuant to SEC-approved methodology.
     A Fund’s performance data will be based on historical results and will not be intended to indicate future performance. A Fund’s total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund. The value of a Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption. Performance may reflect expense limitations in effect. In their absence, performance would be reduced.
     Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.
SHARES OF THE TRUST
     The Funds, except the Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, Large Cap Value, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Research Select and Concentrated Growth Funds, were reorganized on April 30, 1997 from series of a Maryland corporation to part of Goldman Sachs Trust, a Delaware statutory trust, established by a Declaration of Trust dated January 28, 1997.
     The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series and classes may be added in the future.
     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future

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that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectuses.
     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution’s customers.
     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributable to Service Shares.
     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. (the “NASD”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.
     Class B Shares of the Funds are sold subject to a CDSC of up to 5.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.
     Class C Shares of the Funds are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.
     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the fact that the

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respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Balanced Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (62%); Class B Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (6%).
     As of November 30, 2005, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Growth and Income Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (73%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Structured Large Cap Value Fund: Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Aggressive Growth, Omnibus a/c CORE Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (8%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c Structured Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (22%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c Structured Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (26%); Class A Shares, IMS & Co., for the exclusive benefit of various IMS customers, P.O. Box 173877, Denver, CO 80217-3877 (10%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Balanced Strategy, Omnibus a/c Structured Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (8%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Structured U.S. Equity Fund: Institutional Class Shares, CENCO, c/o Compass Bank, attn: AMG 7th Fl., P.O. Box 10566, Birmingham, AL 35296-0566 (7%); Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (12%); Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (18%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Structured Large Cap Growth Fund: Class A Shares, IMS & Co., for the exclusive benefit of customers, P.O. Box 173877, Denver, CO 80217-3877 (9%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Aggressive Growth, Omnibus a/c Structured Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (7%);

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Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c Structured Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (19%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c Structured Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (21%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Balanced Strategy, Omnibus a/c Structured Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (6%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Structured Small Cap Equity Fund: Institutional Class Shares, Mercer Trust Company, for the benefit of Thomson 401k Savings Plan, One Investors Way N-7-E, Norwood, MA 02062-1599 (6%); Institutional Class Shares, Fidelity Investments Institutional Operations Co., Inc., as agents for certain employee benefits plans, 100 Magellan Way, Covington, KY 41015-1999 (20%); Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, Josiah Quincy Building 5N, 200 Newport Avenue, North Quincy, MA 02171-2102 (7%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Structured International Equity Fund: Institutional Class Shares, State Street Bank and Trust Co., for the benefit of Goldman Sachs Aggressive Growth, Omnibus a/c CORE International Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (7%); Institutional Class Shares, State Street Bank and Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c Structured International Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (14%); Institutional Class Shares, State Street Bank and Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c Structured International Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (15%); Class A Shares, IMS & Co., for the exclusive benefit of various IMS customers, P.O. Box 173877, Denver, CO 80217-3877 (7%).
     As of November 30, 2005, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Capital Growth Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (18%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Strategic Growth Fund: Institutional Class Shares, SEI Trust Company, c/o CBWM, One Freedom Valley Drive, Oaks, PA 19456 (7%); Institutional Class Shares, Vanguard Fiduciary Trust Company, Goldman Sachs Funds, P.O. Box 2600, Valley Forge, PA 19482-2600 (8%); Institutional Class Shares, The Northern Trust Company, for the benefit of certain retirement savings plan, P.O. Box 92956, Chicago, IL 60675-2977 (6%); Institutional Class Shares, Charles Schwab & Co. Inc., special custody account for the benefit of customers, 9601 E. Panorama Circle, Mailstop DEN2-02-52, Englewood, CO 80112-3441 (6%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Growth Opportunities Fund: Nationwide Trust Co., for the benefit of Institutional Class Shares, Deseret Mutual Savings Plans, 98 San Jacinto Blvd., Ste. 1100, Austin, TX 78701-4255 (5%); Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (6%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Small/Mid Cap Growth Fund: Class A Shares, Edward Jones & Co.,

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201 Progress Parkway, Maryland Heights, MO 63043-3009 (14%); Institutional Class Shares, Goldman Sachs Seed Account, 701 Mount Lucas Road, Princeton, NJ 08540-1911 (61%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Mid Cap Value Fund: Institutional Class Shares, Fidelity Investments Institutional Operations Co., Inc., as agent for certain employee benefits plans, 100 Magellan Way, Covington, KY 41015-1999 (6%); Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (6%); Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (9%); Class A Shares, Charles Schwab & Co., Inc., special custody account for the benefit of its customer, 101 Montgomery Street, San Francisco, CA 94104-4122 (8%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Small Cap Value Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (8%); Institutional Class Shares, Fidelity Investments Institutional Operations Co., Inc., 100 Magellan Way # KW1C, Covington, KY 41015-1999 (5%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Large Cap Value Fund: Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, Josiah Quincy Building 5N, 200 Newport Avenue, North Quincy, MA 02171-2102 (6%); Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (7%).
     As of November 30, 2005, the following entity owned of record or beneficially more than 5% of the outstanding shares of the International Equity Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (23%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the European Equity Fund: Class A Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (5%); Class A Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (9%); Institutional Class Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (14%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Japanese Equity Fund: Class A Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (5%); Class A Shares, Anbee and Co., c/o Greatbanc Trust Co., 2430 W. Indian Trl. Ste. 201 Aurora, IL 60506-1587 (5%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the International Small Cap Fund: Institutional Class Shares, SEI Private Trust Co., c/o Suntrust SAS Accounting, One Freedom Valley Drive, Oaks, PA 19456 (6%); Institutional Class Shares, Dane & Co., State Street Bank, for the benefit of its customer, P.O. Box 5496, Boston, MA 02206-5496 (5%); Institutional Class Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (8%); Institutional Class Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (14%).

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     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Emerging Markets Equity Fund: Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (6%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c Emerging Markets Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (7%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c Emerging Markets Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (10%).
     As of November 30, 2005, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Asia Equity Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (10%).
     As of November 30, 2005, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Research Select Fund: Class B Shares, First Clearing, LLC, special custody account for the exclusive benefit of customers, 10750 Wheat First Drive, Glen Allen, VA 23060-9245 (8%).
     As of November 30, 2005, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Concentrated Growth Fund: Service Class Shares, Vanguard Fiduciary Trust Company, Goldman Sachs Funds, P.O. Box 2600, Valley Forge, PA 19482-2600 (13%); Service Class Shares, Wells Fargo Bank, N.A., for the benefit of Alaska Railroad Corporation, P.O. Box 1533, Minneapolis, MN 55480-1533 (8%); Service Class Shares, Charles Schwab & Co. Inc., special custody account for the benefit of customers, 9601 E. Panorama Circle, Mailstop DEN2-02-052, Englewood, CO 80112-3441 (13%).
     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only

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with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

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Shareholder and Trustee Liability
     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
TAXATION
     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.
Fund Taxation
     Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.

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     There are certain tax requirements that each Fund must follow if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (1) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (2) the Fund diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
     For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.
     If a Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, a Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes – including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions – there can be no assurance that each Fund will avoid corporate-level tax in each year.
     If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares

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of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Equity Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. Each Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     To avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of the year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
     For federal tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. As of August 31, 2005, the following Funds had capital loss carryforwards approximating the amounts indicated, expiring in the years indicated:

	Capital Loss
Fund	Carryforward	Expiration
Balanced	$1,237,356	2011

Growth and Income	2,087,904	2010
	22,494,322	2011

Structured U.S. Equity	4,428,298	2009
	22,415,823	2010
	24,495,433	2011

Structured Large Cap Growth	133,308,431	2010
	145,633,770	2011

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	Capital Loss
Fund	Carryforward	Expiration
Structured International Equity	2,626,728	2010
	7,115,820	2011

Capital Growth	53,719,899	2010
	264,243,165	2011

Strategic Growth	1,121,670	2009
	26,222,448	2010
	32,615,744	2011
	13,060,848	2012
	2,826,194	2013

International Equity	150,360,513	2010
	317,735,173	2011
	69,572,929	2012

European Equity	13,428,201	2010
	14,916,016	2011
	2,492,920	2012

Japanese Equity	19,391,266	2010
	5,228,295	2011
	1,408,407	2012

International Small Cap	85,787,727	2010
	51,047,001	2011

Emerging Markets Equity	1,654,598	2011

Asia Equity	55,987,120	2006
	2,489,328	2007
	3,727,234	2009
	15,182,667	2010
	525,255	2011

Research Select	188,226,383	2010
	230,211,382	2011

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     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of a Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in those kinds of transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.
     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.
     A Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated

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investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner that it might otherwise have done.
     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by a Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.
     Each Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases.
     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”), that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from those companies or gain from the sale of stock in those companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but those elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
U.S. Shareholders — Distributions
     For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.
     In general, distributions from investment company taxable income will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rates (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date, and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of a Fund’s distributions that qualify for these lower rates may be reduced as a result of a Fund’s securities lending activities.

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     Distributions designated as derived from a Fund’s dividend income, if any, may also generally be eligible for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends-received deduction may also be reduced as a result of a Fund’s securities lending activities. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by the Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Asia Equity and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce a corporate shareholder’s tax basis in its shares of a Fund.
     Capital gain dividends (i.e., dividends from net capital gain of a Fund) if designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund’s taxable year, will be taxed to shareholders as long-term capital gain regardless of how long Fund shares have been held by shareholders. For individuals, any such long-term capital gain and long-term capital gain attributable to Fund sales and exchanges will be generally be taxed at a maximum rate of 15% (5% for those shareholders in the 10% or 15% tax brackets), to the extent not offset by losses. Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after the basis is reduced to zero, will generally constitute capital gains to a shareholder who holds Fund shares as capital assets.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
     If, as may occur for the Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds, more than 50% of a Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)
     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Equity Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against

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which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by that Fund.
     Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Equity Funds file the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.
U.S. Shareholders — Sale of Shares
     When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for federal income tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares). If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than twelve months, and short-term otherwise. In general, the maximum long-term capital gain rate for individuals is 15% for capital gains on assets held more than one year (5% for those shareholders in the 10% or 15% tax brackets). Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.
     Certain special tax rules may apply to a Fund shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and the shares have a tax holding period of six months or less at the time of a sale or redemption of the shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of the capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of those shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a

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dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
     Each Fund may be required to withhold, as “backup withholding,” federal income tax at a 28% rate from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing properly to report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service. Backup withholding could apply to payments relating to a shareholder’s account while the shareholder is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished. In addition, non-US shareholders will be required to provide the Fund with the proper IRS Form W-8 or appropriate substitute (as discussed below) in order to avail themselves of this withholding tax exemption.
Sunset of Tax Provisions
     Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.
Non-U.S. Shareholders
     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
     For distributions attributable to a Fund’s taxable year beginning before January 1, 2005 or after December 31, 2007, shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Structured International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Equity Funds to treat

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qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
     Under recent changes to the Code, for distributions attributable to a Fund’s taxable year beginning after December 31, 2004 and before January 1, 2008, non-U.S. shareholders generally will not be subject to U.S. federal income tax on distributions attributable to “portfolio interest” or short-term capital gains unless (1) the distributions are effectively connected with a U.S. trade or business of the shareholder, or (2) with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the distributions are effectively connected with a U.S. trade or business of a shareholder, then distributions will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions by each Fund that are attributable to short-term capital gains during the above periods will also generally be free of U.S. withholding tax; by contrast, there will be tax withheld with respect to distributions attributable to interest income of the Fund, so that non-U.S. shareholders who are exempt from U.S. federal income tax with respect to all or a portion of those interest-related dividends will need to file U.S. federal income tax returns to claim refunds of those withholding taxes.
     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
     Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges.
     Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.
     Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.
State and Local Taxes
     Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of such a Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and an investment in such a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.
FINANCIAL STATEMENTS
     The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in each Fund’s 2005 Annual Report are hereby incorporated by reference. The financial statements in each Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and

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auditing. No other parts of any Annual Report are incorporated by reference herein. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., 71 South Wacker Drive, Suite 500, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectus.
PROXY VOTING
     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.
     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment

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Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.
     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at http://www.gs.com/funds and on the SEC’s website at http://www.sec.gov.
PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates own assets, and are not an additional charge to the Funds or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Funds described in the Funds’ Prospectuses and this Additional Statement, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses.
     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with

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educational, sales and promotional programs subject to applicable NASD regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (including particular classes of Funds’ shares), target markets, customer relationships, quality of service and industry reputation.
     For the fiscal year ended August 31, 2005, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 114 Intermediaries. During the fiscal year ended August 31, 2005, the Investment Adviser, Distributor and their affiliates paid to Intermediaries approximately $28.2 million in Additional Payments (including payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust (including the Funds included in this Additional Statement).
     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the payments they receive and any potential conflicts of interest.
     Please contact your Intermediary if you have a question about whether your Intermediary receives the Additional Payments described above. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither a Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.

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     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisor’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel- Drinker Biddle & Reath LLP, the Funds’ financial printer- Bowne, and the Funds’ proxy voting service- ISS. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
     The Equity Funds currently intend to publish on their website (http://www.gs.com/funds) complete portfolio holdings for each Equity Fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Funds intend to publish on their website month-end top ten holdings subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. The non-money market fixed income Funds currently intend to publish complete portfolio holdings on their website as of the end of each fiscal quarter, subject to a thirty calendar day lag, and to post selected holdings information monthly on a ten calendar day lag. The Financial Square Prime Obligations Fund, Financial Square Money Market Fund, Institutional Liquid Assets Prime Obligations Portfolio and Institutional Liquid Assets Money Market Portfolio publish their holdings as of the end of each month subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. The other Financial Square Funds and Institutional Liquid Assets Money Market Portfolios publish their holdings as of the end of each calendar quarter subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.
     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In

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addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this Additional Statement, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
     As stated in the Prospectuses, the Trust may authorize Service Organizations, Authorized Dealers and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.
     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of

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which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.
DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares and Class C Shares Only)
     Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide — Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act, and finance distribution and other services that are provided to investors in the Funds, and enable the Funds to offer investors the choice of investing in either Class A, Class B or Class C Shares when investing in the Funds. In addition, distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.
     The Plans for each Fund were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on June 16, 2005.
     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Fund. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal on an annual basis to 0.25% of each Fund’s average daily net assets attributable to Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.
     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B and Class C Shares.
     Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
     The Plans will remain in effect until June 30, 2006 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund

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and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

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The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2005, August 31, 2004 and August 31, 2003 by each Fund then in existence pursuant to the Class A Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2005	2004	2003
Balanced Fund	$466,557	$392,563	$274,964
Growth and Income Fund	1,987,617	1,345,021	794,740
Structured Large Cap Value Fund	334,913	234,638	172,010
Structured U.S. Equity Fund	1,116,751	976,536	821,357
Structured Large Cap Growth Fund	324,563	319,044	310,676
Structured Small Cap Equity Fund	349,991	248,630	179,960
Structured International Equity Fund	528,922	471,015	380,968
Capital Growth Fund	3,422,358	3,575,375	3,462,450
Strategic Growth Fund	420,863	430,747	318,862
Growth Opportunities Fund	1,940,626	1,365,833	907,973
Small/Mid Cap Growth Fund[1]	97	—	—
Mid Cap Value Fund	4,351,797	1,740,117	945,970
Small Cap Value Fund	2,591,593	2,037,564	1,077,753
Large Cap Value Fund	999,206	650,190	531,232
International Equity Fund	780,199	1,452,991	1,885,790
European Equity Fund	49,237	108,349	145,307
Japanese Equity Fund	95,209	154,488	79,713
International Small Cap Fund	103,640	170,148	172,388
Emerging Markets Equity Fund	112,860	144,111	100,600
Asia Equity Fund	120,220	179,422	126,651
Research Select Fund	182,807	241,644	270,625
Concentrated Growth Fund[2]	158,432	147,191	63,758

[1]	The Class A Share class of the Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The Class A Share class of the Concentrated Growth Fund commenced operations on September 3, 2002.

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     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2005, August 31, 2004 and August 31, 2003 by each Fund then in existence pursuant to the Class B Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2005	2004	2003
Balanced Fund	$309,690	$307,402	$243,470
Growth and Income Fund	976,163	907,535	750,181
Structured Large Cap Value Fund	207,952	194,296	171,821
Structured U.S. Equity Fund	1,145,578	1,233,382	1,153,400
Structured Large Cap Growth Fund	736,171	896,993	891,678
Structured Small Cap Equity Fund	196,949	211,060	158,624
Structured International Equity Fund	73,209	64,791	55,226
Capital Growth Fund	1,819,941	2,199,289	2,212,418
Strategic Growth Fund	109,329	122,165	95,957
Growth Opportunities Fund	914,006	914,415	698,500
Small/Mid Cap Growth Fund[1]	75	—	—
Mid Cap Value Fund	1,964,249	1,329,226	957,272
Small Cap Value Fund	1,147,869	1,117,451	766,905
Large Cap Value Fund	216,778	157,572	119,329
International Equity Fund	206,762	273,284	267,241
European Equity Fund	25,125	21,366	15,966
Japanese Equity Fund	19,615	19,852	14,045
International Small Cap Fund	42,179	25,946	11,311
Emerging Markets Equity Fund	45,206	26,205	12,335
Asia Equity Fund	49,044	40,251	26,090
Research Select Fund	1,046,563	1,292,248	1,362,744
Concentrated Growth Fund[2]	1,025	889	578

[1]	The Class B Share class of the Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The Class B Share class of the Concentrated Growth Fund commenced operations on September 3, 2002.

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     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2005, August 31, 2004 and August 31, 2003 by each Fund then in existence pursuant to the Class C Plan:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	August 31,	August 31,	August 31,
	2005	2004	2003
Balanced Fund	$60,905	$59,363	$53,285
Growth and Income Fund	147,084	112,796	88,818
Structured Large Cap Value Fund	196,023	157,681	119,700
Structured U.S. Equity Fund	397,338	395,621	344,787
Structured Large Cap Growth Fund	316,640	355,785	365,173
Structured Small Cap Equity Fund	226,815	205,727	120,424
Structured International Equity Fund	43,885	40,209	35,978
Capital Growth Fund	850,310	987,401	952,934
Strategic Growth Fund	114,343	118,400	60,364
Growth Opportunities Fund	914,486	695,828	507,514
Small/Mid Cap Growth Fund[1]	24	—	—
Mid Cap Value Fund	2,141,418	728,726	448,507
Small Cap Value Fund	1,338,256	1,115,463	541,674
Large Cap Value Fund	252,621	125,622	61,618
International Equity Fund	172,748	159,519	126,897
European Equity Fund	9,344	10,309	7,718
Japanese Equity Fund	16,661	20,400	19,414
International Small Cap Fund	72,767	30,546	13,574
Emerging Markets Equity Fund	18,432	11,134	6,981
Asia Equity Fund	18,672	15,542	9,490
Research Select Fund	393,820	531,911	644,149
Concentrated Growth Fund[2]	3,216	2,352	96

[1]	The Class C Share class of the Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The Class C Share class of the Concentrated Growth Fund commenced operations on September 3, 2002.

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During the fiscal year ended August 31, 2005, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:

				Printing and
		Compensation and	Allocable	Mailing of	Preparation and
		Expenses of the	Overhead,	Prospectuses to	Distribution of
	Compensation to	Distributor and Its Sales	Telephone and	Other Than Current	Sales Literature and
	Dealers[1]	Personnel	Travel Expenses	Shareholders	Advertising	Totals
Fiscal Year Ended August 31, 2005:

Goldman Sachs Balanced Fund	$539,872	$303,675	$126,522	$7,234	$15,357	$992,659
Goldman Sachs Growth and Income Fund	1,665,702	1,369,676	583,913	33,388	70,873	3,723,553
Goldman Sachs Structured Large Cap Value Fund	341,514	238,576	92,805	5,307	11,264	689,466
Goldman Sachs Structured US Equity Fund	980,697	1,034,954	393,731	22,513	47,790	2,479,685
Goldman Sachs Structured Large Cap Growth Fund	288,391	305,265	123,897	7,084	15,038	739,675
Goldman Sachs Structured Small Cap Equity Fund	329,132	318,430	116,228	6,646	14,107	784,543
Goldman Sachs Structured International Equity Fund	260,827	542,472	161,990	9,263	19,662	994,213
Goldman Sachs Capital Growth Fund	2,854,590	2,875,381	1,029,143	58,846	124,914	6,942,874
Goldman Sachs Strategic Growth Fund	229,878	537,442	139,182	7,958	16,893	931,354
Goldman Sachs Growth Opportunities Fund	1,623,398	1,953,088	647,895	37,046	78,639	4,340,065
Goldman Sachs Small/Mid Cap Growth Fund	24	5	—	—	—	29
Goldman Sachs Mid Cap Value Fund	3,935,094	2,491,245	892,663	51,042	108,348	7,478,392
Goldman Sachs Small Capital Value Fund	2,230,350	2,593,364	827,910	47,340	100,489	5,799,452
Goldman Sachs Large Cap Value Fund	425,886	894,548	110,035	6,292	13,356	1,450,116
Goldman Sachs International Equity Fund	513,214	1,133,879	347,783	19,886	42,213	2,056,975
Goldman Sachs European Equity Fund	30,311	47,450	8,310	475	1,009	87,554
Goldman Sachs Japanese Equity Fund	26,430	141,899	29,072	1,662	3,529	202,592
Goldman Sachs Intl Small Cap Fund	23,346	97,706	1,350	77	164	122,643
Goldman Sachs Emerging Markets Equity Fund	57,786	135,781	36,262	2,073	4,401	236,304
Goldman Sachs Asia Equity Fund	47,810	133,407	29,951	1,713	3,635	216,516
Goldman Sachs Concentrated Growth Fund	44,306	192,060	24,893	1,423	3,021	265,704
Goldman Sachs Research Select Fund	182,618	196,239	83,796	4,791	10,171	477,616

[1]	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.

B-136

     During the fiscal year ended August 31, 2005 Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares then in existence:

		Compensation and			Preparation and
		Expenses of the	Allocable Overhead,	Printing and Mailing of	Distribution of Sales
	Compensation to	Distributor and Its Sales	Telephone and Travel	Prospectuses to Other Than	Literature and
	Dealers[1]	Personnel	Expenses	Current Shareholders	Advertising	Totals
Fiscal Year Ended August 31, 2005:

Balanced Fund	$93,394	$44,983	$20,694	$1,183	$2,512	$162,765
Growth and Income Fund	327,561	321,822	136,103	7,782	16,520	809,788
Structured Large Cap Value Fund	104,921	74,048	31,788	1,818	3,858	216,433
Structured U.S. Equity Fund	383,791	411,515	174,230	9,962	21,147	1,000,645
Structured Large Cap Growth Fund	229,762	165,910	74,667	4,269	9,063	483,671
Structured Small Cap Equity Fund	180,578	71,407	30,572	1,748	3,711	288,016
Structured International Equity Fund	9,631	9,833	4,496	257	546	24,762
Capital Growth Fund	619,352	439,351	191,123	10,928	23,198	1,283,952
Strategic Growth Fund	177,016	18,101	8,335	477	1,012	204,940
Growth Opportunities Fund	1,052,984	197,525	86,486	4,945	10,497	1,352,439
Small/Mid Cap Growth Fund	14	—	—	—	—	14
Mid Cap Value Fund	1,607,885	399,450	171,600	9,812	20,828	2,209,574
Small Cap Value Fund	1,065,247	367,178	156,600	8,954	19,008	1,616,986
Large Cap Value Fund	158,288	46,252	19,938	1,140	2,420	228,037
International Equity Fund	58,595	178,446	73,732	4,216	8,949	323,939
European Equity Fund	18,374	474	785	45	95	19,773
Japanese Equity Fund	31,124	(1,179)	(80)	(5)	(10)	29,852
International Small Cap Fund	41,705	14,064	6,111	349	742	62,971
Emerging Markets Equity Fund	30,289	17,316	7,492	428	909	56,434
Asia Equity Fund	15,185	25,061	10,419	596	1,265	52,526
Research Select Fund	775,066	114,879	57,620	3,295	6,994	957,854
Concentrated Growth Fund	1,339	272	113	6	14	1,744

[1]	Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.

B-137

     During the fiscal year ended August 31, 2005 Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares then in existence:

		Compensation and			Preparation and
		Expenses of the	Allocable Overhead,	Printing and Mailing of	Distribution of Sales
	Compensation to	Distributor and Its Sales	Telephone and Travel	Prospectuses to Other Than	Literature and
	Dealers[1]	Personnel	Expenses	Current Shareholders	Advertising	Totals
Fiscal Year Ended August 31, 2005:

Balanced Fund	$21,588	$12,321	$5,498	$314	$667	$40,389
Growth and Income Fund	208,339	27,068	11,814	676	1,434	249,331
Structured Large Cap Value Fund	195,202	406	—	—	—	195,608
Structured U.S. Equity Fund	442,357	112,468	47,888	2,738	5,812	611,263
Structured Large Cap Growth Fund	343,555	82,055	35,909	2,053	4,359	467,931
Structured Small Cap Equity Fund	219,344	79,275	33,433	1,912	4,058	338,022
Structured International Equity Fund	16,792	24,615	10,228	585	1,241	53,461
Capital Growth Fund	942,167	194,056	83,850	4,795	10,177	1,235,046
Strategic Growth Fund	115,302	12,394	5,979	342	726	134,743
Growth Opportunities Fund	878,814	182,480	78,626	7,496	9,543	1,153,959
Small/Mid Cap Growth Fund	—	—		—	—	—
Mid Cap Value Fund	1,994,478	286,666	122,849	7,024	14,911	2,426,199
Small Cap Value Fund	1,380,201	406,083	173,147	9,900	21,016	1,990,348
Large Cap Value Fund	249,241	31,057	13,693	783	1,662	296,436
International Equity Fund	170,123	71,834	30,104	1,721	3,654	277,437
European Equity Fund	9,792	(60)	239	14	29	10,014
Japanese Equity Fund	20,374	636	569	33	69	21,680
International Small Cap Fund	34,275	14,605	6,438	368	781	56,467
Emerging Markets Equity Fund	18,658	4,313	1,922	110	233	25,235
Asia Equity Fund	22,103	3,622	1,675	96	203	27,698
Research Select Fund	426,348	91,699	40,881	2,338	4,962	566,227
Concentrated Growth Fund	3,262	177	96	5	12	3,551

[1]	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

B-138

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND
DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)
     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.
Maximum Sales Charges
     Class A Shares of each Fund are sold with a maximum sales charge of 5.5%. Using the net asset value per share as of August 31, 2005, the maximum offering price of each Fund’s Class A Shares would be as follows:

		Maximum	Offering
	Net Asset	Sales	Price to
	Value	Charge	Public
Balanced Fund	$19.88	5.5%	$21.04
Growth and Income Fund	25.55	5.5%	27.04
Structured Large Cap Value Fund	12.69	5.5%	13.43
Structured U.S. Equity Fund	29.13	5.5%	30.83
Structured Large Cap Growth Fund	12.55	5.5%	13.28
Structured Small Cap Equity Fund	14.55	5.5%	15.40
Structured International Equity Fund	11.70	5.5%	12.38
Capital Growth Fund	20.06	5.5%	21.23
Strategic Growth Fund	8.75	5.5%	9.26
Growth Opportunities Fund	22.21	5.5%	23.50
Small/Mid Cap Growth Fund	10.40	5.5%	11.01
Mid Cap Value Fund	36.88	5.5%	39.03
Small Cap Value Fund	43.07	5.5%	45.58
Large Cap Value Fund	13.40	5.5%	14.18
International Equity Fund	17.78	5.5%	18.81
European Equity Fund	12.29	5.5%	13.01
Japanese Equity Fund	9.58	5.5%	10.14
International Small Cap Fund	15.83	5.5%	16.75
Emerging Markets Equity Fund	15.76	5.5%	16.68
Asia Equity Fund	13.38	5.5%	14.16
Research Select Fund	7.02	5.5%	7.43
Concentrated Growth Fund	12.74	5.5%	13.48
     The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Funds’ Prospectuses is only shown to one decimal place (i.e., 5.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53%) or somewhat lesser (e.g., 5.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.
Other Purchase Information/Sales Charge Waivers
     Class A Shares of the Funds may be sold at NAV without payment of any sales charge to state-sponsored 529 college savings plans. The sales charge waivers on the Funds’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

B-139

     If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.
Right of Accumulation (Class A)
     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A, Class B or Class C Shares (acquired by purchase or exchange) of a Fund and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 but less than $250,000). Class A, Class B and/or Class C Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.
Statement of Intention (Class A)
     If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time.

B-140

The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.
     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix D to this Additional Statement.
Cross-Reinvestment of Dividends and Distributions
     Shareholders may receive dividends and distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Fund or the Tax-Exempt Diversified Fund, if they hold Class A Shares of a Fund, or ILA Class B or Class C Shares of the Prime Obligations Fund, if they hold Class B or Class C Shares of a Fund (the “ILA Funds”).
     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
     A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Class C Exchanges
     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.

B-141

Systematic Withdrawal Plan
     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

B-142

Class B Contingent Deferred Sales Charge- Shares Received in Connection with the Expedition Funds’ Reorganization
Former Class B shareholders of the Expedition Equity Fund or Expedition Equity Income Fund who received Class B Shares of the Goldman Sachs Structured U.S. Equity Fund or Goldman Sachs Growth and Income Fund in connection with the reorganization of the Expedition Funds into the Trust will be charged a contingent deferred sales charge (a “CDSC”) on those Goldman Sachs Fund Class B Shares based on the CDSC schedule set forth below. Goldman Sachs Fund Class B Shares purchased by former Expedition Fund shareholders after the effective time of the Expedition Fund reorganization will be charged CDSCs according to the Goldman Sachs Fund CDSC schedule set forth in the Equity Funds’ prospectuses.

CDSC as a Percentage of Dollar Amount
Year since Purchase	Subject to CDSC
First	4.00%
Second	3.00%
Third	3.00%
Fourth	2.00%
Fifth	1.00%
Sixth	0.00%
Seventh	0.00%
Eighth	0.00%
Class B Shares will automatically convert to Class A Shares after eight years.
SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)
     The Funds have adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to the Service Shares which authorize the Funds to compensate Service Organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:
     (a) Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.

B-143

     (b) Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (ii) establishing and maintaining, or assist in establishing and maintaining, individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing, or assist in processing, confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting, or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules.
     As compensation for such services, each Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.
     The amount of the service and shareholder administration fees paid by each Fund then in existence to Service Organizations pursuant to the Plans was as follows for the fiscal years ended August 31, 2005, August 31, 2004 and August 31, 2003.

	Fiscal year	Fiscal year	Fiscal year
	Ended	Ended	Ended
	August 31,	August 31,	August 31,
	2005	2004	2003
Balanced Fund	$16	$36	$58
Growth and Income Fund	5,960	6,980	17,041
Structured Large Cap Value Fund	3,379	2,019	1,405
Structured U.S. Equity Fund	49,503	44,001	33,081
Structured Large Cap Growth Fund	1,361	2,047	1,838
Structured Small Cap Equity Fund	204,045	252,519	144,907
Structured International Equity Fund	42,962	388	121
Capital Growth Fund	34,447	30,296	28,509
Strategic Growth Fund	1,539	809	5
Growth Opportunities Fund	18,158	5,056	2,375
Small/Mid Cap Growth Fund[1]	9	—	—
Mid Cap Value Fund	179,411	39,302	9,809
Small Cap Value Fund	128,252	48,450	15,821
Large Cap Value Fund	5,495	401	7
International Equity Fund	2,364	4,737	19,659
European Equity Fund	1,306	123	7
Japanese Equity Fund	7	3	5
International Small Cap Fund	1,029	514	154
Emerging Markets Equity Fund	4,885	2,432	456
Asia Equity Fund	—	—	—
Research Select Fund	76	70	57
Concentrated Growth Fund[2]	10	9	7

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	Prior to September 3, 2002, the Concentrated Growth Fund had not offered Service Shares.

B-144

     The Funds have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan. The Shareholder Administration Plan has not been adopted pursuant to Rule 12b-1 under the Act.
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.
     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 16, 2005. The Plans and related Service Agreements will remain in effect until June 30, 2006 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the affected Fund’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds.

B-145

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.
     “A-3” – Obligor has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” – An obligation is more vulnerable to nonpayment than obligations rated “B”. The obligor currently has the capacity to meet its financial commitment on the obligation; however, adverse business, financial or economic conditions will likely impair the obligor’s capacity to meet its financial commitment on the obligation.
     “C” – Obligations are currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar actions taken but payments on this obligation are being continued.
     “R” – An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
     “D” – Obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The “D” rating category is used when the default will be a general default and the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when the obligor has selectively defaulted on a specific issue class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
     “N.R.” – An issuer designated N.R. is not rated.

1-A

     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following:
     “P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
     “NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch Ratings, Inc. (“Fitch”) short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

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     “B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “RD” – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” – This designation indicates that Fitch does not publicly rate the issuer or issue in question.
     “Withdrawn” – A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
     “R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although

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the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-2 (low)” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-3 (high),” “R-3 (middle),” “R-3 (low)” – Short-term debt rated “R-3” is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” – An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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     “BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” – The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
     “D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “N.R.” – Not rated.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also

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distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” – Securities considered to be investment grade and of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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     “A” – Securities considered to be investment grade and of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” – Securities considered to be investment grade and of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
     “RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” indicates that Fitch does not rate the issuer or issue in question.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a

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small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” – Long-term debt rated “BB” is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.
     (“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
Municipal Note Ratings
     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

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•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
     “MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

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     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
A Standard & Poor’s issuer credit rating is a current opinion of an obligor’s overall capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer’s rating is not a recommendation to purchase, sell, or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
Fitch credit ratings are an opinion on the relative ability of an entity’s financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

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DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B
2005 ISS PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of the ISS proxy voting policy guidelines for 2005.
1. Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
•	Tenure of the audit firm
•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
•	Length of the rotation period advocated in the proposal
•	Significant audit-related issues
•	Number of audit committee meetings held each year
•	Number of financial experts serving on the committee
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
•	Insiders and affiliated outsiders on boards that are not at least majority independent
•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

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Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings

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Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.
Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
•	The plan expressly permits repricing of underwater options without shareholder approval; or
•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group
A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s

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compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.
Director Compensation
Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:
•	Stock ownership guidelines (a minimum of three times the annual cash retainer)
•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
•	Balanced mix between cash and equity
•	Non-employee directors should not receive retirement benefits/perquisites
•	Detailed disclosure of cash and equity compensation for each director
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation
•	Treatment of surrendered options
Qualified Employee Stock Purchase Plans
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR qualified employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.
Nonqualified Employee Stock Purchase Plans
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:
•	Broad-based participation
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
•	No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
Shareholder Proposals on Compensation

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Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
Vote:
•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

5-B

APPENDIX C
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.
Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.
     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.
     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.
     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.
     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.
     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.
     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.
     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.
     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.
     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

1-C

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.
     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.
     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.
     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.
     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

2-C

Goldman, Sachs & Co.’s History of Excellence
1869
Is founded by Marcus Goldman
1882
Becomes a private partnership when Samuel Sachs joins the firm
1896
Joins New York Stock Exchange
1906
Takes Sears public
1925
Finances Warner Brothers to develop sound in movies
1933-69
Senior Partner Sidney J. Weinberg serves as adviser to five presidents: Roosevelt, Truman, Eisenhower, Kennedy, and Johnson
1956
Co-manages Ford’s initial public offering, the largest IPO to date
1985
Senior Partner John C. Whitehead named Deputy Secretary of State
1986
Takes Microsoft public
1988
Goldman Sachs Asset Management (GSAM) is established, formalizing the asset management capability that Goldman Sachs initiated in 1981 by managing money market funds for institutional clients; 50 employees
1990s
Investment Banking Division is #1 in M&A for seven years in the 1990s
1995
Senior Partner Robert E. Rubin named Treasury Secretary
1996
GSAM acquires CIN Management ($23 B)

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1997
Launches web site that delivers trading ideas, research reports, and analytical tools to clients worldwide
GSAM acquires Commodities Corp. ($1.6 B in Hedge Fund assets); Acquires Liberty Investment Management ($6B in growth assets)
1998
Takes ebay public
1999
Goldman, Sachs & Co. becomes a public company
2001
GSAM AUM pass $300B mark
2002
Advises and services 45% of the Forbes 400 1
Growth Team is awarded the year’s single largest U.S. institutional mandate
2003
Acquires The Ayco Company, L.P.; Announces it will combine Australian operation with JBWere to form Goldman Sachs JBWere
1.	Source: Forbes.com, October 2003. Reprinted by permission of Forbes Magazine© 2004 Forbes Inc.

4-C

APPENDIX D
STATEMENT OF INTENTION
(applicable only to Class A Shares)
     If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

1-D

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2006, AS AMENDED JULY 12, 2006
Class A Shares
Class B Shares
Class C Shares
Service Shares
Institutional Shares
Administration Shares
Separate Account Institutional Shares
GOLDMAN SACHS ENHANCED INCOME FUND
GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
GOLDMAN SACHS GOVERNMENT INCOME FUND
GOLDMAN SACHS MUNICIPAL INCOME FUND
GOLDMAN SACHS CALIFORNIA INTERMEDIATE AMT-FREE MUNICIPAL FUND
GOLDMAN SACHS NEW YORK INTERMEDIATE AMT-FREE MUNICIPAL FUND
GOLDMAN SACHS U.S. MORTGAGES FUND
GOLDMAN SACHS CORE FIXED INCOME FUND
GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND
GOLDMAN SACHS GLOBAL INCOME FUND
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND
GOLDMAN SACHS HIGH YIELD FUND
GOLDMAN SACHS EMERGING MARKETS DEBT FUND
(Each a portfolio of Goldman Sachs Trust)
Goldman Sachs Trust
71 South Wacker Drive
Suite 500
Chicago, Illinois 60606
     This Statement of Additional Information (the “Additional Statement”) is not a prospectus. This Additional Statement describes each of the above-referenced series of Goldman Sachs Trust. This Additional Statement should be read in conjunction with the Class A, Class B, Class C, Service, Institutional, Administration (Goldman Sachs Enhanced Income Fund only) and Separate Account Institutional (Goldman Sachs U.S. Mortgages and Goldman Sachs Investment Grade Credit Funds only) prospectuses of Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs California Intermediate AMT-Free Municipal Fund, Goldman Sachs New York Intermediate AMT-Free Municipal Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs High Yield Fund and Goldman Sachs Emerging Markets Debt Fund (collectively, the “Funds” and each individually, a “Fund”), each dated February 28, 2006, as they may be further amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers. Goldman Sachs Enhanced Income Fund, Goldman Sachs U.S. Mortgages, Goldman Sachs Investment Grade Credit Fund and Goldman

Sachs Emerging Markets Debt Fund currently do not offer Class B, Class C or Service Shares and Goldman Sachs Ultra-Short Duration Government Fund currently does not offer Class B or Class C Shares. Goldman Sachs Short Duration Government Fund and Goldman Sachs Short Duration Tax-Free Fund currently do not offer Class B Shares. Goldman Sachs California Intermediate AMT-Free Municipal Fund and Goldman Sachs New York Intermediate AMT-Free Municipal Fund currently do not offer Class B or Service Shares.
GSAM® is a registered service mark of Goldman, Sachs & Co.
The audited financial statements and related report of Ernst & Young LLP, independent registered public accounting firm for each Fund contained in each Fund’s 2005 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other portions of the Funds’ Annual Report are incorporated herein by reference. A Fund’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-621-2550. The Goldman Sachs California Intermediate AMT-Free Municipal Fund and Goldman Sachs New York Intermediate AMT-Free Municipal Fund commenced operations on November 1, 2005, and have not issued an annual report. A semi-annual report for the fiscal period end April 30, 2006 will become available in June 2006.

The date of this Additional Statement is February 28, 2006, as amended July 12, 2006.

-i-

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN SACHS ASSET
Investment Adviser to:	MANAGEMENT INTERNATIONAL
Goldman Sachs Enhanced Income Fund	Investment Adviser to:
Goldman Sachs Ultra-Short Duration Government Fund	Goldman Sachs Global Income Fund
Goldman Sachs Short Duration Government Fund	Christchurch Court
Goldman Sachs Short Duration Tax-Free Fund	10-15 Newgate Street
Goldman Sachs Government Income Fund	London, England EC1A7HD
Goldman Sachs Municipal Income Fund
Goldman Sachs California Intermediate AMT-Free Municipal Fund	GOLDMAN, SACHS & CO.
Goldman Sachs New York Intermediate AMT-Free Municipal Fund	Distributor
Goldman Sachs U.S. Mortgages Fund	85 Broad Street
Goldman Sachs Core Fixed Income Fund	New York, NY 10004
Goldman Sachs Investment Grade Credit Fund
Goldman Sachs High Yield Municipal Fund	GOLDMAN, SACHS & CO.
Goldman Sachs High Yield Fund	Transfer Agent
Goldman Sachs Emerging Markets Debt Fund	71 South Wacker Drive
32 Old Slip	Suite 500
New York, New York 10005	Chicago, Illinois 60606

Toll free (in U.S.) .......800-621-2550

INTRODUCTION
     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Enhanced Income Fund (“Enhanced Income Fund”), Goldman Sachs Ultra-Short Duration Government Fund (formerly, Adjustable Rate Government Fund) (“Ultra-Short Duration Government Fund”), Goldman Sachs Short Duration Government Fund (“Short Duration Government Fund”), Goldman Sachs Short Duration Tax-Free Fund (“Short Duration Tax-Free Fund”), Goldman Sachs Government Income Fund (“Government Income Fund”), Goldman Sachs Municipal Income Fund (“Municipal Income Fund”), Goldman Sachs California Intermediate AMT-Free Municipal Fund (“California Municipal Fund”), Goldman Sachs New York Intermediate AMT-Free Municipal Fund (“New York Municipal Fund”), Goldman Sachs U.S. Mortgages Fund (“U.S. Mortgages Fund”), Goldman Sachs Core Fixed Income Fund (“Core Fixed Income Fund”), Goldman Sachs Investment Grade Credit Fund (“Investment Grade Credit Fund”), Goldman Sachs Global Income Fund (“Global Income Fund”), Goldman Sachs High Yield Municipal Fund (“High Yield Municipal Fund”), Goldman Sachs High Yield Fund (“High Yield Fund”) and Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt Fund”) (each referred to herein as a “Fund” and collectively as the “Funds”). Each Fund other than the California Municipal Fund, New York Municipal Fund, Global Income Fund, High Yield Municipal Fund and Emerging Markets Debt Fund is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The California Municipal Fund, New York Municipal Fund, Global Income Fund, High Yield Municipal Fund and Emerging Markets Debt Fund are each a non-diversified, open-end management investment company. Short Duration Government Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, Global Income Fund, High Yield Municipal Fund and High Yield Fund are authorized to issue five classes of shares: Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares. Enhanced Income Fund is authorized to issue three classes of shares: Class A, Administration and Institutional Shares. Ultra-Short Duration Government Fund is authorized to issue three classes of shares: Class A Shares, Service Shares and Institutional Shares. U.S. Mortgages and Investment Grade Credit Funds are authorized to issue three classes of shares: Class A Shares, Institutional Shares and Separate Account Institutional Shares. Emerging Markets Debt Fund is authorized to issue two classes of shares: Class A Shares and Institutional Shares. California Municipal Fund and New York Municipal Fund are authorized to issue three classes of shares: Class A Shares, Class C Shares and Institutional Shares. Additional series and classes may be added in the future from time to time.
     Goldman Sachs Asset Management, L.P. (“GSAM”) (formerly Goldman Sachs Funds Management, L.P.), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Enhanced Income Fund, Ultra-Short Duration Government Fund, Short Duration Government Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, California Municipal Fund, New York Municipal Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund and Emerging Markets Debt Fund. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM and GSAMI are each sometimes referred to herein as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. Each Fund’s custodian is State Street Bank and Trust Company.

     Because each Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Funds may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.
     The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
     As used in the Additional Statement, the term “Taxable Funds” refers to the Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds. The term “Tax Exempt Funds” refers to the Short Duration Tax-Free, Municipal Income, High Yield Municipal, California Municipal and New York Municipal Funds.
     Experienced Management. Successfully creating and managing a portfolio of securities requires professionals with extensive experience. Goldman Sachs’ highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.
INVESTMENT OBJECTIVES AND POLICIES
     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the Ultra-Short Duration Government, Short Duration Government, Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase), in the particular type of investment suggested by its name. With respect to the Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund, such Funds’ policies to invest at least 80% of their net assets plus any borrowings for investment purposes (measured at the time of purchase) in tax exempt and municipal investments, as applicable, are fundamental policies that may not be changed without shareholder approval. With respect to the California Municipal Fund and New York Municipal Fund, as a matter of fundamental policy, under normal circumstances at least 80% of the net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) of the California Municipal Fund and New York Municipal Fund will be invested in municipal obligations the interest on which is exempt from regular income tax (i.e., excluded from gross income for federal income tax purposes) and is not a tax preference item under the federal alternative minimum tax. In addition, in the case of the California Municipal Fund, as a matter of fundamental policy, at least 80% of the Fund’s Net Assets (measured at the time of purchase) will be invested, under normal circumstances, in instruments that pay income which is exempt from California State personal income tax. In addition, in the case of the New York Municipal Fund, as a matter of fundamental policy, at least 80% of the Fund’s Net Assets (measured at the time of purchase) will be invested, under normal circumstances, in instruments that pay income which is exempt from New York State and New York City personal income taxes. Additional information about the Funds, their policies, and the investment instruments they may hold is provided below.
     Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.
     The following discussion supplements the information in the Funds’ Prospectuses.
Enhanced Income Fund
     Enhanced Income Fund is designed for investors who seek returns in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Fund invests, under normal circumstances, primarily in a portfolio of fixed income securities, including non-mortgage-backed U.S. government securities, corporate notes and commercial paper and fixed and floating rate asset-backed securities rated, at the time of purchase, at least A by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable quality.
     A number of investment strategies will be used to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the four market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of fixed-income corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.
     The Fund’s overall returns are generally likely to move in the opposite direction as interest rates. Therefore, when interest rates decline, the Fund’s return is likely to increase. Conversely, when interest rates increase, the Fund’s return is likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Fund than from shorter-term investments.
     In determining the maturity of an instrument, the Fund will treat the remaining maturity of a newly-issued security as five years in situations where the original maturity of the security exceeds that period by not more than forty-five days. In addition, a fixed income instrument that has a mandatory put or call feature that provides that the Fund will receive payment of the principal amount of the instrument from the issuer and/or an investment banker at a specified future date will be deemed to have a remaining maturity ending on that date, even though the stated final maturity of the instrument is later than the put or call date.
     Preservation of Capital. Enhanced Income Fund seeks to reduce principal fluctuation by maintaining a target duration equal to that of a six-month U.S. Treasury Bill (to One-Year Treasury Note Index) and an approximate interest rate sensitivity of a nine-month U.S. Treasury Bill, as well as utilizing certain interest rate hedging techniques. There is no assurance that these strategies will be successful.

     Liquidity. Because the Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value, the Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which the Fund may invest.
     A Sophisticated Investment Process. Enhanced Income Fund will attempt to control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. The Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ option-adjusted spread model to assist in structuring and maintaining the Fund’s investment portfolio. In determining the Fund’s investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists and fixed-income analysts.
Ultra-Short Duration Government Fund and Short Duration Government Fund
     Ultra-Short Duration Government Fund is designed for investors who seek a high level of current income, consistent with low volatility of principal. Short Duration Government Fund is designed for investors who seek a high level of current income and secondarily, in seeking current income, may also wish to consider the potential for capital appreciation. Both Funds are appropriate for investors who seek the high credit quality of securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), without incurring the administrative and accounting burdens involved in direct investment.
     Market and economic conditions may affect the investments of the Ultra-Short Duration Government and Short Duration Government Funds differently than the investments normally purchased by other types of fixed-income investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Ultra-Short Duration Government and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.
     High Current Income. Ultra-Short Duration Government and Short Duration Government Funds seek a higher current yield than that offered by money market funds or by bank certificates of deposit and money market accounts. However, the Ultra-Short Duration Government and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. The Ultra-Short Duration Government and Short Duration Government Funds each seek to provide such high current income without sacrificing credit quality.
     Relative Low Volatility of Principal. Ultra-Short Duration Government Fund seeks to minimize net asset value fluctuations by investing primarily in U.S. Government Securities (including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans) and by maintaining a maximum duration of two years and a target duration equal to that of a Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index. This Fund utilizes certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of Short Duration Government Fund is that of the 2-year U.S. Treasury Note Index plus or minus 0.5 years. There is no assurance that these strategies for Ultra-Short Duration Government Fund and Short Duration Government Fund will be successful.
     Professional Management and Administration. Investors who invest in securities of the Government National Mortgage Association (“Ginnie Mae”) and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs’ highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.
Government Income Fund
     Government Income Fund is designed for investors who seek a high level of current income, consistent with safety of principal and the high credit quality of U.S. Government Securities, without incurring the administrative and account burdens involved in direct investment.
     Government Income Fund’s overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Government Income Fund’s return is likely to increase. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from Government Income Fund than from shorter-term investments.
     High Current Income. Government Income Fund is designed to have a higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund’s yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.
     Liquidity. Because Government Income Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.
     A Sophisticated Investment Process. Government Income Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Government Income Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process involving Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund’s investment portfolio. In determining the Government Income Fund’s investment strategy and in making market timing decisions, the Investment Adviser will have access to information from Goldman Sachs’ economists, fixed-income analysts and mortgage specialists.

     Convenience of a Fund Structure. Government Income Fund eliminates many of the complications that direct ownership of U.S. Government Securities and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor’s need to segregate and reinvest the principal portion of each payment on his own.
Short Duration Tax-Free, Municipal Income, California Municipal, New York Municipal and High Yield Municipal Funds
     The Tax Exempt Funds are not money market funds. Short Duration Tax-Free Fund is designed for investors who seek a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. Municipal Income Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. High Yield Municipal Fund is designed for investors who seek a high level of current income that is exempt from regular federal income taxes as well as the potential for capital appreciation. The California Municipal Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax, the federal alternative minimum tax, and California State personal income tax and is consistent with preservation of capital. The New York Municipal Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax, the federal alternative minimum, and New York State and New York City personal income taxes and is consistent with preservation of capital.
     The Tax Exempt Funds are appropriate for investors who seek to invest in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”) and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an “eligible” investment for the Tax Exempt Funds is an auction rate Municipal Security. These securities generally have higher yields than money market Municipal Securities, but are, in many cases, not eligible investments for municipal money market funds.
     In addition, unlike a municipal money market fund, the Tax Exempt Funds’ increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.
     The Municipal Securities in which the Short Duration Tax-Free, Municipal Income, California Municipal and New York Municipal Funds invest will be rated, at the time of purchase, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capability to pay interest and repay principal. Municipal Income Fund will have a weighted average credit quality equal to A for securities rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality. California Municipal and New York Municipal Funds will have a weighted average credit quality equal to AA/A+ for securities rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality. High Yield Municipal Fund will invest at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) (measured at the time of purchase) in high-yield Municipal Securities rated, at the time of purchase, BBB or Baa or lower by a NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. See also “High Yield Fund — Return on and Risks of High Yield Securities” for a discussion of risks that are generally applicable to High Yield Municipal Fund. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
     Investors who wish to invest in Municipal Securities may find that a mutual fund structure offers some important advantages when compared to investing in individual Municipal Securities, including:
•	The ratings given to Municipal Securities by the rating organizations are difficult to evaluate. For example, some Municipal Securities with relatively low credit ratings have yields comparable to Municipal Securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

•	Because of the relative inefficiency of the secondary market in Municipal Securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager; and

•	Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds may take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the Municipal Securities market than investors with relatively small positions.

U.S. Mortgages Fund
Philosophy
     The U.S. Mortgages Fund seeks a high level of total return consisting of income and capital appreciation. The Fund invests, under normal circumstances, in securities representing direct or indirect interests in or that are collateralized by Mortgage-Backed Securities. Although the Investment Adviser considers macroeconomic trends — including the Investment Adviser’s expectations about interest rate trends and whether the curve will be flattening or steepening—the Investment Adviser’s investment approach to mortgages is mainly based on analyses of mortgage prepayments and measures of relative value.
     Much of the research focus is on understanding model risk, which requires the Investment Adviser to understand how popular prepayment models are biased under different market scenarios. The Investment Adviser constructs a view which attempts to gauge how popular prepayment models will predict prepay activity across the broad spectrum of different mortgage instruments which spans all the major fixed-rate, single family mortgage sectors — level-pay and balloon, agency and non-agency. The Investment Adviser develops an independent view of how these popular models may not have kept up with recent changes in the individual homeowner’s decision process. For example, there have been material changes over the last decade in the way in which homeowners have access to mortgage refinancing: from the evolution of the mortgage broker market to access via internet applications to current trends in underwriters soliciting their own mortgage holder base for refinancing. The Investment Adviser’s intent is to understand these changes and exploit them in its trading activity. The focus throughout is to uncover model predictive bias with respect to borrower behaviour and the decision-making of refinancing.
     Additionally, the Investment Adviser accesses and dissects individual mortgage pool information, which it believes can deliver an informational advantage under certain trading conditions.
     The Investment Adviser’s data-set distinguishes on the basis of mortgage characteristics such as loan type, coupon, pool originator, underwriter standards, prepay penalties, vintage, and dollar balance, as well as by environmental variables including interest rates and origination points (for the entire term structure of mortgage alternatives including level pay, balloon and adjustable rate), housing values, recording-tax rates and relevant government regulations — which are significant elements affecting the prepayment decision. These decisions are incorporated into trading decisions about which mortgages to hold and which to avoid.
     Specifically, the Investment Adviser expects to implement several investment strategies, as described below:
Sector/Subsector Strategies: The sector strategy would 1) attempt to take advantage of potential changes in general spread levels by overweighting and underweighting the spread duration of the portfolio relative to the index and 2) allocate risk among the different sectors in the mandate: passthroughs, collateralized mortgage obligations (“CMOs”), and Treasuries. The subsector strategy would allocate risk among the different subsectors in each sector: e.g. passthroughs whether to own GNMA vs. conventionals.
Security Selection: The Investment Adviser’s security selection strategy represents relative value investing. The Investment Adviser’s specialist team focuses on 1) finding the most attractive securities to place in the investment portfolios and 2) avoiding the least attractive securities in the index.

     Among the Investment Adviser’s security selection strategies are:
1) Seasoning Strategies: The Investment Adviser believes that the market does not always correctly price the seasoning of a bond and its tendency to prepay in the future. By identifying these mispriced bonds, the Investment Adviser can construct a portfolio with more attractive interest rate sensitivity than that of the index.
2) Coupon Selection: By combining the Investment Adviser’s fundamental market views with the Investment Adviser’s quantitative models, the Investment Adviser believes that it can take advantage of potential mispricings across coupons. The Investment Adviser also believes that there are opportunities to generate absolute returns by monitoring the embedded delivery options in the To-Be-Allocated (“TBA”) market and by understanding the implied financing rate in TBA market for each coupon.
3) CMO vs. Passthrough Selection: There are often opportunities in the market to replicate passthrough securities by purchasing CMOs. This strategy may benefit an investment portfolio in two ways. First, it might be possible to purchase the replicating CMOs at a lower price than the passthrough. Second, the replicating CMOs may have the same price as the passthrough but have more attractive interest rate sensitivity characteristics.
Security Weighting: The Investment Adviser scales its positions as a function of the expected return and risk of the trade. Generally riskier trades will have smaller positions and less risky trades will have larger positions. For example, the Investment Adviser may cap the exposure from issuers in a particular rating category. This scaling occurs as a result of the Investment Adviser’s risk managed approach. When sizing the trade the Investment Adviser will consider its impact upon the tracking error of the investment portfolio and also the trades relative attractiveness to other perceived opportunities.
Yield Curve and Duration Management: These strategies attempt to take advantage of changes in the shape of the yield curve and the level of rates. While the Investment Adviser believes that it can add excess return through yield curve and duration management, the Investment Adviser also believes that within the context of the U.S. Mortgages Fund, these strategies contribute less to total return than other strategies. As a result the Investment Adviser expects to take less risk in this area.
     Consistent with the Investment Adviser’s overall fixed income investment philosophy for mortgage-backed security portfolios, the Investment Adviser actively manages mortgage portfolios within a risk-managed framework. The portfolio risk management process includes an effort to monitor and manage risk, but should not be confused with and does not imply low risk.
Core Fixed Income Fund
     Core Fixed Income Fund is designed for investors seeking a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”), without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fixed Income Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.
     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least Baa by Moody’s Investors Services, Inc. (“Moody’s”), or if a Moody’s rating is unavailable, the comparable Standard & Poor’s Ratings Group (“Standard &

Poor’s”) rating is used. The securities currently included in the Index have at least one year remaining to maturity; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.
     Core Fixed Income Fund’s overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fixed Income Fund’s return is likely to increase. Conversely, when interest rates increase, Core Fixed Income Fund’s return is likely to decline. However, the Investment Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fixed Income Fund’s return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fixed Income Fund than from shorter-term investments.
     A number of investment strategies will be used to achieve the Core Fixed Income Fund’s investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads among different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.
     A Sophisticated Investment Process. Core Fixed Income Fund will attempt to control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fixed Income Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fixed Income Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income Fund’s investment portfolio. In determining Core Fixed Income Fund’s investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists, fixed-income analysts and mortgage specialists.

Investment Grade Credit Fund
     The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers U.S. Credit Index. The Fund invests, under normal circumstances, at least 80% of its net assets in investment grade fixed income securities.
     The Fund’s strategy employs a process that combines both a top-down and bottom-up analysis to evaluate companies. The Investment Adviser relies primarily on sub-sector/industry allocation and security selection strategies in seeking to generate incremental return relative to the selected benchmark. To a lesser degree, the Investment Adviser also implements duration and yield curve management strategies.
     The Investment Adviser’s strategy for the Fund is based on maximizing its understanding of the factors that drive performance. The Investment Adviser’s security selection process begins with an analysis of the fundamentals of a given company and its industry, and goes on to include broader market factors as well as technical and execution issues. The Investment Adviser has organized its group to incorporate these elements into a process that pulls together the input of specialists within a collaborative framework. Portfolio managers and analysts sit on the trading desk together. This facilitates the frequent conversation between the various members of the corporate bond team.
     Fundamental research is performed by a global high grade research group with parts of the teams in New York and London. The Investment Adviser established this group to ensure comprehensive research into high grade credits, which may be overlooked by firms with only one credit research team. The Investment Adviser’s analysts develop investment rationales incorporating their assessment of a company’s return potential and risks.
     The discussion of investment ideas goes beyond fundamentals to incorporate the broader market views of the portfolio managers. Investment grade corporates are strongly affected by such factors as comparative industry trends, the economy and general overall trends in coverage and leverage ratios. These factors can have a significant impact on performance. The portfolio managers bring their awareness of these factors as a crucial input in the formulation of investment ideas.
     A final element of the process incorporates technical and execution issues. Adding value requires close attention to execution issues including market levels and the new issuance calendar. It is also crucial to stay apprised of dealer activity; being aware of which bonds are being traded by particular dealers promotes efficient trading, which plays directly through to better performance. The Investment Adviser’s traders help in this regard.
     The Investment Adviser’s process is enhanced by the full integration of its New York and London corporate bond teams. While the teams are focused on issue selection in their respective markets, they are able to leverage their peers’ insights to develop broader, better-informed credit views than they could on their own. This integration extends to the portfolio managers, who also develop views on market and industry trends jointly. In addition to helping the Investment Adviser to develop fuller investment views, this integration can also allow it to exploit structural inefficiencies that arise when global corporate issues are priced differently in different currencies.
Global Income Fund
     Global Income Fund is designed for investors seeking high total return, emphasizing current income and, to a lesser extent, opportunities for capital appreciation. However, investing in the Fund involves certain risks, and there is no assurance that the Fund will achieve its investment objective. The securities in which the Fund invests will be rated, at the time of purchase, at least BBB- or Baa3 by a NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. However, at least 50% of the Fund’s total assets will be invested in securities having a rating from an NRSRO of AAA or Aaa at the time of purchase, or if unrated, will be determined by the Investment Adviser to be of comparable quality. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capability to pay interest and repay principal.
     In selecting securities for the Fund, portfolio managers consider such factors as the security’s duration, sector and credit quality rating as well as the security’s yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund’s portfolio managers form opinions based primarily on the views of Goldman Sachs’ economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the “Model”) to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used in seeking to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.
     High Income. Global Income Fund’s portfolio managers will seek out the highest yielding bonds in the global fixed-income market that meet the Global Income Fund’s credit quality standards and certain other criteria.
     Capital Appreciation. Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country’s currency as well as a country’s fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.
     Portfolio Management Flexibility. Global Income Fund is actively managed. The Fund’s portfolio managers invest in countries that, in their judgment, meet the Fund’s investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.
     Relative Stability of Principal. Global Income Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund’s performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund’s policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.
     Professional Management. Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

High Yield Fund
     High Yield Fund’s Investment Process. High Yield Fund is appropriate for investors who seek a high level of current income and who also may wish to consider the potential for capital appreciation. A number of investment strategies are used to seek to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. GSAM starts the investment process with economic analysis to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed-income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, High Yield Fund’s portfolio managers have access to Goldman Sachs highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm’s High Yield Research Group, a dedicated group of 15 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund’s portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor’s and Moody’s. High Yield Fund’s portfolio managers and credit analysts also conduct their own in-depth analysis of the issues considered for inclusion in the Fund’s portfolio. The portfolio managers and credit analysts evaluate such factors as a company’s competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company’s future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM’s goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company’s debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this ongoing reassessment is more valuable than relying on a “snapshot” view of a company’s ability to service debt at one or two points in time.
     High Yield Fund’s portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund’s specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund’s portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.
     Return on and Risks of High Yield Securities. High yield bonds can deliver higher yields and total return than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See “Description of Investment Securities and Practices.” Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.
     For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed-income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.
Emerging Markets Debt Fund
     The Emerging Markets Debt Fund seeks a high level of total return consisting of income and capital appreciation. The Fund invests, under normal circumstances, in fixed-income securities of issuers located in Emerging Countries. The Investment Adviser’s Emerging Markets Debt (“EMD”) investment philosophy strives to generate returns through an active, research-intensive, risk-managed approach. The Investment Adviser seeks to add value through country allocation, security selection, and market exposure strategies.
     The Investment Adviser believes that active management focused on fundamental research is critical for achieving long-term value for its clients’ portfolios. Emerging market debt can offer an attractive risk/return profile for investors who have the proper resources and experience to exploit the myriad opportunities in the market. The Investment Adviser’s process is built on fundamental analysis of emerging market countries and securities. In addition, the Investment Adviser’s process focuses on risk-adjusted returns, as the Investment Adviser believes that risk can have a material impact on long-term investment results. As a result, the Investment Adviser diversifies across sovereign credits and employs proprietary tools to manage overall portfolio risks.
Portfolio Construction. Currently, the Investment Adviser’s EMD strategy invests significantly in emerging market sovereign issues. As such, country selection is believed to be the most important factor in the portfolio construction process. The next most important factor is market exposure, where the Investment Adviser evaluates macro developments and assesses the net flows within countries. Another element in the portfolio construction process is security selection.
     Analysis of emerging market debt involves an understanding of the finances, political events, and macroeconomic condition of a country. The Investment Adviser’s research analysts analyze the “balance sheets” of the countries they follow. This may include evaluating factors such as balance of payments, tax revenues, and external and domestic debt. They also assess macroeconomic measures, which may include inflation, interest rates, growth prospects, and monetary policy. For some emerging market debt countries, politics is the key driver of performance. As a result, the Investment Adviser’s research analysts may spend a significant portion of their time following the political developments of the countries they cover.
     Fundamental analysis is combined with valuation techniques to determine relative value of securities. Although the Investment Adviser may believe a security is attractive from a fundamental point of view, the Investment Adviser may not believe the spread level is attractive relative to other credits. As a result, even if the Investment Adviser likes a country’s fundamentals, the Investment Adviser may not invest in it due to its valuation. Likewise, the Investment Adviser may believe that a certain country’s fundamentals are less positive but may invest in the country because the Investment Adviser believes the spread offers significant compensation for the additional risk.
     Using a variety of proprietary models, the Investment Adviser selects and sizes credits based on perceived relative value opportunities. The Investment Adviser also uses these tools in an effort to anticipate and manage portfolio risks.

Types of Securities Used. Emerging market debt comprises fixed income securities issued mainly by governments, but also by quasi-sovereigns and corporations, of developing countries. The Investment Adviser typically expresses its view on a relative-to-benchmark basis, overweighting those securities the Investment Adviser believes will outperform and underweighting those countries the Investment Adviser believes will underperform.
     The types of financial instruments used in the Emerging Markets Debt Fund include Eurobonds, Brady bonds, tradable bank loans, local bonds, and other securities, which can include their associated derivatives.
     The EMD team may invest in liquid, long duration securities and employ active trading strategies that exploit market inefficiencies and arbitrage opportunities (e.g., between Brady Bonds and global bonds) that often exist in the EMD market. Given the limited diversification within the EMD sector, buying longer dated, more liquid, lower dollar price securities may be a preferred strategy.
     The Investment Adviser may use derivative instruments such as forwards and futures in the Emerging Markets Debt Fund in an attempt to hedge its currency exposures. However, due to the limited market for these instruments in emerging countries, a significant portion of the Fund’s currency exposure in emerging countries may not be covered by such instruments.
Research. Being part of GSAM’s wider Fixed Income and Currency Team, the EMD team interacts with the Investment Adviser’s fixed income and currency analysts and portfolio managers based in New York, London, and Tokyo. The Fixed Income and Currency Team employs a broad analysis of the macro-economic environment, credit risk factors, and quantitative relationships and plays a vital role in aspects of portfolio construction and strategy.
     In addition to internal research, the Investment Adviser may utilize external sources in its analysis and seek information from external consultants and sell-side economists and strategists. The Investment Adviser’s EMD team may draw on the resources of Goldman Sachs (e.g., GSAM Emerging Market Foreign Exchange, Emerging Market Equity and Quantitative Strategy) in the country and security selection process. The Investment Adviser’s research analysts also travel to Emerging Countries to seek additional insight on the macroeconomic and political developments. The Investment Adviser’s research analysts also obtain research publications from broker-dealers, supranational organizations (IMF), and academic sources.
     Portfolio managers and research analysts have access to external research (e.g., internet website, publications). In addition, market information is disseminated through electronic communications as well as regularly scheduled meetings. The members of the Emerging Market Debt investment team sit on the trading desk to facilitate efficient and timely flow of market information.
     Based on macroeconomic and political considerations, the Investment Adviser will have a negative, neutral, or positive recommendation on various Emerging Countries. In addition to these recommendations, the Investment Adviser considers which are the most attractive securities within those countries.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
U. S. Government Securities
     Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).
     Treasury Inflation-Protected Securities. Certain Funds may invest in U.S. Government securities, called “Treasury inflation-protected securities” or “TIPS,” which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
     The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
     Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

     If a Fund invests in Treasury-inflation protected securities (“TIPS”), it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
     Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or TIPS may require a Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.
Custodial Receipts and Trust Certificates
     Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.
     Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Mortgage Loans and Mortgage-Backed Securities
     The Taxable Funds (other than the Enhanced Income Fund and Emerging Markets Debt Fund) may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans (“Mortgage-Backed Securities”).
     Mortgage-Backed Securities (including collateralized mortgage obligations, REMICs and stripped mortgage-backed securities described below) are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than with traditional fixed-income securities.
     General Characteristics. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.
     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgaged-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed Securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
     Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is, however, the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid. Due to these factors, mortgage-backed securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Funds’ investments are interest-rate sensitive, each Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.
     The rate of interest on mortgage-backed securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association (“Ginnie Mae”), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities and this delay reduces the effective yield to the holder of such securities.
     The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage-backed securities in which the Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Funds.
     Adjustable Rate Mortgage Loans (“ARMs”). The Taxable Funds (other than the Enhanced Income and Emerging Markets Debt Fund) may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.
     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.

     ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund that holds ARMs and, therefore, in the net asset value of its shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
     Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
     Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds (other than the Enhanced Income Fund and Emerging Markets Debt Fund) may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.
     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds (other than the Enhanced Income Fund and Emerging Markets Debt Fund) are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the Funds’ liquidity and value.
     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Guaranteed Mortgage Pass-Through Securities
     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.
     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.
     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.
     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Mortgage Pass-Through Securities. To the extent consistent with their investment policies, the Taxable Funds (other than the Enhanced Income Fund and Emerging Markets Debt Fund) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Each Taxable Fund (other than the Enhanced Income Fund and Emerging Markets Debt Fund) may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with a Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.
     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or

REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
     Stripped Mortgage-Backed Securities. The Taxable Funds (other than the Enhanced Income Fund and Emerging Markets Debt Fund) may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or, to the extent consistent with a Fund’s investment policies, non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
Privately Issued Mortgage-Backed Securities
     Ultra-Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, and High Yield Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.
     Credit Enhancement. Mortgage pools credited by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments. Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.
     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
Asset-Backed Securities
     Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
     Each Fund may invest in asset-backed securities. The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.
Loan Participations
     The Investment Grade Credit Fund, High Yield Fund, and Emerging Markets Debt Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.
     Participation interests acquired by the Investment Grade Credit Fund, High Yield Fund, or Emerging Markets Debt Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Investment Grade Credit Fund, High Yield Fund, or Emerging Markets Debt Fund acts as co-lender in connection with a participation interest or when the Investment Grade Credit Fund, High Yield Fund, or Emerging Markets Debt Fund acquires certain participation interests, the Investment Grade Credit Fund, High Yield Fund, or Emerging Markets Debt Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Investment Grade Credit Fund, High Yield Fund, or Emerging Markets Debt Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Investment Grade Credit Fund, High Yield Fund, or Emerging Markets Debt Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Investment Grade Credit Fund, High Yield Fund, or Emerging Markets Debt Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Investment Grade Credit Fund, High Yield Fund, or Emerging Markets Debt Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Investment Grade Credit Fund, High Yield Fund, or Emerging Markets Debt Fund will normally be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Investment Grade Credit Fund, High Yield Fund, or Emerging Markets Debt Fund do not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.
Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
     Each Fund may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable. See “Taxation.”
Variable and Floating Rate Securities
     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.
     Each Fund (other than the Enhanced Income Fund and Emerging Markets Debt Fund) may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund’s limitation on illiquid investments.
Preferred Stock, Warrants and Rights
     The Enhanced Income, Core Fixed Income, Investment Grade Credit, High Yield, and Emerging Markets Debt Funds may invest in preferred stock and the High Yield and Emerging Markets Debt Funds may invest in warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
     Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Corporate Debt Obligations
     Enhanced Income, Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield Municipal, High Yield and Emerging Markets Debt Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Funds’ Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Commercial Paper and Other Short-Term Corporate Obligations
     Enhanced Income, Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield Municipal, High Yield and Emerging Markets Debt Funds may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
Trust Preferreds
     Enhanced Income, Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield Municipal, High Yield and Emerging Markets Debt Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.
High Yield Securities
     High Yield Municipal, High Yield and Emerging Markets Debt Funds may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).
     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.
     The market values of high yield, fixed-income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the High Yield Municipal, High Yield and Emerging Markets Debt Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.
     Another factor which causes fluctuations in the prices of high yield, fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Municipal Fund’s, the High Yield Fund’s and the Emerging Markets Debt Fund’s net asset value.
     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Municipal, High Yield and Emerging Markets Debt Funds in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Municipal, High Yield and Emerging Markets Debt Funds of their initial investment and any anticipated income or appreciation is uncertain. In addition, the High Yield Municipal, High Yield and Emerging Markets Debt Funds may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The High Yield Municipal, High Yield and Emerging Markets Debt Funds may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Funds in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Municipal, High Yield and Emerging Markets Debt Funds have not received any cash payments of such interest.
     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the High Yield Municipal, High Yield and Emerging Markets Debt Funds to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the net asset value of the High Yield Municipal, High Yield and Emerging Markets Debt Funds. A less liquid secondary market also may make it more difficult for the High Yield Municipal, High Yield and Emerging Markets Debt Funds to obtain precise valuations of the high yield securities in their portfolios.

     The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the High Yield Municipal, High Yield and Emerging Markets Debt Funds may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Municipal, High Yield and Emerging Markets Debt Funds experience net redemptions of their shares, they may be forced to sell their higher-rated securities, resulting in a decline in the overall credit quality of the portfolios of the High Yield Municipal, High Yield and Emerging Markets Debt Funds and increasing the exposure of the High Yield Municipal, High Yield and Emerging Markets Debt Funds to the risks of high yield securities.
     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current trend of earnings. The Investment Adviser continually monitors the investments in the portfolios of the High Yield Municipal, High Yield and Emerging Markets Debt Funds and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.
     Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what effects such a recession might have on such securities. A widespread economic downturn could result in increased defaults and losses.
Investing in Central and South American Countries
     A significant portion of the Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
     In the past, many Central and South American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. High inflation rates have also led to high interest rates. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Central and South American countries. Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such securities.
     In addition, substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
     The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.
     International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.
     Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive towards Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.
Bank Obligations
     Enhanced Income, Ultra-Short Duration Government, Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may each invest in obligations issued or guaranteed by U.S. and, except with respect to U.S. Mortgages Fund, foreign banks. (Government Income Fund may only invest in U.S. dollar denominated securities.) Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.
     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.
Municipal Securities
     Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, High Yield Municipal and High Yield Funds may invest in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). Under normal circumstances, the California Municipal and New York Municipal Funds, intend to invest primarily in Municipal Securities, the interest on which is exempt from regular federal income tax, the federal alternative minimum tax, California State personal income tax (in the case of the California Municipal Fund) and New York State and New York City personal income taxes (in the case of the New York Municipal Fund). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes and, as applicable, from California State or New York State and New York City personal income taxes. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, High Yield Municipal and High Yield Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund’s investment objective and policies. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, Core Fixed Income, High Yield Municipal, High Yield, U.S. Mortgages and Investment Grade Credit Funds may also invest in taxable Municipal Securities.
     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.
     Dividends paid by the Funds, other than the Tax Exempt Funds, that are derived from interest paid on both tax exempt and taxable Municipal Securities will be taxable to the Funds’ shareholders.
     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.
     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
     The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.
     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.
     For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.
     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.
     The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.
     While the Municipal Income Fund, California Municipal Fund, New York Municipal Fund, High Yield Municipal Fund and Short Duration Tax-Free Fund, under normal circumstances, invest substantially all of their assets in Municipal Securities, the recognition of certain accrued market discount income (if the Funds acquire Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Funds.
     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax Exempt Funds and the Funds’ liquidity and value. In such an event the Board of Trustees would reevaluate the Funds’ investment objectives and policies.
     Municipal Leases, Certificates of Participation and Other Participation Interests. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, High Yield Municipal and High Yield Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.
     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.
     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds’ limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the security; (ii)

the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.
     Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, Core Fixed Income, High Yield Municipal, High Yield, U.S. Mortgages and Investment Grade Credit Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.
     Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.
     Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
     Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are often purchased at a price which represents a premium over their face value.
     Private Activity Bonds. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, High Yield Municipal and High Yield Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a Taxable Fund’s distributions of any tax exempt interest it receives from any source will be taxable for regular federal income tax purposes.
     Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.
     Auction Rate Securities. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, High Yield Municipal and High Yield Funds may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities’ duration.
     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).
     A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.
     Insurance. Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, High Yield Municipal and High Yield Funds may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.
     Ultra-Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, California Municipal, New York Municipal, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, High Yield Municipal and High Yield Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.
     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.
     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Investment Adviser to be of comparable quality. The Municipal Securities invested in by High Yield Municipal Fund and High Yield Fund will not be subject to this requirement.
     Standby Commitments. In order to enhance the liquidity of Municipal Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.
     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund’s quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.
     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund’s net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.
     The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax exempt interest earned with respect to such Municipal Securities will be tax exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.
     Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.
     Tobacco Settlement Revenue Bonds. The Short Duration Tax-Free Fund, Municipal Income Fund, California Municipal Fund, New York Municipal Fund and High Yield Municipal Fund may each invest a portion of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.
     The actual amount of future settlement payments, is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.
Foreign Investments
     Enhanced Income, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may invest in securities of foreign issuers and Core Fixed Income, Investment Grade Credit, Global Income, High Yield and Emerging Markets Debt Funds may invest in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investment in foreign securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Investments in the securities of foreign issuers often involve currencies of foreign countries and Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Fund also may be subject to currency exposure independent of its securities positions.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Enhanced Income Fund, Investment Grade Credit Fund, Core Fixed Income Fund, Global Income Fund, High Yield Fund, or Emerging Markets Debt Fund is uninvested and no return is earned on such assets. The inability of Enhanced Income Fund, Core Fixed Income Fund, Investment Grade Credit Fund, Global Fund Income Fund, High Yield Fund, or Emerging Markets Debt Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Enhanced Income Fund, Investment Grade Credit Fund, Core Fixed Income Fund, Global Income Fund, High Yield Fund, or Emerging Markets Debt Fund due to subsequent declines in value of the portfolio securities, or, if Enhanced Income Fund, Core Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, or Emerging Markets Debt Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect Enhanced Income, Core Fixed Income, Investment Grade Credit, High Yield, Global Income, or Emerging Markets Debt Funds’ investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.
Investing in Emerging Countries
     Market Characteristics. Of the Core Fixed Income, Investment Grade Credit, Global Income, and High Yield Funds’ investments in foreign securities, 10%, 10%, 10% and 25% of their respective total assets may be invested in emerging countries. The Emerging Markets Debt Fund is not limited in the amount of its assets that may be invested in emerging countries. Investment in debt securities of emerging country issuers involve special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors.

The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for a Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.
     A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
     Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser.
     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
     With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations.
     Economic, Political and Social Factors. Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Fund’s investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection and conflict; and (vi) the absence of developed legal structures governing foreign private property. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.
     Restrictions on Investment and Repatriation. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.
     Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.
     Emerging country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.
     The ability of emerging country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
     To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
     Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.
     As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.
     Brady Bonds. Certain foreign debt obligations commonly referred to as “Brady Bonds” are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
     Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.
     Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

     Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.
     The Investment Grade Credit Fund and Emerging Markets Debt Fund are permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Emerging Markets Debt Fund’s and Investment Grade Credit Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Funds’ assets that may be used for borrowing.
     Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Investment Grade Credit Fund’s and Emerging Markets Debt Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.
     Forward Foreign Currency Exchange Contracts. Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
     At the maturity of a forward contract, Core Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, or Emerging Markets Debt Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.
     Core Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, or Emerging Markets Debt Fund may enter into forward foreign currency exchange contracts for hedging purposes in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, a Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.
     Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Investment Adviser determines that there is a pattern of correlation between the two currencies. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     Unless otherwise covered, cash or liquid assets will be segregated in an amount equal to the value of the Fund’s assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market. If the value of the segregated assets declines, additional liquid assets will be segregated so that the value will equal the amount of the Fund’s commitments with respect to such contracts. Global Income, Core Fixed Income, Investment Grade Credit, High Yield, and Emerging Markets Debt Funds will not enter into a forward contract with a term of greater than one year.
     While Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
     Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a

Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars
     Each Fund may enter into interest rate, credit and total return swaps. Each Fund may also enter into interest rate caps, floors and collars. In addition, Ultra-Short Duration Government, Short Duration Government, Government Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income and High Yield Funds may enter into mortgage swaps; and Core Fixed Income, Investment Grade Credit, High Yield, Global Income and Emerging Markets Debt Funds may enter into currency swaps. Each Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.
     Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.
     Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.
     A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
     A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.
     To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Funds and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     The Funds will not enter into any interest rate, total return, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims–paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser.
     The use of interest rate, mortgage, credit, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.
     In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.
Options on Securities and Securities Indices
     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. A Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. In the case of the Core Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, or Emerging Markets Debt Fund segregated cash or liquid assets may be quoted or denominated in any currency.
     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
     Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Funds may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.
     The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
     A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.
     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     Writing and Purchasing Currency Call and Put Options. Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, Core Fixed Income, Global Income and High Yield Funds may purchase call options on currency to seek to increase total return.
     A call option written by Core Fixed Income, Investment Grade Credit, Global Income, High Yield, or Emerging Markets Debt Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.
     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.
     Core Fixed Income, Investment Grade Credit, Global Income, High Yield and Emerging Markets Debt Funds may purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.
     In addition to using options for the hedging purposes described above, Core Fixed Income, Investment Grade Credit, Global Income, High Yield and Emerging Markets Debt Funds may use options on currency to seek to increase total return. Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
     Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds for the purpose of benefiting from a decline in the value of currencies which they do not own. Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds would realize either no gain or a loss on the purchase of the put option.
     Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
     A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
     Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.
     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.
     Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the Funds’ Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Futures Contracts and Options on Futures Contracts
     Each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of the Global Income, Core Fixed Income, Investment Grade Credit, High Yield and Emerging Markets Debt Funds and any other financial instruments and indices. Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit.
     A Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.
     Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.
     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, these Funds may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. As another example, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging Strategies. When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. Similarly, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
     Other Considerations. The Funds will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.
     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and may require the Funds to segregate cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.
     Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on specific fixed-income securities or specific currencies are not available. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.
Combined Transactions
     A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Mortgage Dollar Rolls
     The Taxable Funds (other than Enhanced Income Fund, High Yield Fund and Emerging Markets Debt Fund) may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.
     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.
     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.
Convertible Securities
     The Enhanced Income, Short Duration Tax-Free, Municipal Income, California Municipal, New York Municipal, Core Fixed Income, Investment Grade Credit, High Yield Municipal, High Yield and Emerging Markets Debt Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.
     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that a Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.
Lending of Portfolio Securities
     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral).
     The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Funds. For these services the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions. The lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities and which pay the Investment Adviser or its affiliates for these services. The Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Funds’ securities lending program, subject to certain conditions.
Restricted and Illiquid Securities
     Each Fund may purchase securities that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (“1933 Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain SMBS, certain municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities unless, based upon a review of the trading markets for the specific Restricted Securities, such Restricted Securities are determined to be liquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the function of determining and monitoring the liquidity of the Funds’ portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.
     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.
When-Issued and Forward Commitment Securities
     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions. For purposes of determining each Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Other Investment Companies
     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds such as iSharessm, as defined below), but may neither invest more than 5% of its total assets in the securities of any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees and other expenses paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to the Investment Adviser or its affiliates. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
     Core Fixed Income Fund, Investment Grade Credit, Global Income Fund, High Yield, and Emerging Markets Debt Funds may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield and Emerging Markets Debt Funds may invest in iSharessm and similar securities. iSharessm are shares of an investment company that invests substantially all of its assets in securities included in various securities indices including, except with respect to U.S. Mortgages Fund, foreign securities indices. iSharessm are listed on a stock exchange and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of iSharessm on a stock exchange. To date, iSharessm have traded at relatively modest discounts and premiums to the NAVs. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of a stock exchange necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.
Repurchase Agreements
     Each Fund may enter into repurchase agreements with banks, brokers, and dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. With respect to Enhanced Income Fund, Core Fixed Income Fund, Global Income Fund, High Yield and Emerging Markets Debt Funds, these repurchase agreements may involve foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     The Funds, together with other registered investment companies having management agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Reverse Repurchase Agreements
     Each Fund (other than the Enhanced Income Fund) may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. In the case of the Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds, these reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares.
     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
Taxable Investments
     The Tax Exempt Funds may invest in the taxable money market instruments described in the foregoing sections. When a Fund’s assets are invested in such instruments, a Fund may not be achieving its investment objective of providing income except from federal and/or applicable state or local taxes.

Special Risk Considerations Relating to California Municipal Obligations
     The financial condition of the State of California (“California” or the “State”), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the California Municipal Fund, or result in the default of existing obligations, including obligations which may be held by the California Municipal Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Additional Statement. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.
     Overview
     Following several years of very strong growth in the late 1990s, which produced large State revenue surpluses, the State’s financial condition started to worsen since the start of 2001, with the combination of a mild Statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels after mid-2000. Over several years, revenues proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. This resulted in an accumulated budget deficit by June 30, 2003 estimated at over $10 billion, and caused a severe cash shortage.
     In October, 2003, a successful recall election resulted in the replacement of the prior Governor with new Governor Arnold Schwarzenegger. On March 2, 2004, voters approved two companion ballot propositions which had been sponsored by the Governor. Proposition 57 authorized issuance of $15 billion of “economic recovery bonds” to fund previous budget deficits. About $11 billion of these bonds were issued in the spring of 2004 to fund the accumulated budget deficits and provide about $2 billion for the 2004-05 fiscal year budget. Proposition 58 implemented changes in state budget procedures designed to mandate adoption of balanced budgets in the future, to grant greater mid-year budget adjustment powers, to require creation of a budget reserve, and to prohibit future long-term borrowing to finance budget deficits. See “Recent Financial Results – Balanced Budget Amendment” below.
     The final 2004-05 and 2005-06 fiscal year budgets continued the pattern of recent years, with a combination of expenditure reductions, one-time funding mechanisms and borrowing from both external markets, other State funds and local governments. Although revenue results in the last two fiscal years have exceeded projections, budgets have been balanced using borrowing and other one-time techniques. The Administration estimates the State continues to have an underlying “structural deficit” between ongoing revenue sources and ongoing program requirements, including repayment of previous budgetary borrowings. The Administration has estimated, in the Governor’s Budget for 2006-07, released January 10, 2006, that continuing strong revenue results, mirroring a growing economy in the State, will give the State an ending budgetary surplus at June 30, 2006 of about $6.5 billion. While this surplus will be sufficient to allow the 2006-07 budget to be in balance, future budgets will show a recurrence of the structural deficit unless more permanent actions are taken.
     The State faced serious cash flow difficulties in the period 2002-2004 as a result of ongoing budget deficits and severely reduced revenues. It resorted to a series of external borrowings starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. The State issued $14 billion of cash flow notes to fund its requirements in the 2003-04 fiscal year, maturing in June, 2004. Repayment of this borrowing was accomplished with a combination of ongoing revenues and proceeds from the issuance of the economic recovery bonds approved at the March 2004 election. The State’s cash flow borrowing was reduced to $6 billion in 2004-05 and $3 billion in 2005-06, and has been limited to covering normal cash management requirements during the fiscal year. Although about $3.75 billion of economic recovery bond capacity remains, the State budget still contains a large structural deficit. Unless this structural deficit can be addressed on a long-term basis, the State may continue to require access to external capital markets to meet its cash requirements.
     The expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. As part of the 2004-05 State budget, the Governor reached an agreement to borrow $1.3 billion for each of two years, to be repaid after the 2005-06 fiscal year, from cities, counties, redevelopment agencies and other districts, in return for a constitutional amendment which would severely restrict such borrowings in the future. Several years of budget borrowing from transportation funds have left many State and local transportation construction projects without adequate funds.
     Economic Factors
     California’s economy is the largest among the 50 states and one of the largest 5 or 6 in the world. The State’s population of about 37 million (July 1, 2005 estimate) represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990’s due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5 percent annually since 1997. The bulk of population growth in the State is due to births and foreign immigration.
     Total personal income in the State, at an estimated $1,338 billion in 2005, accounts for about 13% of all personal income in the nation. Total civilian employment was over 16.8 million in 2005, the majority of which is in the service, trade and manufacturing sectors.
     California began a period of strong economic growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed between 2001 and 2003 reflecting weakness in overseas economies (particularly in Asia). Job losses were concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State.
     Statewide, modest job growth resumed in the second half of 2003 and has continued through 2005. Nonfarm payroll employment in 2005 was about 1.5 percent higher than in 2004. The unemployment rate in 2005, averaging 5.4 percent, was the lowest in four years, and almost one percent lower than 2004. Most significantly, in 2005 economic growth in San Francisco Bay Area was at almost the same level as in Southern California. Personal income also showed strong growth, with a 6.0 percent gain in 2005 as compared to the year earlier. Residential construction and existing home sales remained strong in 2004 and the first three quarters of 2005, in part due to low interest rates, but home sales slowed somewhat as the year progressed. After several weak years, nonresidential construction grew more strongly in 2004 and 2005. Exports through California ports reversed their declines of several years and showed year-over-year increases in 2003, 2004 and 2005. In January, 2006, the State Department of

Finance projected continued growth in the economy in 2006 but at a more moderate rate than before. California’s economic growth will remain tied to the overall national economy.
     Constitutional Limitations on Taxes, Other Charges and Appropriations
Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.
     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992. Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”
Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.
     Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.
     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.
     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues. The interpretation and application of

Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.
Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.
     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.
     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.
     “Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980’s when State appropriations were above the limit. The State Department of Finance estimates the State was about $7.6 billion below the limit in 2004-05, and will be about $11.3 billion below its limit in 2005-06.
     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.
     Obligations of the State of California
     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of November 1, 2005, the State had outstanding approximately $34.5 billion of long-term general obligation bonds and $7.8 billion of lease-purchase debt supported by the State General Fund. The State also had about $12.4 billion of general obligation bonds which were supported by other revenues, including economic recovery bonds payable from a special sales tax. As of November 1, 2005 the State had about $30.0 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $3.2 billion of authorized and unissued lease-purchase debt. In the 2004-05 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.85% of General Fund revenues. See also “Bond Ratings” below.
     Obligations of State Agencies
     A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State’s General Fund and carry different ratings than the State’s general obligation bonds. The State’s Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $13 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has issued over $7 billion of bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds is backed by the State’s faith and credit or taxing power.
     Recent Financial Results
     The principal sources of General Fund tax revenues in 2004-05 were the California personal income tax (52 percent of total tax revenues), the sales and use tax (31 percent), and the corporation tax (11 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources were extraordinarily strong in the late 1990’s and 2000, they are particularly volatile. The Department of Finance has projected that this source of revenue dropped from $17.6 billion, or 25% of all General Fund revenues in 1999-2000 to $5.2 billion, or 7% in 2001-02; this represents the bulk of the total General Fund revenue shortfall in this period. This source was projected to increase to about 12% of General Fund revenues in 2004-05 and about 13% in 2005-06.
     The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.
     Throughout the 1980’s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).
     The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses several years ago. The State’s annual contributions to the Public Employee’s Retirement System have increased from $157 million in the 2000-01 fiscal year to $2.4 billion in the 2005-06 fiscal year. The State will pay about $895 million in the 2005-06 fiscal year for “pay as you go” funding for health benefits for retired State employees. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability; the State has not computed this liability to date. Once an actuarial estimate is made, the State’s credit ratings may be affected if the State does not reduce or manage the unfunded liability.

Balanced Budget Amendment
     On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State’s sales tax, which will eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.
     The Balanced Budget Amendment will require the Legislature, starting in the 2004-05 fiscal year, to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.
     The Amendment also creates a special reserve called the Budget Stabilization Account in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues would be transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. (The initial transfer of about $920 million in September 2006 is included in the Governor’s proposed budget for 2006-07.) The transfers would continue until the Budget Stabilization Account reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the Account may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the Budget Stabilization Account deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57.
     A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.
State-local Fiscal Relations
     In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local governments’ property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State’s options for dealing with budget shortfalls in the future.

Recent Budgets Prior to 2004-05
     The economy, and especially the stock markets, grew strongly during the second half of the 1990’s, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State’s budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.
     The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98, an initiative measure adopted in 1988 which guarantees a minimum percentage of General Fund revenues for K-14 schools. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to over $7,000 per pupil in the 2005-06 fiscal year. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.
     An important element of Budget Acts during the years of large capital gains receipts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the “VLF”). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.
     The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money in 2003 to make the “offset” to cities and counties. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments. A subsequent Constitutional Amendment has replaced the offset with a larger share of local property taxes for cities and counties.
     The severe downturn in General Fund revenues in the years after 2000 made adoption of State budgets very difficult. Expenditures were much greater than revenues, resulting in several successive years of budget deficits, which reached almost $10 billion by June 30, 2003. Budgets were enacted using a combination of spending reductions, borrowing from special funds, one-time accounting and other actions, borrowing from local governments, funding shifts and deferrals, and external borrowing. In March, 2004, voters approved issuance of up to $15 billion of “economic recovery bonds” which were designed to repay the accumulated budget deficits over time, using a special, dedicated one-quarter cut state sales tax. About $11.3 billion of these bonds were issued in the Spring of 2004. About $9.3 billion was allocated to eliminate the accumulated, prior budget deficit, and $2.0 billion was allocated to help balance the 2004-05 Budget. No further economic recovery bonds have been issued, nor are any proposed for the 2005-06 or 2006-07 fiscal years, but the authorization remains for issuance of the balance of these bonds.

Fiscal Year 2004-05 Budget
Governor’s Budget Proposals. The Proposed 2004-05 Governor’s Budget (the “2005 Governor’s Budget”) released on January 9, 2004 by the new Schwarzenegger Administration, reported that, in the absence of corrective action to change existing policies, operating deficits of about $14 billion would be incurred for the 2004-05 fiscal year. The original 2003-04 Budget Act estimated a budget reserve (SFEU) at June 30, 2004 of about $2 billion. The 2004 Governor’s Budget revised this estimate to about $290 million, assuming enactment of certain mid-year budget adjustment proposals (which were not adopted).
2004-05 Budget Act. Following lengthy negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted on July 29, 2004. The Budget Act projected General Fund revenues and transfers of $77.3 billion (including application of $2 billion of economic recovery bond proceeds). Expenditures were estimated at $80.7 billion (the gap being made up from carryover resources from the prior year) and the year-end reserve at June 30, 2005 was estimated at $768 million. In October, 2004, the State issued $6 billion of revenue anticipation notes, due June 30, 2005, to cover normal cash flow needs during the fiscal year. The major features of the 2004 Budget Act were the following:
     1. Suspension of Proposition 98. — The minimum Proposition 98 funding guarantee for public schools was suspended, to save about $2 billion. This still provided an increase in funding for public schools to cover enrollment growth and inflation. (When final revenue results for 2004-05 were counted, well above the estimates made when the budget was adopted, the waiver of the minimum funding guarantee resulted in a saving of almost $4 billion.)
     2. Spending Reductions — Cuts were made in General Fund support for higher education, to be offset by fee increases. After 2004-05, the Governor promised to allow a uniform fee increase policy, and to start to restore funding to State universities. As a result of budget cuts, State higher education units had to limit admissions for the first time in many years. Limited reductions were made in health and welfare costs, saving about $1 billion. The Governor proposed a wide range of reductions in health and social services programs which will largely take effect in future years.
     3. External Borrowing/Pension Costs — The budget included a reduction in pension costs for new employees for the first two years of employment. The Governor also proposed a $929 million pension obligation bond issuance assuming timely and successful appeal of a lawsuit which blocked an earlier pension obligation bond issue. This proposal was not implemented before June 30, 2005, because of continuing litigation.
     4. Other Borrowing — The budget reduced General Fund payments to schools by transferring an additional $1.3 billion of city and county property taxes to school districts. This was incorporated into Proposition 1A, and was repeated in 2005-06. The budget also saved $1.1 billion by suspending planned General Fund transfer of gasoline tax moneys for the Transportation Investment Fund enacted several years earlier in better fiscal times. The budget included a proposal to use moneys from new tribal gaming compacts with five tribes to obtain about $300 million of new General Fund revenue (a figure later reduced to $16 million) and to sell about $1 billion of bonds secured by future tribal payments to repay the loans from the Transportation Investment Fund to accelerate construction of transportation projects. This bond transaction did not occur pending the outcome of certain litigation.
     In the May Revision of the 2005-06 Proposed Governor’s Budget, released on May 13, 2005 (“2006 May Revision”), the State Department of Finance estimated that the 2004-05 fiscal year would end with a larger budget reserve than was projected when the 2004 Budget Act was passed. This was due to a combination of higher than expected revenues resulting from a stronger economy, and better than expected results from a tax amnesty program. Both revenues and expenditures for 2004-05 were projected to increase from initial estimates, to $79.5 billion and $82.0 billion, respectively.
Fiscal Year 2005-06 Budget
     The initial 2006 Governor’s Budget, released January 10, 2005, projected that revenues for the 2005-06 fiscal year would increase from the prior year by about $5.2 billion, as a result of the improving economy. However, under current programs and laws, the Governor stated that expenditures would increase by $10 billion. To close an estimated $9 billion budget gap, the Governor proposed a number of budget solutions, without tax increases, to be coupled with fundamental reforms which would have to approved by the voters. In the 2006 May Revision, the Administration estimated that improved revenues from stronger economic conditions had reduced the budget gap to about $4 billion. This permitted the Administration to revise its projected budget solutions.
     The 2005 Budget Act was signed by the Governor on July 11, 2005. General Fund revenues and transfers are projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The 2005 Budget Act contains General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 is funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve will be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.
     The 2005 Budget Act also includes Special Fund expenditures of $23.3 billion and Bond Fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the its short-term cash flow needs for fiscal year 2005-06, the smallest cash flow borrowing in five years.
     The 2005 Budget Act was substantially similar to the Governor’s May Revision proposals. It contained the following major components:
     1. Proposition 98—General Fund expenditures increased by $2.582 billion, or 7.6 percent, to $36.6 billion. The Budget Act fully funded enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 was projected to be $7,402, compared to $7,023 in the previous year. The Budget reflected savings of $3.8 billion resulting from the waiver of the minimum funding guarantee in 2004-05, which will be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.
     2. Higher Education—The 2005 Budget Act provided for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5 percent) compared to 2004-05. The Budget Act assumed fee increases for undergraduate and graduate students.
     3. Health and Human Services—The 2005 Budget Act increased General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. The Budget reflected the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The Budget further assumed the January 2006 and January 2007 COLAs for SSI/SSP recipients will be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The Budget also included federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

     4. Vehicle License Fee Gap Loan Repayment—The 2005 Budget Act fully repaid the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The state was not required to repay the gap loan until August of 2006. This payment was made in August, 2005.
     5. Transportation Funding—The Proposition 42 provision for sales taxes on gasoline to be used for transportation projects was fully funded at an estimated $1.3 billion. (The original budget proposal called for the suspension of this transfer to boost General Fund revenues.) The Budget Act includes a proposal, originally included in the 2004-05 budget, to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts.
     6. Financial Instruments—The Governor’s original plan to sell $1.7 billion of additional deficit financing bonds was deleted from the budget following higher revenue estimates in the May Revision of the Governor’s Budget. The 2005 Budget Act assumed the state’s issuance of pension obligation bonds to fund approximately $525 million of the state’s 2005-06 retirement obligation to the California Public Employees’ Retirement System. However, because of an adverse trial court decision in a lawsuit challenging the validity of these bonds, and the time which would be required for an appeal, these bonds will not be issued before June 30, 2006, and other funds will be required make the pension fund payment. The Budget further reflected the receipt of $525 million in August, 2005 from the refinancing of tobacco securitization bonds. The original 2005-06 Governor’s Budget had included a proposal to issue $464 million of judgment bonds to finance the pending settlement of the Paterno lawsuit, but subsequent developments led to the removal of this proposal from the budget. The State settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provides for the State to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment, as well as $36 million to fully discharge the other two stipulated judgments, is included in the 2005 Budget Act.
     7. Taxes — The Budget Act contains no new taxes.
2006-07 Governor’s Proposed Budget
     The 2006-07 Governor’s Budget, released on January 10, 2006, estimates that the operating deficit for 2006-07 will be $6.3 billion. About $1.6 billion of this gap, however, is based on prepayments and scheduled payments from the General Fund to other funds and sources, which were used to balance earlier budgets, leaving what the Administration termed as an “effective operating deficit” of about $4.7 billion.
     The 2006-07 Governor’s Budget projects to end fiscal year 2006-07 with a $613 million total reserve, including $460 million in the newly created Budget Stabilization Account. General Fund revenues and transfers for fiscal year 2006-07 are projected at $91.5 billion, an increase of $3.9 billion compared with revised estimates for fiscal year 2005-06. The 2006-07 Governor’s Budget, among other assumptions, reflects an increase in major revenues of $4.8 billion, or 5.7 percent, due to continued economic growth.
     General Fund expenditures for fiscal year 2006-07 are projected at $97.9 billion, an increase of $7.6 billion, or 8.4%, compared with revised estimates for 2005-06. The Budget would be balanced by using the estimated 2005-06 ending fund balance of $7.0 billion.

     The 2006-07 Governor’s Budget has the following major components:
1. Proposition 98—General Fund expenditures are proposed at $40.5 billion, which is an increase of $4.1 billion, or 11.4 percent, compared to the revised 2005-06 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $54.3 billion, which is an increase of $4.3 billion, or 8.7 percent. This level of funding also reflects $1.7 billion in Proposition 98 spending above the level that otherwise would have been required by the Proposition 98 guarantee for 2006-07.
2. Higher Education—The 2006-07 Governor’s Budget proposes General Fund expenditures at $11.2 billion, an increase of $1.1 billion, or 10.5 percent. The 2006-07 Governor’s Budget proposes additional funding of $75 million for UC and $54.4 million for CSU so that no student fee increase would be required in 2006-07.
3. Health and Human Services—The 2006-07 Governor’s Budget proposes $28.4 billion General Fund to be spent on Health and Human Services programs, which is an increase of $1.2 billion, or 4.4 percent, from the revised 2005-06 estimate. This net increase includes, among other things, the following major adjustments: (1) Caseload and other workload increases totaling $1.3 billion; (2) CalWORKs (the State welfare program) reductions of $198.9 million to maintain expenditures at the federally required level of state funding; and (3) Savings of $48.1 million in 2006-07 and over $185 million in 2007-08 by continuing to suspend certain cost-of-living adjustments until July 2008.
4. Transportation Funding—The 2006-07 Governor’s Budget includes $1.4 billion to fully fund Proposition 42 in 2006-07 and $920 million for advance payment of a portion of the 2004-05 Proposition 42 loan due in 2007-08 (including interest). Approximately $430 million (including interest) remains to be paid in 2007-08. (Proposition 42 dedicates the sales tax on gasoline to transportation purposes, but allows suspension when budgetary needs arise, which was done for several years, giving rise to a repayment obligation.)
5. Budget Stabilization Account—The 2006-07 Governor’s Budget includes a total of $920 million to be transferred to the Budget Stabilization Account (BSA), pursuant to Proposition 58. Half of this amount, or $460 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.
Strategic Growth Plan
     The Governor proposed a comprehensive Strategic Growth Plan, which is the first installment of a 20-year investment in the state’s infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, this plan lays out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion will be financed with General Obligation (GO) Bonds, and the remainder will come from a mixture of existing and new funding sources. The GO bonds would be put before the citizens of California over a series of elections between 2006 and 2014. The Department of Finance estimates that the increase in debt service costs associated with the Strategic Growth Plan will amount to approximately one percentage point in the state’s debt service ratio (annual cost for debt service as a percentage of General Fund revenues) and will keep the debt service ratio below six percent over the next 20 years. In addition, the Governor is proposing a constitutional amendment to prohibit the state from issuing debt that would exceed the 6 percent debt service ratio.

     As part of the Strategic Growth Plan, the Governor is proposing a constitutional amendment to permanently protect Proposition 42 funds for transportation and eliminate the option for future governors and legislatures to suspend the allocation. In addition, the Governor proposes the following cost-saving reforms: (1) legislation to provide authority to use design-build contracting, where the main contractor performs most design as well as construction services under one contract; (2) legislation authorizing design-sequencing, where some construction can begin while design of other elements is being finished; and (3) expanded authority to fund and deliver projects through a variety of public-private partnerships.
     Legislative Analyst’s Office Report
     On November 16, 2005, the independent Legislative Analyst’s Office (“LAO”) released a report titled “California’s Fiscal Outlook: LAO Projections 2005-06 through 2010-11.” In this report the LAO stated that the State’s budget outlook had improved considerably, but that budget challenges remained in the form of a structural deficit of several billion dollars for upcoming years.
     With respect to the 2005-06 fiscal year, the LAO estimated that General Fund revenues exceeded estimates by $1 billion for 2004-05, and would exceed estimates by $2.8 billion in 2005-06. In contrast, expenditures in 2005-06 were expected to be about $80 million under budget. As a result, the year-end budget reserve at June 30, 2006 was estimated to increase from the original projection of $1.3 billion to a revised estimate of $5.2 billion. Much of this reserve would be needed to balance the 2006-07 budget, for which the LAO predicted a structural deficit of about $4 billion. (These estimates have not been updated since the release of the 2006-07 Governor’s Budget in January, 2006.)
     The report also noted that the 2005-06 budget contained about $2 billion in ongoing budgetary savings, mainly for education under Proposition 98 and social services. In addition, much of the additional revenue generated by the improving economy was used to repay a loan to local governments and to delay issuance of additional deficit financing bonds. Despite these positive developments, the LAO projected that structural deficits would continue in the future, peaking at $4.3 billion in 2007-08, and reducing to $600 million in 2010-11. These estimates assume there will not be a major economic downturn, and also do not take into account making transfers from the General Fund to the Budget Stabilization Account (see “Balanced Budget Amendment” above).
Cash Flow Requirements
     The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes (“RANs”), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants (“RAWs”) which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State’s ongoing revenue shortfalls and budget deficits incurred in the last three fiscal years, along with certain unique factors associated with the State’s energy crisis in 2001, placed severe pressure on the State’s cash resources, and required an unprecedented amount of short-term cash flow borrowing.
     The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for the 2003-04 fiscal year. For the first time, the entire State RAN issue was supported by external bank credit.

     All of the RAWs and RANs due in June 2004 were paid, from a combination of available revenues and proceeds from the sale of economic recovery bonds. For the 2004-05 year, the State issued $6 billion of RANs as part of its normal cash management program, which were paid on June 30, 2005. The State issued $3 billion of RANs for cash management in the 2005-06 fiscal year. The State has about $3.75 billion of economic recovery bond authorization remaining which can assist in cash management. If it is unable to bring its ongoing structural budget deficit into balance, it may again face cash flow problems in the future and may have to rely on access to public capital markets to maintain adequate cash flow to pay its obligations.
     Bond Ratings
     The ratings on California’s long-term general obligation bonds were reduced in the early 1990’s from “AAA” levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California’s general obligation bonds as high as “AA” from Standard & Poor’s, “Aa2” from Moody’s and “AA” from Fitch. Starting in December 2002, as the State’s budget and cash condition worsened, all three rating agencies reduced the ratings of California’s general obligation bonds to the “BBB” level. With improved economic conditions and fiscal results, and issuance of economic recovery bonds to reduce cash flow risks, the State’s ratings have been raised and as of February 1, 2006, were Standard & Poor’s “A,” Fitch “A” and Moody’s “A2.” The economic recovery bonds bear higher ratings, in the “AA-” range, because of the additional pledge of a dedicated stream of sales tax revenues.
     There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.
     Legal Proceedings
     The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.
     Obligations of Other Issuers
Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.
State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 “bailout” aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See “Recent Financial Results—State-local Fiscal Relations” above.
     In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.
     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.
     Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period.
Assessment Bonds. California debt obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.
California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.
     Other Considerations
     The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.
     Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.
     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.
     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.
     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Special Risk Considerations Relating to New York Municipal Obligations
     Some of the significant financial considerations relating to the Goldman Sachs New York Municipal Fund’s investments in New York municipal obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York (“AIS”) as supplemented and contained in official statements relating to issues of New York municipal obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.
     Financial Disclosure for the State of New York
     The State of New York’s most recently completed fiscal year began on April 1, 2004 and ended on March 31, 2005. The most recent published AIS was dated May 4, 2005, and was updated on August 8, 2005, November 2, 2005 and January 26, 2006. The information of the State comes from the Department of Budget (“DOB”). The AIS is available at: www.budget.state.ny.us/investor/ais/ais.html.
     The State’s current fiscal year began on April 1, 2005 and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. Subsequently, on April 12, 2005, the Legislature enacted certain amendments to the 2005-06 Enacted Budget.
     The State accounts for all of its spending and receipts by the fund in which the activity takes place, and the broad category or purpose of that activity. The State’s four major fund types (collectively, “All Funds”) include:
     1) General Fund, which receives most of the State’s tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;
     2) Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;
     3) Capital Project Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and
     4) Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.
     Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The State’s Financial Plan (explained under “State Budget”) is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     The following provides a description of some of the risks the State is continuing to monitor. The risks presented herein are not comprehensive. Accordingly, readers should refer to the AIS for a more complete review of present risks, including the status of school finance litigation, Native American land claims, and other actions affecting the State.
     • Prior to certain Executive Budget recommendations, DOB projected a potential imbalance of $751 million in 2006-07 and gaps in the range of $3 billion to $4 billion in future years. While current-year results are favorable, the State’s structural imbalance persists, although at levels greatly reduced from recent years. Left unchecked, spending would grow by $3.6 billion in 2006-07, driven in part by the State cap on local Medicaid costs and the takeover of the local share of the Family Health Plus (FHP) program, both of which help relieve pressure on local property taxes. Health care inflation, school aid increases, State employee salaries and benefits, and the loss of one-time resources used to balance the 2005-06 budget also contribute to spending growth in 2006-07. Strong revenue growth is expected to more than compensate for the phase-out, effective January 1, 2006, of the temporary personal income tax (a “PIT”) surcharge imposed in the aftermath of September 11th, but is not enough to eliminate the gap.
     • The new Medicare prescription drug program became available to all Medicare beneficiaries on January 1, 2006. The Federal government now requires the states to finance a portion of this program. Each state’s payment will correspond closely to the spending it would have made on prescription drugs through Medicaid for those recipients who are eligible for both Medicaid and Medicare (“dually eligible”). For New York, the Medicare Part D program is particularly complicated because certain drugs now available to dually eligible individuals through Medicaid will not be covered under Part D, and must be fully financed by the State under Medicaid. The State estimates that Part D implementation could cost $72 million in the current year growing to roughly $400 million in 2006-07 and $500 million in 2007-08.
     • The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that would guarantee that all children in New York City have the opportunity to receive a sound basic education (SBE). In August 2004, the State Supreme Court directed a panel of three Special Masters to report and make recommendations on the measures the State had taken to bring its school financing system into constitutional compliance with respect to New York City schools. The Special Masters submitted their report to the Court on November 30, 2004. The report recommended (a) an annual increase of $5.6 billion in education aid to New York City to be phased in over four years and (b) $9.2 billion for school construction and renovation to be phased in over five years. In February 2005, the State Supreme Court adopted the recommendations of the Special Masters, requiring the State to comply with those recommendations within 90 days. The State filed an appeal in April 2005 and the Appellate Court is expected to issue a ruling by June 2006. The 2006-07 Executive Budget proposes a combination of traditional school aid and continued funding for the SBE aid program as part of a comprehensive plan to comply with the Court’s order. Under a plan proposed by the Governor, revenues from video lottery terminals (“VLTs”) will be used for SBE. So far, VLTs have been implemented at five of the State’s racetracks. Four other racetracks have received authorization to operate VLTs, and are in various stages of implementation. Two major facilities located at Yonkers and Aqueduct Raceways are expected to begin operations in October 2006 and October 2007, respectively. These two facilities are expected to produce the majority of the growth of VLT receipts under current law. The 2006-07 Executive Budget recommends $700 million of funding for SBE, growing to $1.5 billion by school year 2008-09. Under the Governor’s plan, New York City would receive approximately 60% of the annual SBE aid.

     • Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families. However, the plaintiffs are challenging the adequacy of the increase and, thus, further Court proceedings are pending.
     • The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs. In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.
     • The Office of the Inspector General (“OIG”) of the Department of Health and Human Services is conducting six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.5 billion in claims submitted between 1990 and 2001. To date the OIG of the Department of Health and Human Services has issued three final audit reports, which cover claims submitted by upstate school districts for speech pathology and transportation services and New York City for speech pathology services. In these reports, OIG recommends that the State refund to the Centers for Medicare and Medicaid Services (“CMS”) $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, and $436 million of the $551 million in claims submitted for New York City speech pathology services. New York State disagrees with the audit findings on several grounds and has requested that these be withdrawn. Federal regulations include an appeals process that could postpone repayment of any disallowances. While CMS has not taken any action with regard to the recommended disallowances by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State pending the completion of the audits. Since the State has continued to reimburse school districts for these costs these Federal deferrals have resulted in higher costs, as reflected in the State’s latest Financial Plan.
     • The State has discontinued intergovernmental transfer payments as of March 31, 2005 pending the approval of a State Plan Amendment. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the New York City Health and Hospital Corporation, the State University of New York (“SUNY”) and the counties. If these payments are not approved in 2005-06 and beyond, the State’s health care financing system could be adversely affected.
     • The State was involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. On June 20, 2005, the Court of Appeals ruled in favor of the State in this litigation. As a result, the State Comptroller has transferred the Empire proceeds received to date ($754 million) that were held in escrow pending resolution of the court to the Health Care Reform Act (“HCRA”) Resources Fund. On September 27, 2005, WellPoint and WellChoice (or Empire or Empire Blue Cross) announced that the two companies had agreed to merge. Under the merger, WellPoint will provide WellChoice stockholders a blend of cash and stock. As a result of this transaction, the New York Public Asset Fund, which owns about 52 million shares of WellChoice stock and is the State’s agent in the transaction, is expected to receive approximately $2 billion in cash in 2005-06, plus about 27 million shares of WellPoint common stock.
     If the transaction closes during the first quarter of calendar 2006, HCRA would receive $2 billion in cash in 2005-06, or approximately $850 million more than originally planned. The expected merger of WellChoice, Inc. and WellPoint, Inc. would eliminate the most significant known risk to the State’s 2005-06 Financial Plan.
     • As a result of Hurricanes Katrina and Rita and the related surge in energy prices, the State is expecting to pay more to supply heat and electricity to its buildings, including the Department of Corrections and Mental Hygiene facilities and the SUNY campus, and to fuel its fleet of cars, including State Police and Transportation vehicles. The Governor has proposed a legislative package to promote greater energy efficiency and to mitigate the impact of higher energy costs. Similarly, the Legislature is evaluating a range of policy options to mitigate the impact of higher energy prices on businesses and households. The potential fiscal impact of these proposals is not reflected in the current Financial Plan.
     State Economy. New York’s economy has been growing since September 2003, a trend DOB expects will continue, albeit more modestly, over the four-year period of the State’s Financial Plan (2005-06 through 2008-09). DOB now estimates underlying revenue growth of 11 percent in the current year (the second year in a row in which revenues have grown at this rate), and still-strong 8 percent growth in 2006-07. For 2006, DOB projects total employment growth of 0.8 percent and private sector growth of 0.9 percent.
     In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Another attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a growing rate of capacity utilization and a tightening labor market, raise the probability that the Federal Reserve will over-tighten. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State’s real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple through the economy, affecting both employment and wages.
     In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.
     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     State Budget. The Executive Budget is the Governor’s constitutionally mandated annual submission to the Legislature which contains his recommended program for the forthcoming fiscal year. It projects disbursements and expenditures needed to carry out the Governor’s recommended programs and receipts and revenues expected to be available for such purpose. The recommendations contained in the Executive Budget serve as the basis for the State Financial Plan which is adjusted after the Legislature acts on the Governor’s submission. Under the State Constitution, the Governor is required each year to propose an Executive Budget that is balanced on a cash basis.
     The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State’s finances by the DOB.
     The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State’s municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers’ acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within 12 years of the date they are purchased. Money impounded by the Comptroller for payment of Tax and Revenue Anticipation Notes may only be invested, subject to the provisions of the State Finance Law, in (i) obligations of the Federal government, (ii) certificates of deposit secured by such obligations, or (iii) obligations of or obligations guaranteed by agencies of the Federal government as to which the payment of principal and interest is guaranteed by the Federal government.
     In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97); $2.3 billion (1997-98); less than $1 billion (in each of the fiscal years 1998-99 through 2000-01); $6.8 billion (2002-03); $2.8 billion (2003-04) and $5 billion (2004-2005). While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $751 million in 2006-07, and $3.2 billion in 2007-08.
     General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.
     The DOB projects a net General Fund surplus estimate of $2.0 billion for the 2005-06 fiscal year. Strong growth in tax collections, particularly in business taxes and the PIT, has led DOB to raise its General Fund receipts forecast for the current year by $1.4 billion. At the same time, projected General Fund disbursements have been revised upward by over $300 million, mainly for Medicaid and transit aid payments now planned for 2005-06 rather than 2006-07. Aside from these transactions, spending trends for the State’s major programs remain generally consistent with previous forecasts.
     DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion. The General Fund ended the 2004-05 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the Tax Stabilization Reserve Fund (“TSRF”) (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund (“CRF”) ($21 million), and the Community Projects Fund (“CPF”) ($325 million).
     All Funds. All Funds receipts for 2004-05 totaled $100.6 billion, a decrease of $546 million from the February Financial Plan projections. The variance was primarily the result of lower-than-expected collections from Federal grants, partially offset by higher-than-expected receipts from miscellaneous receipts and taxes. All Funds disbursements for 2004-05 totaled $100.7 billion, a decrease of $514 million from the February Financial Plan projections. The decline in State Funds spending of $54 million, combined with a decline in Federal Funds spending of $460 million, account for the variance. In addition to the State Funds variance described above, Federal funds for education programs and World Trade Center reimbursement were revised downward.
     Personal Income Taxes. PIT net receipts for 2004-05 reached $27.997 billion, an increase of $352 million (1.5 percent) from 2003-04 due largely to a modestly improved economic environment and the second-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the refund reserve account. Net of refund reserve transactions, All Funds income tax receipts grew 8.8 percent over 2002-03 results.
     General Fund PIT receipts are projected to increase from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the PIT refund reserve account. This amount is offset by a larger deposit to the Revenue Bond Tax Fund (“RBTF”).
* * * *
     Additional information regarding the state budget as well as historical financial results for the 2003-2004, 2002-2003 and 2001-2002 fiscal years are available in the State Annual Information Statement.
     2006-07 Proposed Executive Budget. DOB projects the State would end the 2006-07 fiscal year with a General Fund balance of $3.8 billion (7.6 percent of spending) if the Legislature enacts the Executive Budget recommendations (discussed below) in their entirety. The balance consists of $1.0 billion in undesignated reserves and $2.8 billion in reserves designated to finance existing or planned commitments. The projected closing balance is $528 million above the level estimated for 2005-06.
     The undesignated reserves consist of $945 million in the State’s Rainy Day Reserve, which has a balance that is at the statutory maximum of 2 percent, and $21 million in the Contingency Reserve for litigation risks. The designated reserves include $275 million for potential labor settlements with unions that have not yet reached agreements in the current round of contracts, $236 million in the Community Projects Fund to finance existing legislative and gubernatorial initiatives, $2.0 billion from the 2005-06 surplus that is planned to be used in equal amounts to lower the projected 2007-08 and 2008-09 budget gaps, and $250 million for debt reduction.
     To permanently improve the State’s reserve levels, the Executive again will submit legislation in 2006-07 to increase the maximum size of the State’s Rainy Day Reserve from 2 percent to a minimum of 5 percent of General Fund spending.

     The Executive Budget eliminates the entire potential imbalance in 2006-07 and reduces the budget gap projected for 2007-08 to less than $1.9 billion. The Budget proposals address the structural imbalance by (a) restraining spending in the fastest-growing programs in the State Budget, particularly Medicaid, (b) setting aside the entire $2.0 billion from the expected 2005-06 surplus to help reduce the potential gaps in 2007-08 and 2008-09, and (c) financing $250 million in reserves that will be used in the future to lower State debt. The proposals also include significant new tax reductions and spending initiatives.
     Spending restraint constitutes the vast majority of the gap-closing plan of $2.1 billion, before recommended spending additions, tax policy changes, and new reserves for debt reduction. Proposals to slow Medicaid growth account for over 60 percent of the total savings. Other initiatives to restrain spending include performance incentives for tuition assistance grants, flexibility for the State’s public universities to raise tuition absent sufficient administrative cost-savings, and the imposition of stricter benefit limits for public assistance families that fail to meet work participation requirements. The budget also includes proposals to maximize Federal aid and achieve savings in State agency operations.
     The Budget dedicates more than $227 million in one-time resources (the entire amount of one-time actions proposed), consisting mainly of routine transfers of available cash balances from other funds, to help finance $250 million to reduce debt. Fee increases are minimal. Absent the recommended tax reductions and spending initiatives described below, the gap-closing plan would produce a surplus in 2006-07 and structurally-balanced budgets in 2007-08 and 2008-09 without the use of reserves.
     To help address the combined State and local tax burden, the Executive Budget proposes a tax reduction program valued at over $3.6 billion when it becomes fully effective. The package includes eliminating the “marriage penalty” for personal income taxpayers, increasing the tax relief provided to seniors through the School Tax Relief (STAR) program, a new STAR Plus program, reducing the top PIT rate to 6.75 percent, eliminating the estate and gift tax, authorizing an education tax credit for families with students enrolled in under-performing schools, and establishing an energy tax credit for senior citizens. The Executive Budget also recommends two sales-tax-free weeks on clothing purchases of up to $250, rather than reverting to a full-year $100 exemption as scheduled.
     The Budget recommends increased spending for several programmatic initiatives. These includes cost-of-living increases for mental hygiene service providers, funding to expand crime-fighting programs, incentive-based aid increases for local governments, and increased funding for the Environmental Protection Fund.
     The Executive Budget recommendations hold annual spending growth in the General Fund and All Governmental Funds to below the projected rate of inflation, after excluding the incremental cost of the State Medicaid cap, FHP takeover, and the new STAR Plus program, all of which provide local property tax and mandate relief. Total spending also grows more slowly than projected growth in personal income.
     Aside from where noted, the 2006-07 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.
     Limitations on State Supported Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the

State. However, the Debt Reform Act of 2000 (“Debt Reform Act”) imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. Except as noted in the next sentence, the State Constitution also provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years.
     The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.
     The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.
     Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2004. On October 30, 2004, the State reported that it was in compliance with both debt caps. DOB projects that debt outstanding and debt service costs for 2004-05 and the entire five-year forecast period through 2009-10 will also be within the statutory caps.
     The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt.
     As of March 31, 2005, State-supported debt in the amount of $40.7 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $6.1 billion each. As discussed below, as of March 31, 2005, both the amount of outstanding variable rate instruments resulting in a variable rate exposure and interest rate exchange agreements are less than the authorized totals of 15 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2009-10.
     All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2005, the State had $4.15 billion in total variable rate exposure, including amounts reserved for LIBOR swaps (or about 10.2 percent of total State-supported debt outstanding), and has entered into a total notional amount of $5.97 billion in interest rate exchange agreements (or about 14.7 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.
     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State’s authorities and public benefit corporations (“Authorities”). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State.
     State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the “Capital Plan”) with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The Governor submitted the Capital Plan as part of the Executive Budget on January 17, 2006. State-supported debt levels are projected to increase from $42.6 billion in 2005-06 to $49 billion in 2009-10, or 3.6 percent annually. The vast majority of the increase is for transportation ($2.6 billion excluding the bond act), higher education ($1.9 billion) and General Obligation bonds ($600 million).
     In 2001, legislation was enacted to provide for the issuance by certain State authorities of State PIT Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State PIT Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.
     The legislation provides that 25 percent of PIT receipts (excluding refunds owed to taxpayers and deposits to STAR be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual PIT receipts or $6 billion.
     The State issued its first State PIT Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2005, approximately $4.5 billion of State PIT Revenue Bonds have been issued and outstanding.
     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation (“LGAC”) to restructure the way the State makes certain local aid payments.
     State Credit Ratings. On January 13, 1992, S&P reduced its ratings on the State’s general obligation bonds from A to A- and, in addition, reduced its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State’s general obligation bonds from A- to A and revised its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State’s outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State’s long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State’s long-term general obligations.
     On January 6, 1992, Moody’s reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody’s reconfirmed its A rating on the State’s general obligation long-term indebtedness. On March 20, 1998, Moody’s assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody’s affirmed its A2 rating with a stable outlook to the State’s general obligations. In June 2000, Moody’s revised its outlook on the State’s general obligations from stable to positive. On December 6, 2002, Moody’s changed its outlook on the State’s general obligation bonds from stable to negative but retained its A2 rating. On July 5, 2005, the State’s general obligations were upgraded to A1. On December 21, 2005, Moody’s again upgraded New York’s general obligations to Aa3.
     On June 5, 2003, Fitch Ratings assigned its AA- rating on New York’s long-term general obligations.
     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.
     Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State’s Medicaid policies, including its rates, regulations and procedures; and (3) a challenge to the funding for New York City public schools.
     Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2005-06 Financial Plan. The State believes that the 2005-06 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2005-06 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2005-06 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2005-06 Financial Plan.

     Details regarding outstanding litigation are located in the AIS.
     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.
     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.
     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. As of December 31, 2005, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State-supported or State-related debt.
     New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city’s ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.
     The City regularly produces Official Statements in connection with the issuance of its bonds and notes. Copies of these are required to be filed with and are available from the nationally recognized municipal securities information repositories. Reference is made to such Official Statements for information about the City. The information about the City which is indicated herein is not a summary and is necessarily incomplete.
     New York City Fiscal Budget: The 2006 Executive Budget is $49.7 billion. This is the twenty-sixth consecutive budget which is balanced under generally accepted accounting principles (“GAAP”). For fiscal year 2005 an operating surplus of $3,271 million is projected, which will be used to help balance the 2006 Executive Budget. The Executive Budget and Financial Plan include $3,271 million of discretionary transfers and prepayments in 2005, reflecting discretionary transfers of $1,704 million to the budget stabilization account and $88 million in lease debt service due in fiscal year 2006, subsidy prepayments of $208 million to the Transit Authority, $172 million to the New York City Health and Hospitals Corporation and $152 million to the Library Systems, and a Miscellaneous Budget grant of $947 million to the Transitional Finance Authority in fiscal year 2005, which increases PIT revenue by $947 million in fiscal year 2006. The 2005 forecast provides for a general reserve of $40 million to offset any adverse changes, which may surface during the remainder of the fiscal year or during the audit of the operating results. Savings from State actions of $317 million and requests for Federal assistance of $50 million are assumed in the budget. The 2006 budget provides for a general reserve of $300 million.
     The City of New York’s Financial Plan for 2006 through 2009 (the “Financial Plan”) fiscal years projects that the 2006 fiscal year will end balanced in accordance with GAAP and projects budget gaps of $4.5 billion, $4.5 billion and $3.9 billion in fiscal years 2007 through 2009, respectively, after implementation of a gap-reduction program. The City’s Financial Plans have normally projected significant budget gaps in the later years of such plans.
     In response to the City’s fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (“NYC MAC”) to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (“OSDC”) to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.
     For each of its 1981 through 2004 fiscal years, the City has achieved balanced operating results in accordance with the applicable GAAP after discretionary and other transfers. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. Although the audit of 2005 fiscal year is not yet completed, it is expected that the 2005 fiscal year will be the same.
     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year, the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.
     The City’s general obligations bonds currently are rated “A1” by Moody’s, “A+” by S&P and “A+” by Fitch, Inc. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.
     Currently, the City and certain of its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City’s Financial Plan. The City’s Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the September 11, 2001 World

Trade Center attack) and changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.
     On February 12, 2004, the OSDC issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s. The report cautioned that continued progress toward recurring budget balance will depend upon sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending.
     For June 2005, the OSDC issued a report that expenditures during fiscal years 2006 through 2008 are projected to exceed the June 2004 estimates by $1.7 billion, $2 billion, and $2.5 billion, respectively. Although the impact in fiscal year 2006 should be mostly offset by higher-than-anticipated revenues, the unexpected spending caused the budget gaps to widen by $468 million in fiscal year 2007 and by $1.3 billion in fiscal year 2008.
     New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up any potential future budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.
     The projections set forth in the City’s Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.
     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, actions were taken to increase the City’s capital financing capacity by enabling financings to benefit the City, which do not count against the City’s Constitutional debt limit. These include the creation of the New York City Transitional Finance Authority (“TFA”) in 1997 and the Tobacco Settlement Asset Securitization Corporation in 1999. Such actions, combined with the City’s remaining capacity, have enabled the City to project that it has sufficient financing capacity to complete its current Ten-Year Capital Strategy, which extends through fiscal year 2015.
     The City Comptroller, OSDC, the Control Board and other agencies and public officials from time to time issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. These reports are generally available at websites maintained by the City Comptroller, OSDC, the Control Board and others. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.
     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State’s projections of its receipts and disbursements for the fiscal year.
     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.
     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.
Non-Diversified Status
     Since California Municipal Fund, New York Municipal Fund, Global Income Fund, High Yield Municipal Fund and Emerging Markets Debt Fund are each “non-diversified” under the Act, they are subject only to certain federal tax diversification requirements. Under federal tax laws, California Municipal Fund, New York Municipal Fund, Global Income Fund, High Yield Municipal Fund and Emerging Markets Debt Fund may each, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.
Portfolio Maturity
     Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions. For example, if an issuer of an instrument takes advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call refund or redemption not occur. Similarly, in calculating its dollar-weighted average maturity, a fund may determine the maturity of a variable or floating rate obligation according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Portfolio Turnover
     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. During the fiscal year ended October 31, 2005, the Short Duration Government, Government Income and Core Fixed Income Funds’ portfolio turnover decreased significantly from the portfolio turnover rate which occurred during the October 31, 2004 fiscal year because the Funds participated less actively in the mortgage TBA market than they had in the 2004 fiscal year. Conversely, the high portfolio turnover rates of the U.S. Mortgages Fund during the fiscal years ended October 31, 2005 and October 31, 2004 were a result of that Fund’s participation in the mortgage TBA market. When a Fund purchases a TBA mortgage, it can either receive the underlying pools of the TBA mortgage or roll it forward a month. The portfolio turnover rate increases when a Fund rolls the TBA forward.
INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the affected Fund. In addition, the policies of Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund to invest under normal market conditions and the policies of the California Municipal Fund and New York Municipal Fund to invest under normal circumstances, at least 80% of their respective net assets plus any borrowings for investment purposes (measured at the time of purchase) in Municipal Securities the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and, in the case of Short Duration Tax-Free Fund, California Municipal Fund and New York Municipal Fund only, is not a tax preference item under the federal alternative minimum tax, are fundamental policies. In addition, as a matter of fundamental policy, at least 80% of the California Municipal Fund’s and New York Municipal Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be invested, under normal circumstances, in instruments that pay income which is exempt from California State personal income tax and New York State and City personal income taxes, respectively. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As defined in the Act, “a majority of the outstanding voting securities” of a Fund means the vote of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the shares of a Fund.
     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such security.

As a matter of fundamental policy, a Fund may not:
(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act;

(2)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities); provided that during normal market conditions, the U.S. Mortgages Fund intends to invest at least 25% of the value of its total assets in mortgage-related securities. (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. Each of the Municipal Income, California Municipal, New York Municipal, Short Duration Tax-Free and High Yield Municipal Funds may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Securities. These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;

(3)	Borrow money, except (a) each Fund (other than the California Municipal Fund, New York Municipal Fund, U.S. Mortgages Fund, Investment Grade Credit Fund and Emerging Markets Debt Fund), may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the U.S. Mortgages Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund, California Municipal Fund and New York Municipal Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (c) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (d) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (e) the Fund may purchase securities on margin to the extent permitted by applicable law; and (f) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law; and (d) (California Municipal, New York Municipal, U.S. Mortgages, Investment Grade Credit and Emerging Markets Debts Funds only) loans to affiliates of the Fund to the extent permitted by law;

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(6)(a)	For each Fund other than Core Fixed Income Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

(6)(b)	In the case of Core Fixed Income Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

(8)	Issue senior securities to the extent such issuance would violate applicable law.
     Notwithstanding any other fundamental investment restriction or policy, each Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.
     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.
A Fund may not:
(1)	Invest in companies for the purpose of exercising control or management;

(2)	Invest more than 15% of the Fund’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

(3)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

(4)	Make short sales of securities, except short sales against-the-box.

TRUSTEES AND OFFICERS
     The business and affairs of the Funds are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.
     Trustees of the Trust
     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 63	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees – Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Independent Trustees
				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986–1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for not-for-profit institutions) (since 2005).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Lawson Products Inc. (distributor of industrial products).

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 — May 1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke	Trustee	Since 2001	Managing Director, GSAM (1997-Present).	72	None
Age: 45	&		Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).
	President	Since 2002
President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997 – 2002) (registered investment companies).

Trustee, Gettysburg College.

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Officers of the Trust
     Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997–2002) (registered investment companies). Trustee, Gettysburg College.

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003 – Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 43	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Peter Fortner 32 Old Slip New York, NY 10005 Age: 48	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 42	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Charles Rizzo 32 Old Slip New York, NY 10005 Age:48	Assistant Treasurer	Since 2005	Vice President, Goldman Sachs (August 2005-Present); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (April 2003-June 2005); Director, Tax and Financial Reporting, Deutsche Asset Management (August 2002-April 2003); Vice President and Treasurer, Deutsche Global Fund Services (August 1999-August 2002).

Assistant Treasurer- Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997–December 1999). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 42	Vice President	Since 1998	Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 43	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
James McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee –– Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2003	Vice President and Associate General Counsel, Goldman Sachs (2002–Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Dave Fishman 32 Old Slip New York, NY 10005 Age: 41	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 43	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 36	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 – Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996–Present).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees
     The Board of Trustees has established seven standing committees in connection with their governance of the Funds – Audit, Governance and Nominating, Compliance, Valuation, Dividend, Schedule E and Contract Review.
     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended October 31, 2005.
     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended October 31, 2005. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of Goldman Sachs Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee was formed on May 6, 2004 and met two times during the fiscal year ended October 31, 2005. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended October 31, 2005, the Valuation Committee held nine meetings.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended October 31, 2005, the Dividend Committee held 59 meetings with respect to the Funds included in this Additional Statement and 82 meetings with respect to all of the Funds of the Trust (including the Funds included in this Additional Statement).
     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. (“NASD”). Currently, Mr. Bakhru is the sole member of this committee. The Schedule E Committee did not meet during the fiscal year ended October 31, 2005.

     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board of Trustees for approving and monitoring the Funds’ investment management, distribution, transfer agency and other agreements with the Fund’s investment advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board of Trustees processes for approving and reviewing the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee was formed on November 4, 2004 and met three times during the fiscal year ended October 31, 2005. All of the Independent Trustees serve on the Contract Review Committee.

Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of	Portfolios in Fund Complex
Name of Trustee	Equity Securities in the Funds[1]	Overseen By Trustee[2]
Ashok N. Bakhru	High Yield Fund:	Over $100,000
Over $100,000

John P. Coblentz, Jr.	High Yield Fund:	Over $100,000
Over $100,000

Patrick T. Harker	None	Over $100,000

Mary P. McPherson	Ultra-Short Duration Government Fund:	Over $100,000
$10,001 – $50,000
Government Income Fund:
$50,000 – $100,000

Alan A. Shuch	None	Over $100,000

Wilma J. Smelcer	Core Fixed Income Fund:	Over $100,000
Over $100,000

Richard P. Strubel	None	Over $100,000

Kaysie P. Uniacke	Short Duration Government Fund:	Over $100,000
$50,001-$100,000
High Yield Municipal Fund:
Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this Additional Statement as of December 31, 2005.

[2]	Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
     As of January 31, 2006, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.
Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended October 31, 2005:
Trustee Compensation

		Ultra-Short
		Duration	Short Duration	Short Duration	Government
Name of Trustee	Enhanced Income	Government	Government	Tax-Free	Income
Ashok N. Bakhru[1]	$2,619.07	$2,619.07	$2,619.07	$2,619.04	$2,619.07
John P. Coblentz, Jr.	1,785.71	1,785.71	1,785.71	1,785.71	1,785.71
Patrick T. Harker	1,785.71	1,785.71	1,785.71	1,785.71	1,785.71
Mary P. McPherson	1,785.71	1,785.71	1,785.71	1,785.71	1,785.71
Alan A. Shuch	—	—	—	—	—
Richard P. Strubel	1,785.71	1,785.71	1,785.71	1,785.71	1,785.71
Wilma J. Smelcer	1,785.71	1,785.71	1,785.71	1,785.71	1,785.71
Kaysie P. Uniacke	—	—	—	—	—
Trustee Compensation

		California	New York
Name of Trustee	Municipal Income	Municipal*	Municipal*	U.S. Mortgages	Core Fixed Income
Ashok N. Bakhru[1]	$2,619.04	$—	$—	$2,619.70	$2,619.07
John P. Coblentz, Jr.	1,785.71	—	—	1,785.88	1,785.71
Patrick T. Harker	1,785.71	—	—	1,785.88	1,785.71
Mary P. McPherson	1,785.71	—	—	1,785.88	1,785.71
Alan A. Shuch	—	—	—	—	—
Richard P. Strubel	1,785.71	—	—	1,785.88	1,785.71
Wilma J. Smelcer	1,785.71	—	—	1,785.88	1,785.71
Kaysie P. Uniacke	—	—	—	—	—
Trustee Compensation

	Investment Grade		High Yield		Emerging
Name of Trustee	Credit	Global Income	Municipal	High Yield	Markets Debt
Ashok N. Bakhru[1]	$2,619.07	$2,619.04	$2,619.04	$2,619.04	$2,619.04
John P. Coblentz, Jr.	1,785.71	1,785.71	1,785.71	1,785.71	1,785.71
Patrick T. Harker	1,785.71	1,785.71	1,785.71	1,785.71	1,785.71
Mary P. McPherson	1,785.71	1,785.71	1,785.71	1,785.71	1,785.71
Alan A. Shuch	—	—	—	—	—
Richard P. Strubel	1,785.71	1,785.71	1,785.71	1,785.71	1,785.71
Wilma J. Smelcer	1,785.71	1,785.71	1,785.71	1,785.71	1,785.71
Kaysie P. Uniacke	—	—	—	—	—

*	The California Municipal and New York Municipal Funds did not commence operations until November 1, 2005.

		Pension or Retirement
	Aggregate	Benefits Accrued as	Total Compensation
	Compensation	Part of the Trust’s	From Fund Complex
Name of Trustee	from the Funds	Expenses	(including the Funds)[2]
Ashok N. Bakhru[1]	$34,048.18	$—	$165,000
John P. Coblentz	23,214.40	—	112,500
Patrick T. Harker	23,214.40	—	112,500
Mary P. McPherson	23,214.40	—	112,500
Alan A. Shuch	—	—	—
Richard P. Strubel	23,214.40	—	112,500
Wilma J. Smelcer	23,214.40	—	112,500
Kaysie P. Uniacke	—	—	—

[1]	Includes compensation as Board Chairman.

[2]	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 61 portfolios and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios as of October 31, 2005.
Miscellaneous
     Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.
MANAGEMENT SERVICES
     As stated in the Funds’ Prospectuses, GSAM (formerly Goldman Sachs Funds Management, L.P.), 32 Old Slip, New York, New York 10005, serves as the Investment Adviser to Enhanced Income Fund, Ultra-Short Duration Government Fund, Short Duration Government Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, California Municipal Fund, New York Municipal Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, and Emerging Markets Debt Fund, pursuant to Management Agreements. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Enhanced Income Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, High Yield Municipal Fund and High Yield Fund. On or about April 26, 2003, GSAM assumed investment advisory responsibilities for those Funds. GSAMI, Procession House, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, an affiliate of Goldman Sachs, serves as Investment Adviser to Global Income Fund pursuant to a Management Agreement. As a company with unlimited liability under the laws of

England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.
     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with 44 offices in 26 countries. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as a Fund’s Management Agreement is in effect.
     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Advisers.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.
     In planning the Tax Exempt Funds’ strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Investment Adviser’s embedded option valuation model provides a picture of an individual security’s relative value and the portfolio’s overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Investment Adviser looks for opportunities to enhance the Tax Exempt Funds’ yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Investment Adviser has assembled an experienced team of professionals for selection of the Tax Exempt Funds’ portfolio securities.
     In structuring Ultra-Short Duration Government Fund’s and Short Duration Government Fund’s respective securities portfolio, the Investment Adviser will review the existing overall economic and mortgage market trends. The Investment Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Investment Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund’s investment guidelines. With respect to Ultra-Short Duration Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a core portfolio of ARMs and a “relative value” portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest-only SMBS).
     With respect to Ultra-Short Duration Government Fund, Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Investment Grade Credit Fund, and High Yield Fund, the applicable Investment Adviser expects to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government Securities, Mortgage-Backed Securities and other securities and to employ this technology periodically to re-evaluate the Funds’ investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower’s right to prepay the mortgage, the Investment Adviser uses a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security’s OAS is a function of the level and shape of the yield curve, volatility and the applicable Investment Adviser’s expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Investment Adviser considers it a better way to measure a security’s expected return and absolute and relative values than yield to maturity. In using OAS technology, the Investment Adviser will first evaluate the absolute level of a security’s OAS and consider its liquidity and its interest rate, volatility and prepayment sensitivity. The Investment Adviser will then analyze its value relative to alternative investments and to its own investments. The Investment Adviser will also measure a security’s interest rate risk by computing an option adjusted duration (OAD). The Investment Adviser believes a security’s OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Investment Adviser also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the Investment Adviser to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund’s duration targets and cash flow pattern requirements.
     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Investment Adviser also expects to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs’ proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.
     The Investment Adviser will use OAS analytics to choose what it believes is an appropriate portfolio of investments for Ultra-Short Duration Government Fund, Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Investment Grade Credit Fund, and High Yield Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund’s particular composition and performance targets, the Investment Adviser will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.
     The Investment Adviser also expects to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Investment Adviser will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.
     Goldman Sachs has agreed to provide the Investment Adviser, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Investment Adviser with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     With respect to the Enhanced Income Fund, the Investment Adviser will review the existing overall economic trends in structuring the Fund’s securities portfolio. The Investment Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Investment Adviser will then apply this analysis to a list of eligible securities that meet the Fund’s investment guidelines. The Investment Adviser expects to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government and other securities and to employ this technology periodically to re-evaluate the Fund’s investments as market conditions change.
     The fixed-income research capabilities of Goldman Sachs available to the Investment Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund’s investments.
     In addition to fixed-income research and credit research, the Investment Adviser, in managing Global Income Fund and Emerging Markets Debt Fund, is supported by Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.
     In allocating assets in the Investment Grade Credit Fund’s, Global Income Fund’s and Emerging Markets Debt Fund’s portfolios among currencies, the Investment Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.
     The Management Agreements provide that GSAM and GSAMI, in their capacity as Investment Advisers, may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on June 16, 2005 (and August 4, 2005 for the California Municipal and New York Municipal Funds). A discussion regarding the Trustees’ basis for approving the Management Agreements for each Fund in 2005 other than the California and New York Municipal Funds is available in the Trust’s annual report dated October 31, 2005. The applicable Fund’s Management Agreement was approved by the shareholders of Ultra-Short Duration Government Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fixed Income Fund on October 29, 1993, the sole initial shareholder of High Yield Municipal Fund on March 1, 2000, the sole initial shareholder of Enhanced Income Fund on July 28, 2000, the sole initial shareholder of Emerging Markets Debt Fund on August 28, 2003, the sole initial shareholders of U.S. Mortgages and Investment Grade Credit Fund on October 30, 2003, the sole initial shareholders of California Municipal and New York Municipal Funds on November 1, 2005 and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 2006 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval.
     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.
     At the August 4, 2005 meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreement for the California Municipal Fund and New York Municipal Fund. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law and met in executive session without representatives of the Investment Adviser present. Among other things, the Trustees reviewed the Management Agreement as it applied to the California Municipal and New York Municipal Funds, including information regarding the terms of the Management Agreement; the fees and expenses to be paid by the Funds; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Funds that exceeded a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationship with the Funds; and a comparison of the Funds’ fees and expenses with those paid by other similar mutual funds. The Trustees also considered the investment performance of other municipal Funds managed by the Investment Adviser, which the Trustees believed to have been competitive.
     In connection with their approval of the Management Agreement for the California Municipal and New York Municipal Funds, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other, non-advisory, services provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent and distributor. The Trustees noted that many of the portfolio personnel who would be providing services to the Funds were currently providing services to other investment portfolios of the Trust. The Trustees believed that the Investment Adviser was able to provide quality services to the Funds.
     The Trustees also considered the contractual fee rates payable by the California Municipal and New York Municipal Funds under the Management Agreement. In this regard, information on the fees payable by the Funds and the Funds’ total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees paid by the Funds.

     The Trustees also considered the breakpoints in the contractual fee rates payable by the California Municipal and New York Municipal Funds under the Management Agreement. In approving these fee breakpoints, the Trustees considered the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the projected amount of assets in the Funds, and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also recognized that the Funds were new and the Investment Adviser did not expect to show a profit on its services to the Funds until the Funds’ assets had grown.
     In addition, the Trustees considered the other benefits that would be received by the Investment Adviser and its affiliates from the California Municipal and New York Municipal Funds as stated above, including the fees received by them for transfer agency and distribution services. After deliberation, the Trustees concluded that the management fees paid by Funds were reasonable in light of the services provided by the Investment Adviser, its projected costs and the Funds’ reasonably foreseeable asset levels, and that the Management Agreement should be approved.
     Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on each respective Fund’s average daily net assets. In addition, as of the date of this Additional Statement the Investment Advisers are voluntarily limiting their management fees for certain Funds to the annual rates also listed below:

Actual Rate for the Fiscal Year
Ended
Fund	Contractual Rate	October 31, 2005
GSAM
Enhanced Income Fund	0.25% on the first $1 billion	0.20%*
0.23% on the next $1 billion
0.22% over $2 billion

Ultra-Short Duration Government Fund	0.40% on the first $1 billion	0.40%
0.36% on the next $1 billion
0.34% over $2 billion

Short Duration Government Fund	0.50% on the first $1 billion	0.50%
0.45% on the next $1 billion
0.43% over $2 billion

Short Duration Tax-Free Fund	0.40% on the first $1 billion	0.35%*
0.36% on the next $1 billion
0.34% over $2 billion

Government Income Fund	0.54% on the first $1 billion	0.54%**
0.49% on the next $1 billion
0.47% over $2 billion

Municipal Income Fund	0.55% on the first $1 billion	0.50%*
0.50% on the next $1 billion
0.48% over $2 billion

California Municipal Fund***	0.45% on the first $1 billion	—
0.41% on the next $1 billion
0.39% over $2 billion

New York Municipal Fund***	0.45% on the first $1 billion	—
0.41% on the next $1 billion
0.39% over $2 billion

U.S. Mortgages Fund	0.40% on the first $1 billion	0.33%*
0.36% on the next $1 billion
0.34% over $2 billion

Core Fixed Income Fund	0.40% on the first $1 billion	0.39%
0.36% on the next $1 billion
0.34% over $2 billion

Investment Grade Credit Fund	0.40% on the first $1 billion	0.33%*
0.36% on the next $1 billion
0.34% over $2 billion

High Yield Municipal Fund	0.55% on the first $2 billion	0.52%
0.50% over $2 billion

		Actual Rate for the Fiscal Year
		Ended
Fund	Contractual Rate	October 31, 2005
GSAM
High Yield Fund	0.70% on the first $2 billion	0.70%
	0.63% over $2 billion

Emerging Markets Debt Fund	0.80% on the first $2 billion	0.80%
	0.72% over $2 billion

GSAMI
Global Income Fund**	0.65% on the first $1 billion	0.65%
	0.59% on the next $1 billion
	0.56% over $2 billion

*	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Enhanced Income, Short Duration Tax-Free, Municipal Income, U.S. Mortgages and Investment Grade Credit Funds equal to 0.05%, 0.05%, 0.05%, 0.07% and 0.07%, respectively, of such Fund’s average daily net assets. In the absence of such fee waivers, the management fees for the Enhanced Income, Short Duration Tax-Free, Municipal Income, U.S. Mortgages and Investment Grade Credit Funds would be equal to 0.25%, 0.40%, 0.55%, 0.40% and 0.40% respectively.

**	The Government Income Fund voluntarily waived its management fee from 0.65% to 0.54% prior to February 25, 2005.

***	The California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005.

     Prior to July 1, 2005, the Funds’ management fees as an annual percentage of average daily net assets were as follows:

	Contractual	Waiver	Net
Fund*	Annual Rate	Annual Rate	Annual Rate
Enhanced Income Fund	0.25%	0.05%	0.20%

Ultra-Short Duration Government Fund	0.40%	—	0.40%

Short Duration Government Fund	0.50%	—	0.50%

Short Duration Tax-Free Fund	0.40%	0.05%	0.35%

Government Income Fund	0.65%	0.11%	0.54%**

Municipal Income Fund	0.55%	0.05%	0.50%

U.S. Mortgages Fund	0.40%	0.07%	0.33%

Core Fixed Income Fund	0.40%	—	0.40%

Investment Grade Credit Fund	0.40%	0.07%	0.33%

Global Income Fund	0.65%	—	0.65%

High Yield Municipal Fund	0.55%	—	0.55%

High Yield Fund	0.70%	—	0.70%

Emerging Markets Debt Fund	0.80%	—	0.80%

*	The California Municipal Fund and New York Municipal Fund did not commence operations until November 1, 2005.

**	The Government Income Fund voluntarily waived its management fee from 0.65% to 0.54% prior to February 25, 2005.

     GSAM and GSAMI may discontinue or modify the above limitations in the future at their discretion.
     For the fiscal years ended October 31, 2005, 2004 and 2003, the amounts of the fees (net of fee waivers) incurred by each Fund then in existence under the Management Agreements were as follows:

	Fiscal Year ended	Fiscal Year ended	Fiscal Year ended
	October 31,	October 31,	October 31,
Fund	2005	2004	2003
Enhanced Income Fund(1)	$951,054	$2,263,764	$4,303,909
Ultra-Short Duration Government Fund	4,437,953	7,825,039	15,143,195
Short Duration Government Fund	4,220,570	4,398,879	4,434,803
Short Duration Tax-Free Fund(2)	1,883,079	2,333,263	1,845,484
Government Income Fund(3)	3,888,539	3,343,727	2,924,585
Municipal Income Fund(4)	1,827,453	1,237,295	1,143,407
California Municipal Fund(5)	—	—	—
New York Municipal Fund(5)	—	—	—
U.S. Mortgages Fund(6)	1,136,988	644,305	N/A
Core Fixed Income Fund(7)	6,601,112	4,979,196	4,826,035
Investment Grade Credit Fund(6)	468,536	108,791	N/A
Global Income Fund(8)	2,286,269	2,187,384	2,724,238
High Yield Municipal Fund(9)	21,589,978	14,155,853	7,970,469
High Yield Fund	14,200,370	17,332,653	18,002,553
Emerging Markets Debt Fund(10)	331,555	146,509	15,543

(1)	Had fee waivers not been in effect, Enhanced Income Fund would have paid advisory fees of $1,189,054, $2,829,705 and $5,379,887, respectively, for the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003.

(2)	Had fee waivers not been in effect, Short Duration Tax-Free Fund would have paid advisory fees of $2,152,090, $3,028,686 and $2,109,148, respectively, for the years ended October 31, 2005, October 31, 2004 and October 31, 2003.

(3)	Had fee waivers not been in effect, Government Income Fund would have paid advisory fees of $4,113,539, $4,024,857 and $3,520,334, respectively, for the years ended October 31, 2005 October 31, 2004 and October 31, 2003.

(4)	Had fee waivers not been in effect, Municipal Income Fund would have paid advisory fees of $2,010,197, $3,028,686 and $1,361,025, respectively, for the years ended October 31, 2005, October 31, 2004 and October 31, 2003.

(5)	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005.

(6)	U.S. Mortgages and Investment Grade Credit Funds commenced operations on November 3, 2003. Had the expense limitations not been in effect, U.S. Mortgages and Investment Grade Credit Funds would have paid advisory fees of $1,377,988 and $567,536, respectively for the years ended October 31, 2005 and $780,976 and $131,867, respectively for the years ended October 31, 2004.

(7)	Had fee waivers not been in effect, Core Fixed Income Fund would have paid advisory fees of $6,718,087 for the fiscal year ended October 31, 2005.

(8)	Had fee waivers not been in effect, Global Income Fund would have paid advisory fees of $2,544,236, $3,028,686 and $4,265,398, respectively, for the years ended October 31, 2005, October 31, 2004 and October 31, 2003.

(9)	Had fee waivers not been in effect, High Yield Municipal Fund would have paid advisory fees of $22,035,116 for the fiscal year ended October 31, 2005.

(10)	Emerging Markets Debt Fund commenced operations on August 29, 2003.
     Each Investment Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Funds’ non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds); (ii) providing the Funds, to the extent not provided pursuant to the agreement with the Trust’s custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (iii) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds’ expense, of each Fund’s tax returns, reports to shareholders, periodic updating of the Funds’ prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities; (iv) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services; and (v) maintaining all of the Funds’ records other than those maintained pursuant to such agreements.

Portfolio Managers — Other Accounts Managed by the Portfolio Managers
     The following tables discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management.

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered						Registered
	Investment		Other Pooled		Other		Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
Name of	Number		Number		Number		Number		Number		Number
Portfolio	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed

Enhanced Income Fund
U.S. Fixed Income Investment Management Team
James B. Clark	8	4,078 mm	16	10,250 mm	192	43,074 mm	—	—	5	4,832 mm	5	2,386 mm
Christopher Sullivan	8	4,078 mm	16	10,250 mm	192	43,074 mm	—	—	5	4,832 mm	5	2,386 mm
James McCarthy	7	4,936 mm	1	784 mm	36	13,330 mm	—	—	—	—	7	4,537 mm
Thomas D. Teles	11	8,329 mm	15	10,084 mm	212	54,474 mm	—	—	6	4,832 mm	12	6,923 mm
James Cielinski	8	3,622 mm	36	19,017 mm	279	66,857 mm	—	—	10	6,369 mm	16	9,620 mm
Mark Van Wyk	15	9,014 mm	11	11,035 mm	227	55,333 mm	—	—	5	4,832 mm	12	6,923 mm
Peter D. Dion	11	8,329 mm	15	10,084 mm	212	54,474 mm	—	—	6	4,832 mm	12	6,923 mm

Ultra-Short Duration Government Fund
U.S. Fixed Income Investment Management Team
James B. Clark	8	4,078 mm	16	10,250 mm	192	43,074 mm	—	—	5	4,832 mm	5	2,386 mm
Christopher Sullivan	8	4,078 mm	16	10,250 mm	192	43,074 mm	—	—	5	4,832 mm	5	2,386 mm
James McCarthy	7	4,936 mm	1	784 mm	36	13,330 mm	—	—	—	—	7	4,537 mm
Thomas D. Teles	11	8,329 mm	15	10,084 mm	212	54,474 mm	—	—	6	4,832 mm	12	6,923 mm

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered						Registered
	Investment		Other Pooled		Other		Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
Name of	Number		Number		Number		Number		Number		Number
Portfolio	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed

Mark Van Wyk	15	9,014 mm	11	11,035 mm	227	55,333 mm	—	—	5	4,832 mm	12	6,923 mm
Peter D. Dion	11	8,329 mm	15	10,084 mm	212	54,474 mm	—	—	6	4,832 mm	12	6,923 mm

Short Duration Government Fund
U.S. Fixed Income Investment Management Team
James B. Clark	8	4,078 mm	16	10,250 mm	192	43,074 mm	—	—	5	4,832 mm	5	2,386 mm
Christopher Sullivan	8	4,078 mm	16	10,250 mm	192	43,074 mm	—	—	5	4,832 mm	5	2,386 mm
James McCarthy	7	4,936 mm	1	784 mm	36	13,330 mm	—	—	—	—	7	4,537 mm
Thomas D. Teles	11	8,329 mm	15	10,084 mm	212	54,474 mm	—	—	6	4,832 mm	12	6,923 mm
Mark Van Wyk	15	9,014 mm	11	11,035 mm	227	55,333 mm	—	—	5	4,832 mm	12	6,923 mm
Peter D. Dion	11	8,329 mm	15	10,084 mm	212	54,474 mm	—	—	6	4,832 mm	12	6,923 mm

Short Duration Tax-Free Fund
U.S. Fixed Income- Municipal Investment Management Team
Ben Barber	3	5,774 mm	—	—	914	11,878 mm	—	—	—	—	—	—
Scott Diamond	1	463 mm	—	—	914	11,878 mm	—	—	—	—	—	—

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered						Registered
	Investment		Other Pooled		Other		Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
Name of	Number		Number		Number		Number		Number		Number
Portfolio	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed

Government Income Fund
U.S. Fixed Income Investment Management Team
James B. Clark	8	4,078 mm	16	10,250 mm	192	43,074 mm	—	—	5	4,832 mm	5	2,386 mm
Christopher Sullivan	8	4,078 mm	16	10,250 mm	192	43,074 mm	—	—	5	4,832 mm	5	2,386 mm
James McCarthy	7	4,936 mm	1	784 mm	36	13,330 mm	—	—	—	—	7	4,537 mm
Mark Van Wyk	15	9,014 mm	11	11,035 mm	227	55,333 mm	—	—	5	4,832 mm	12	6,923 mm
Peter D. Dion	11	8,329 mm	15	10,084 mm	212	54,474 mm	—	—	6	4,832 mm	12	6,923 mm

Municipal Income Fund
U.S. Fixed Income- Municipal Investment Management Team
Ben Barber	3	5,774 mm	—	—	914	11,878 mm	—	—	—	—	—	—
Scott Diamond	1	463 mm	—	—	914	11,878 mm	—	—	—	—	—	—

California Municipal Fund
U.S. Fixed Income-Municipal Team
Ben Barber	3	5,774 mm	—	—	914	11,878 mm	—	—	—	—	—	—
Scott Diamond	1	463 mm	—	—	914	11,878 mm	—	—	—	—	—	—
Tom Kenny	25	18,023 mm	49	23,894 mm	1274	97,146 mm	—	—	14	6,525 mm	29	11,799 mm

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered						Registered
	Investment		Other Pooled		Other		Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
Name of	Number		Number		Number		Number		Number		Number
Portfolio	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed

New York Municipal Fund
U.S. Fixed Income-Municipal Team
Ben Barber	3	5,774mm	—	—	914	11,878mm	—	—	—	—	—	—
Scott Diamond	1	463mm	—	—	914	11,878mm	—	—	—	—	—	—
Tom Kenny	25	18,023mm	49	23,894mm	1274	97,146mm	—	—	14	6,525mm	29	11,799mm

U.S. Mortgages Fund
U.S. Fixed Income Investment Management Team
James B. Clark	8	4,078mm	16	10,250mm	192	43,074mm	—	—	5	4,832mm	5	2,386mm
Thomas D. Teles	11	8,329mm	15	10,084mm	212	54,474mm	—	—	6	4,832mm	12	6,923mm
Peter D. Dion	11	8,329mm	15	10,084mm	212	54,474mm	—	—	6	4,832mm	12	6,923mm
Stephen Warren	11	8,329mm	15	10,084mm	212	54,474mm	—	—	6	4,832mm	12	6,923mm

Core Fixed Income Fund
U.S. Fixed Income Investment Management Team
James B. Clark	8	4,078mm	16	10,250mm	192	43,074mm	—	—	5	4,832mm	5	2,386mm
Christopher Sullivan	8	4,078mm	16	10,250mm	192	43,074mm	—	—	5	4,832mm	5	2,386mm
James McCarthy	7	4,936mm	1	784mm	36	13,330mm	—	—	—	—	7	4,537mm
Thomas D. Teles	11	8,329mm	15	10,084mm	212	54,474mm	—	—	6	4,832mm	12	6,923mm
James Cielinski	8	3,622mm	36	19,017mm	279	66,857mm	—	—	10	6,369mm	16	9,620mm
Mark Van Wyk	15	9,014mm	11	11,035mm	227	55,333mm	—	—	5	4,832mm	12	6,923mm

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered						Registered
	Investment		Other Pooled		Other		Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
Name of	Number		Number		Number		Number		Number		Number
Portfolio	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed

Peter D. Dion	11	8,329 mm	15	10,084 mm	212	54,474 mm	—	—	6	4,832 mm	12	6,923 mm

Investment Grade Credit Fund
U.S. Fixed Income Investment Management Team
James B. Clark	8	4,078 mm	16	10,250 mm	192	43,074 mm	—	—	5	4,832 mm	5	2,386 mm
James Cielinski	8	3,622 mm	36	19,017 mm	279	66,857 mm	—	—	10	6,369 mm	16	9,620 mm
Ben Johnson	8	3,622 mm	36	19,017 mm	279	66,857 mm	—	—	10	6,369 mm	16	9,620 mm

Global Income Fund
U.S. Fixed Income Investment Management Team
James Cielinski	8	3,622 mm	36	19,017 mm	279	66,857 mm	—	—	10	6,369 mm	16	9,620 mm
Global Fixed Income-Investment Management Team
Andrew Wilson	2	566 mm	33	12,260 mm	116	27,588 mm	—	—	11	4,735 mm	15	7,289 mm
Philip Moffitt	2	566 mm	33	12,260 mm	116	27,588 mm	—	—	11	4,735 mm	15	7,289 mm
Jennifer Youde	—	—	—	—	21	5,603 mm	—	—	—	—	2	1,608 mm

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered						Registered
	Investment		Other Pooled		Other		Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
Name of	Number		Number		Number		Number		Number		Number
Portfolio	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed

High Yield Municipal Fund
U.S. Fixed Income- Municipal Investment Management Team
Ben Barber	3	5,774 mm	—	—	914	11,878 mm	—	—	—	—	—	—
Tom Kenny	25	18,023 mm	49	23,894 mm	1274	97,146 mm	—	—	14	6,525 mm	29	11,799 mm
Scott Diamond	1	463 mm	—	—	914	11,878 mm	—	—	—	—	—	—

High Yield Fund
U.S. Fixed Income-High Yield Investment Management Team
Andrew Jessop	7	3,221 mm	5	7,057 mm	34	11,665 mm	—	—	2	3,004 mm	3	616 mm
Diana Gordon, Ph.D	7	3,221 mm	5	7,057 mm	34	11,665 mm	—	—	2	3,004 mm	3	616 mm
Rob Cignarella	7	3,221 mm	5	7,057 mm	34	11,665 mm	—	—	2	3,004 mm	3	616 mm

Emerging Markets Debt Fund
U.S. Fixed Income-Investment Management Team
James B. Clark	8	4,078 mm	16	10,250 mm	192	43,074 mm	—	—	5	4,832 mm	5	2,386 mm
Samuel Finkelstein	6	4,565 mm	10	9,007 mm	11	12,038 mm	—	—	2	3,004 mm	1	251 mm
Ricardo Penfold	6	4,565 mm	10	9,007 mm	11	12,038 mm	—	—	2	3,004 mm	1	251 mm
Owi Ruivivar, Ph.D	6	4,565 mm	10	9,007 mm	11	12,038 mm	—	—	2	3,004 mm	1	251 mm

*	The information is as of October 31, 2005.

     Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Funds’ investments and the investments of other accounts, see “Potential Conflicts of Interest – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
     The Investment Adviser’s Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for Fund specific benchmark’s please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

The benchmarks for measuring performance of these Funds are:
Enhanced Income Fund: Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index
Ultra-Short Duration Government Fund: Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index
Short Duration Government Fund: Two-Year U.S. Treasury Note Index
Short Duration Tax-Free Fund: Lehman Brothers 1-3 Year Municipal Bond Index
Government Income Fund: Lehman Brothers Government/Mortgage Index
Municipal Income Fund: Lehman Brothers Aggregate Municipal Bond Index
California Municipal Fund: Lehman Brothers CA 1-10 Year Municipal Bond Index
New York Municipal Fund: Lehman Brothers NY 1-10 Year Municipal Bond Index
U.S. Mortgages Fund: Lehman Brothers Securitized Index
Core Fixed Income Fund: Lehman Brothers Aggregate Bond Index
Investment Grade Credit Fund: Lehman Brothers U.S. Credit Index
Global Income Fund: J.P. Morgan Global Government Bond Index (hedged)
High Yield Municipal Fund: Lehman Brothers High Yield Municipal Bond Index and Lehman Brothers Aggregate Municipal Bond Index
High Yield Fund: Lehman Brothers U.S. Corporate High Yield Bond Index — 2% Issuer Capped
Emerging Markets Debt Fund: J.P. Morgan EMBI Global Diversified Index
     Other Compensation. In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Portfolio Managers — Portfolio Managers’ Ownership of Shares of the Funds They Manage
     The following table shows the portfolio managers’ ownership of shares of the Funds they manage.

Dollar Range of Equity Securities Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager*
Enhanced Income Fund
James B. Clark	Enhanced Income Fund: $0
Christopher Sullivan	Enhanced Income Fund: $0
James McCarthy	Enhanced Income Fund: $0
Thomas D. Teles	Enhanced Income Fund: $0
James Cielinski	Enhanced Income Fund: $0
Mark Van Wyk	Enhanced Income Fund: $0
Peter D. Dion	Enhanced Income Fund: $0

Dollar Range of Equity Securities Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager*
Ultra-Short Duration Government Fund
James B. Clark	Ultra-Short Duration Government Fund: $0
Christopher Sullivan	Ultra-Short Duration Government Fund: $0
James McCarthy	Ultra-Short Duration Government Fund: $0
Thomas D. Teles	Ultra-Short Duration Government Fund: $0
Mark Van Wyk	Ultra-Short Duration Government Fund: $0
Peter D. Dion	Ultra-Short Duration Government Fund: $0

Short Duration Government Fund
James B. Clark	Short Duration Government Fund: $0
Christopher Sullivan	Short Duration Government Fund: $0
James McCarthy	Short Duration Government Fund: $0
Thomas D. Teles	Short Duration Government Fund: $0
Mark Van Wyk	Short Duration Government Fund: $10,000 – $50,000
Peter D. Dion	Short Duration Government Fund: $0

Short Duration Tax-Free Fund
Ben Barber	Short Duration Tax-Free Fund: $0
Scott Diamond	Short Duration Tax-Free Fund: $1 – $10,000

Government Income Fund
James B. Clark	Government Income Fund: $0
Christopher Sullivan	Government Income Fund: $0
James McCarthy	Government Income Fund: $0
Mark Van Wyk	Government Income Fund: $0
Peter D. Dion	Government Income Fund: $0

Municipal Income Fund
Ben Barber	Municipal Income Fund: $0
Scott Diamond	Municipal Income Fund: $0

California Municipal Fund
Ben Barber	California Municipal Fund: $0
Scott Diamond	California Municipal Fund: $0
Tom Kenny	California Municipal Fund: $0

New York Municipal Fund
Ben Barber	New York Municipal Fund: $0
Scott Diamond	New York Municipal Fund: $0
Tom Kenny	New York Municipal Fund: $0

U.S. Mortgages Fund
James B. Clark	U.S. Mortgages Fund: $0
Thomas D. Teles	U.S. Mortgages Fund: $0
Peter D. Dion	U.S. Mortgages Fund: $0
Stephen Warren	U.S. Mortgages Fund: $0

Dollar Range of Equity Securities Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager*
Core Fixed Income Fund
James B. Clark	Core Fixed Income Fund: $0
Christopher Sullivan	Core Fixed Income Fund: $0
James McCarthy	Core Fixed Income Fund: $0
Thomas D. Teles	Core Fixed Income Fund: $0
James Cielinski	Core Fixed Income Fund: $0
Mark Van Wyk	Core Fixed Income Fund: $0
Peter D. Dion	Core Fixed Income Fund: $0

Investment Grade Credit Fund
James B. Clark	Investment Grade Credit Fund: $0
James Cielinski	Investment Grade Credit Fund: $0
Ben Johnson	Investment Grade Credit Fund: $0

Global Income Fund
James Cielinski Andrew Wilson Philip Moffitt Jennifer Youde	Global Income Fund: $0 Global Income Fund: $0 Global Income Fund: $0 Global Income Fund: $0

High Yield Municipal Fund
Ben Barber	High Yield Municipal Fund: $50,000 — $100,000
Tom Kenny	High Yield Municipal Fund: $1 — $10,000
Scott Diamond	High Yield Municipal Fund: $1 — $10,000

High Yield Fund
Andrew Jessop	High Yield Fund: $1 — $10,000
Diana Gordon, Ph.D	High Yield Fund: $10,000 — $50,000
Rob Cignarella	High Yield Fund: $1 — $10,000

Emerging Markets Debt Fund
James B. Clark	Emerging Markets Debt Fund: $0
Samuel Finkelstein	Emerging Markets Debt Fund: $0
Ricardo Penfold	Emerging Markets Debt Fund: $0
Owi Ruivivar, Ph.D	Emerging Markets Debt Fund: $0

* This information is as of October 31, 2005.

POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financer, advisor, market maker, proprietary trader, prime broker, lender and agent, and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the Funds invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Advisers, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. Such additional businesses and interests may give rise to potential conflicts of interest. The following is a brief summary description of certain of these potential conflicts of interest:
•	While the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers than they would have been had other decisions been made which also might have been appropriate for the Funds.
•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds.
•	While the allocation of investment opportunities among Goldman Sachs, the Funds and other funds and accounts managed by Goldman Sachs may raise potential conflicts because of financial or other interests of Goldman Sachs or its personnel, the Investment Advisers will not make allocation decisions solely based on such factors.
•	The Investment Advisers will give advice to and make investment decisions for the Funds as they believe is in the fiduciary interests of the Funds. Advice given to the Funds or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Funds, and actions taken by the Funds may benefit Goldman Sachs or other funds or accounts.
•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.
•	Goldman Sachs will be under no obligation to provide to the Funds, or effect transactions on behalf of the Funds in accordance with, any market or other information, analysis, technical models or research in its possession.

•	To the extent permitted by applicable law, the Funds may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Funds and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.
•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Funds and will retain all commissions, fees and other compensation in connection therewith.
•	Securities traded for the Funds may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds.
•	Products and services received by the Investment Advisers or their affiliates from brokers in connection with brokerage services provided to the Funds and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Funds and such other funds and accounts.
•	While the Investment Advisers will make proxy voting decisions as they believe appropriate and in accordance with the Investment Advisers’ policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Advisers with respect to a Fund’s portfolio securities may favor the interests of other clients or businesses of other divisions or units of Goldman Sachs.
•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Funds. Information held by Goldman Sachs could have the effect of restricting investment activities of the Funds.
Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, the Investment Advisers are required to file a Form ADV with the U.S. Securities and Exchange Commission. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Advisers. A copy of Part 1 of the Investment Advisers’ Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
     Goldman Sachs’ Other Activities May Have an Impact on the Funds
     The Investment Advisers make decisions for the Funds in accordance with their obligations as the Investment Advisers of the Funds. However, Goldman Sachs’ other activities may have a negative effect on the Funds. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds.
Goldman Sachs’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of the Funds. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Funds over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Funds as compared to other accounts or products.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Advisers. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, Goldman Sachs, including the Investment Advisers, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Goldman Sachs’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs personnel, including employees of the Investment Advisers, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Goldman Sachs, including the Investment Advisers, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Goldman Sachs may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds or certain portfolio transactions.
     To the extent permitted by applicable law, Goldman Sachs may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds, Client/GS Accounts (defined below) and other products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Funds, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/GS Accounts and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/GS Accounts and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds, including in situations in which Goldman Sachs or its personnel (including personnel of the Investment Advisers) have interests. For example, the Funds may be competing for investment opportunities with current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Advisers). These accounts or funds may provide greater fees or other compensation (including performance based fees) to Goldman Sachs (including the Investment Advisers) or in which Goldman Sachs (including the Investment Advisers) or its personnel have an interest (collectively, the “Client/GS Accounts”).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments in which the Funds may invest. This will create potential conflicts and potential differences among the Funds and other Client/GS Accounts, particularly where there is limited availability or limited liquidity for those investments. Such limited availability situations may exist, without limitation, in local and emerging markets, regulated industries, research and development trades, relative value or paired trades, IPO/new issues and limited issues. The Investment Advisers have developed policies and procedures that provide that they will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/GS Accounts in a manner that they consider, in their sole discretion and consistent with their fiduciary obligation to each Client/GS Account, to be reasonable.
     The Investment Advisers will make allocations for the Funds and other Client/GS Accounts with reference to numerous factors that may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) fully directed brokerage accounts; (v) tax sensitivity of accounts; (vi) suitability requirements; (vii) account turnover guidelines; (viii) availability of cash for investment; (ix) relative sizes and expected future sizes of applicable accounts; and/or (x) availability of other investment opportunities. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security the Investment Advisers believe to be attractive for an account but that for some reason cannot be held in the account; (vi) the need to hedge a short position in a pair trade; and/or (vii) the need to give a subset of accounts exposure to an industry. In addition to allocations of limited availability investments, the Investment Advisers may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be allocated among all accounts (including the Fund) or pro rata, even if the strategy is consistent with objectives of all accounts. The Investment Advisers may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as the Investment Advisers deem relevant in their sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account. As a result, such a strategy may be allocated to some accounts managed by the Investment Advisers and not to others.

     Although allocating orders among the Funds and other Client/GS Accounts may create potential conflicts of interest because of the interests of Goldman Sachs or its personnel or because Goldman Sachs may receive greater fees or compensation from one of the Client/GS Account’s allocations, the Investment Advisers will not make allocation decisions based on such interests or greater fees or compensation.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of the above, the Investment Advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Client/GS Accounts or for themselves or an affiliate, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than is appropriate for other Client/GS Accounts, or may determine not to allocate to or purchase or sell for Client/GS Accounts all investment transactions for which Client/GS Accounts may be eligible. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.
     The Investment Advisers and/or their affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Funds, the Investment Advisers may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Funds and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Advisers (in the case of the Funds) nor their affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.
Other Potential Conflicts Relating to the Management of the Funds by the Investment Advisers
     Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     From time to time and subject to the Investment Advisers’ policies and procedures regarding information barriers, the Investment Advisers may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. The performance by such persons of obligations related to their consultation with personnel of the Investment Advisers could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Advisers, such persons may receive information regarding the Investment Advisers’ proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
     The Investment Advisers make decisions for the Funds based on the Funds’ investment programs. The Investment Advisers from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models.

     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Advisers’ personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds.
     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. The Investment Advisers generally are not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.
Potential Conflicts Relating to Goldman Sachs’ and the Investment Advisers’ Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Advisers will manage the Funds and the other Client/GS Accounts they manage in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Advisers may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment.
     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Funds (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     Conflicts may also arise because portfolio decisions regarding a Fund may benefit other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
     The directors, officers and employees of Goldman Sachs, including the Investment Advisers, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Advisers). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Advisers which the Investment Advisers deem to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Advisers and the Funds. The Codes of Ethics require that personnel of the Investment Advisers comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Advisers are subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Advisers’ transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Advisers, and such transactions may negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
     The Investment Advisers’ management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Funds may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Funds to have to divest certain investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
     Goldman Sachs and Client/GS Accounts may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to underlying securities, currencies or instruments of the Funds, or which may be otherwise based on the performance of the Funds. In addition, to the extent permitted by applicable law, Goldman Sachs (including its personnel or Client/GS Accounts) may invest in the Funds, may hedge its derivative positions by buying or selling shares of the Funds, and reserves the right to redeem some or all of its investments at any time. These investments and redemptions may be significant and may be made without notice to the shareholders. The structure or other characteristics of the derivative instruments may have an adverse effect on the Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds.
Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in a Fund bearing some additional expenses.
     Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Advisers, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Funds
     To the extent permitted by applicable law, the Funds may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Funds may also enter into cross transactions in which Goldman Sachs acts on behalf of the Fund and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. For example, Goldman Sachs may represent both a Fund and another Client/GS Account in connection with the purchase of a security by the Fund, and Goldman Sachs may receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause the Fund to purchase such security. The Funds may engage in principal or cross transactions to the extent permitted by applicable law.
     Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
     Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Advisers, and the Funds will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
     The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Advisers, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Advisers and their affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
     The Investment Advisers may select brokers (including, without limitation, affiliates of the Investment Advisers) that furnish the Investment Advisers, the Funds, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Advisers’ views, appropriate assistance to the Investment Advisers in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts. To the extent that the Investment Advisers use soft dollars, they will not have to pay for those products and services themselves. The Investment Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Advisers receive research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers.
     The Investment Advisers may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Advisers believe are useful in their investment decision-making process. The Investment Advisers may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Advisers’ fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Advisers may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Advisers believe such voting decisions to be in accordance with their fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”
Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Advisers may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger the Investment Advisers’ investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.

     The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Funds or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Advisers on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Advisers on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Advisers, in their sole discretion, deem it appropriate.
Distributor and Transfer Agent
     Goldman Sachs, 85 Broad Street, New York, New York 10004 serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Funds’ Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class A, Class B and Class C Shares, of such Fund shares. Goldman Sachs retained approximately the following combined commissions on sales of Class A, B and C Shares during the following periods:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	October 31,	October 31,	October 31,
	2005	2004	2003
Enhanced Income Fund(1)	$1,100	$1,500	$4,200
Ultra-Short Duration Government Fund(1)	11,300	24,700	128,100
Short Duration Government Fund	11,000	25,300	193,900
Short Duration Tax-Free Fund	2,500	0	441,400
Government Income Fund	53,500	40,400	156,800
Municipal Income Fund	96,300	44,000	251,800
California Municipal Fund(2)	—	—	—
New York Municipal Fund(2)	—	—	—
U.S. Mortgages Fund (3)	100	5,300	—
Core Fixed Income Fund	208,800	151,100	816,000
Investment Grade Credit Fund(3)	600	400	—
Global Income Fund	19,700	13,800	58,800
High Yield Municipal Fund	276,200	290,000	1,819,000
High Yield Fund	534,300	381,600	4,146,000
Emerging Markets Debt Fund(4)	13,600	900	0

(1)	Enhanced Income and Ultra-Short Duration Government Funds do not offer Class B and C Shares.

(2)	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005. Therefore, no information is available for this period.

(3)	U.S. Mortgages and Investment Grade Credit Funds commenced operations on November 3, 2003 and do not offer Class B and C Shares.

(4)	Emerging Markets Debt Fund commenced operations on August 29, 2003 and does not offer Class B and C Shares.
     Goldman Sachs, 71 South Wacker Drive, Suite 500, Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares; (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Trust’s custodian and the relevant subcustodian in connection with redemptions; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional, Administration, Service and Separate Account Institutional Shares and 0.16% of average daily net assets with respect to each Fund’s Class A, Class B and Class C Shares (less transfer agency expenses borne by a share class). Prior to July 1, 2005, Goldman Sachs was entitled to receive a transfer agency fee equal, on an annualized basis, to 0.19% of the average daily net assets with respect to each Fund’s Class A, Class B and Class C Shares.
     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 2005, 2004 and 2003, from each Fund then in existence as follows under the fee schedules then in effect:

	Fiscal year ended October 31, 2005
	Class A, B	Institutional	Service	Administration	Separate Account
	and C Shares	Shares	Shares	Shares	Institutional

Enhanced Income Fund	$178,867	$136,882	$—	$14,192	$—
Ultra-Short Duration Government Fund	457,516	324,561	18,611	—	—
Short Duration Government Fund	752,082	165,733	4,869	—	—
Short Duration Tax-Free Fund	344,416	139,114	22	—	—
Government Income Fund	1,169,793	21,028	5,060	—	—
Municipal Income Fund	439,987	48,028	133	—	—
California Municipal Fund(1)	—	—	—	—	—
New York Municipal Fund(1)	—	—	—	—	—
U.S. Mortgages Fund(2)	16,705	36,068	—	—	98,045
Core Fixed Income Fund	1,188,429	394,686	11,760	—	—
Investment Grade Credit Fund(2)	6,453	884	—	—	54,424
Global Income Fund	375,989	57,029	215	—	—
High Yield Municipal Fund	3,526,568	813,302	—	—	—
High Yield Fund	2,239,118	314,021	595	—	—
Emerging Markets Debt Fund	24,897	10,835	—	—	—

(1)	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005. Therefore, no information is available for this period.

(2)	U.S. Mortgages and Investment Grade Credit Funds commenced operations on November 3, 2003.

	Fiscal year ended October 31, 2004
	Class A, B	Institutional	Service	Administration	Separate Account
	and C Shares	Shares	Shares	Shares	Institutional

Enhanced Income Fund	$468,640	$335,418	$0	$18,674	$—
Ultra-Short Duration Government Fund	962,444	560,051	19,833	—	—
Short Duration Government Fund	847,340	171,162	2,361	—	—
Short Duration Tax-Free Fund	425,662	177,022	24	—	—
Government Income Fund	925,213	49,282	3,620	—	—
Municipal Income Fund	358,384	23,410	124	—	—
California Municipal Fund(1)	—	—	—	—	—
New York Municipal Fund(1)	—	—	—	—	—
U.S. Mortgages Fund(2)	2,749	47,428	—	—	30,091
Core Fixed Income Fund	990,928	281,291	8,013	—	—
Investment Grade Credit Fund(2)	1,250	4,348	—	—	8,512
Global Income Fund	448,104	40,045	225	—	—
High Yield Municipal Fund	2,534,818	495,871	—	—	—
High Yield Fund	2,885,887	382,452	430	—	—
Emerging Markets Debt Fund	7,211	5,807	—	—	—

(1)	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005. Therefore, no information is available for this period.

(2)	U.S. Mortgages and Investment Grade Credit Funds commenced operations on November 3, 2003.

	Fiscal year ended October 31, 2003
	Class A, B				Separate
	and C	Institutional	Service	Administration	Account
	Shares	Shares	Shares	Shares	Institutional

Enhanced Income Fund	$1,190,231	$602,424	$—	$7,783	$—
Ultra-Short Duration Government Fund	2,058,958	1,053,416	27,439	—	—
Short Duration Government Fund	909,255	159,341	4,021	—	—
Short Duration Tax-Free Fund	405,608	125,448	73	—	—
Government Income Fund	740,008	55,940	4,905	—	—
Municipal Income Fund	311,479	25,809	89	—	—
California Municipal Fund(1)	—	—	—	—	—
New York Municipal Fund(1)	—	—	—	—	—
U.S. Mortgages Fund(2)	—	—	—	—	—
Core Fixed Income Fund	862,445	291,225	9,811	—	—
Investment Grade Credit Fund(2)	—	—	—	—	—
Global Income Fund	578,994	45,387	365	—	—
High Yield Municipal Fund	1,594,565	243,973	—	—	—
High Yield Fund	2,959,608	405,368	274	—	—
Emerging Markets Debt Fund(3)	61	764	—	—	—

(1)	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005. Therefore, no information is available for this period.

(2)	U.S. Mortgages and Investment Grade Credit Funds commenced operations on November 3, 2003.

(3)	Emerging Markets Debt Fund commenced operations on August 29, 2003.
     The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
     The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees, account service fees, shareholder administration fees and administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, shareholder expenses, any expenses assumed by a Fund pursuant to its distribution and service plans, the compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, account service plan, administration plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Investment Advisers in performing certain accounting services not being provided by the Trust’s custodian.
     The imposition of the Investment Advisers’ fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Advisers may waive receipt of fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     As of the date of this Additional Statement, the Investment Advisers have voluntarily agreed to reduce or limit certain “Other Expenses” (excluding management fees, service share fees, account service fees, shareholder administration fees, administration fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed to the following percentage of each Fund’s average daily net assets:

Other
Fund	Expenses
Enhanced Income Fund	0.014%
Ultra-Short Duration Government Fund	0.054%
Short Duration Government Fund	0.004%
Short Duration Tax-Free Fund	0.004%
Government Income Fund	0.004%
Municipal Income Fund	0.004%
California Municipal Fund	0.044%
New York Municipal Fund	0.044%
U.S. Mortgages Fund	0.004%
Core Fixed Income Fund	0.104%
Investment Grade Credit Fund	0.004%
Global Income Fund	0.004%
High Yield Municipal Fund	0.004%
High Yield Fund	0.024%
Emerging Markets Debt Fund	0.044%
     Such reductions or limits are calculated monthly on a cumulative basis during the Funds’ fiscal year. The Investment Advisers may modify or discontinue such expense limitations or the limitations on the management fees, described above under “Management — Investment Advisers,” in the future at their discretion. For the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, “Other Expenses” of each Fund were reduced by the Investment Advisers in the following amounts under expense limitations that were then in effect:

Reimbursements

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	October 31,	October 31,	October 31,
Fund	2005	2004	2003
Enhanced Income	$450,634	$305,616	$231,198
Ultra-Short Duration Government	21,233	—	—
Short Duration Government	485,007	527,867	492,335
Short Duration Tax-Free	408,364	390,895	336,512
Government Income	486,279	483,071	420,219
Municipal Income	386,874	330,438	306,432
California Municipal Fund(1)	—	—	—
New York Municipal Fund(1)	—	—	—
U.S. Mortgages Fund(2)	304,602	361,990	—
Core Fixed Income	—	—	—
Investment Grade Credit Fund(2)	252,008	317,668	—
Global Income	537,794	571,527	575,339
High Yield Municipal	838,215	618,666	422,192
High Yield Fund	422,975	483,832	429,120
Emerging Markets Debt Fund(3)	250,936	309,322	77,210

(1)	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005. Therefore, no information is available for this period.

(2)	U.S. Mortgages and Investment Grade Credit Funds commenced operations on November 3, 2003.

(3)	Emerging Markets Debt Fund commenced operations on August 29, 2003.
Custodian and Sub-Custodians
     State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     Ernst & Young LLP, 5 Times Square, New York, New York 10036 is the Funds’ independent registered public accounting firm. In addition to audit services, Ernst & Young LLP prepares the Funds’ federal and state tax returns, and provides assistance on certain non-audit matters.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     The portfolio transactions for the Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreements provide that the Investment Advisers shall attempt to obtain the most favorable execution and net price available. The Management Agreements provide that, on occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which an Investment Adviser or an affiliate acts as Investment Adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreements permit each Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Funds effect their securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Advisers in connection with the specific Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreements are not reduced by reason of an Investment Adviser receiving such brokerage and research services.
     Such services are used by an Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions of a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by an Investment Adviser in providing management services for the Trust. On occasion, a broker-dealer might furnish an Investment Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an Investment Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by an Investment Adviser from its own funds.
     The Funds are prohibited, in accordance with Rule 12b-1 under the 1940 Act, from compensating a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer the Trust’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Trust’s portfolio transactions effected through another broker or dealer. However, the Funds may direct portfolio transactions to a broker or dealer that promotes or sells shares of the Trust if the Trust’s Board of Trustees approve policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Trust shares. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Trust to direct portfolio securities transactions to a broker or dealer that promotes or sells shares of the Trust subject to the prohibitions that: i) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of shares issued by the Trust or any other registered investment company, and ii) the Trust, the Investment Advisers and Goldman, Sachs & Co. as the Trust’s distributor may not enter into any agreement or understanding where the Trust or the Investment Advisers direct, or are expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of shares of the Trust or any other registered investment company.

     On January 1, 2005, certain Funds began to participate in a Fund commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on the Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.
     Subject to the above considerations, the Investment Advisers may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. The difference in total brokerage commissions paid with respect to the Enhanced Income Fund and Ultra-Short Duration Government Fund for the last two fiscal years is attributable to these Funds entering into fewer futures transactions for the year ended October 31, 2005.
     For the fiscal year ended October 31, 2005, the Funds paid approximate brokerage commissions as follows:

				Amount of
		Total		Transactions	Brokerage
		Brokerage		Effected	Commissions
	Total	Commissions		through	Paid to
	Brokerage	Paid to	Total Amount of	Brokers	Brokers
Fiscal Year Ended	Commissions	Goldman	Transactions on which	Providing	Providing
October 31, 2005	Paid[1]	Sachs	Commissions Paid[3]	Research[5]	Research[5]
Enhanced Income Fund	$45,834	$45,834(100%)[2]	$2,423,831,046(100%)[4]	—	—
Ultra-Short Duration Government Fund	157,624	157,624(100%)[2]	8,452,080,759(100%)[4]	—	—
Short Duration Government Fund	125,958	125,958(100%)[2]	7,709,494,075(100%)[4]	—	—
Short Duration Tax-Free Fund	—	- (0%)[2]	- (0%)[4]	—	—
Government Income Fund	69,459	69,459(100%)[2]	3,892,950,475(100%)[4]	—	—
Municipal Income Fund	—	- (0%)[2]	- (0%)[4]	—	—
California Municipal Fund[6]	—	- (0%)[2]	- (0%)[4]	—	—
New York Municipal Fund[6]	—	- (0%)[2]	- (0%)[4]	—	—
U.S. Mortgages Fund[7]	28,284	28,284 (100%)[2]	1,699,153,525(100%)[4]	—	—
Core Fixed Income Fund	167,840	167,840(100%)[2]	9,641,592,311(100%)[4]	—	—
Investment Grade Credit Fund[7]	16,667	16,667 (100%)[2]	871,059,679(100%)[4]	—	—
Global Income Fund	—	- (0%)[2]	- (0%)[4]	—	—
High Yield Municipal Fund	—	- (0%)[2]	- (0%)[4]	—	—
High Yield Fund	14,962	14,962(100%)[2]	7,781,305(0%)[4]	—	—
Emerging Markets Debt Fund[8]	1,120	1,120(100%)[2]	47,719,322 (100%)[4]	—	—

1	The figures in the table report broker commissions from futures transactions.

2	Percentage of total commissions paid to Goldman Sachs.

3	Refers to Market Value of Futures Contracts.

4	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

5	Beginning March 31, 2004, the Investment Advisers no longer participate in third party soft dollar arrangements whereby the Investment Advisers are provided third party research and/or investment services by brokerage houses executing transactions on behalf of the Funds. The information above reflects the full commission amounts paid to brokers that provide their own services, commitment of capital and other services related to the execution of brokerage transactions.

6	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005.

7	U.S. Mortgages and Investment Grade Credit Fund commenced operations on November 3, 2003.

8	Emerging Markets Debt Fund commenced operations on August 29, 2003.
     For the fiscal year ended October 31, 2004, the Funds paid approximate brokerage commissions as follows:

	Total Brokerage	Total Brokerage	Total Amount of Transactions
Fiscal Year Ended	Commissions	Commissions Paid	on which
October 31, 2004	Paid[1]	to Goldman Sachs	Commissions Paid[2]
Enhanced Income Fund	$149,374	$149,374	$3,468,448,900
Ultra-Short Duration Government Fund	293,945	293,945	5,985,661,888
Short Duration Government Fund	235,778	235,778	4,387,075,241
Short Duration Tax-Free Fund	—	—	—
Government Income Fund	81,847	81,847	1,837,682,460
Municipal Income Fund	—	—	—
California Municipal Fund[3]	—	—	—
New York Municipal Fund[3]	—	—	—
U.S. Mortgages Fund[4]	8,766	8,766	176,685,776
Core Fixed Income Fund	160,681	160,681	3,120,938,211
Investment Grade Credit Fund[4]	3,728	3,728	70,353,488
Global Income Fund	—	—	—
High Yield Municipal Fund	—	—	—
High Yield Fund	—	—	—
Emerging Markets Debt Fund[5]	—	—	—

1	The figures in the table report broker commissions from futures transactions.

2	Refers to Market Value of Futures Contracts.

3	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005. Therefore, no information is available for this period.

4	U.S. Mortgages and Investment Grade Credit Fund commenced operations on November 3, 2003.

5	Emerging Markets Debt Fund commenced operations on August 29, 2003.

For the fiscal year ended October 31, 2003, the Funds paid approximate brokerage commissions as follows:

	Total Brokerage	Total Brokerage	Total Amount of
	Commissions	Commissions Paid	Transactions on which
Fiscal Year Ended October 31, 2003	Paid[1]	to Goldman Sachs	Commissions Paid[2]
Enhanced Income Fund	$262,380	$262,380	$4,190,298,822
Ultra-Short Duration Government Fund	532,924	532,924	7,778,245,292
Short Duration Government Fund	176,256	176,256	2,832,764,427
Short Duration Tax-Free Fund	—	—	—
Government Income Fund	89,030	89,030	1,085,308,757
Municipal Income Fund	—	—	—
California Municipal Fund[3]	—	—	—
New York Municipal Fund[3]	—	—	—
U.S. Mortgages Fund[4]	—	—	—
Core Fixed Income Fund	174,676	174,676	2,086,540,900
Investment Grade Credit Fund[4]	—	—	—
Global Income Fund	—	—	—
High Yield Municipal Fund	—	—	—
High Yield Fund	—	—	—
Emerging Markets Debt Fund[5]	—	—	—

1	The figures in the table report broker commissions from futures transactions.

2	Refers to Market Value of Futures Contracts.

3	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005.

4	U.S. Mortgages and Investment Grade Credit Fund commenced operations on November 3, 2003.

5	Emerging Markets Debt Fund commenced operations on August 29, 2003.
     During the fiscal year ended October 31, 2005, the Funds’ regular broker-dealers, as defined in Rule 10b-1 under the Act, were: Merrill Lynch, Pierce, Fenner & Smith, Inc., UBS Warburg LLC, State Street Brokerage Services, Morgan Stanley and Co., Inc., JP Morgan Chase & Co., Citigroup/Salomon, Credit Suisse First Boston, Lehman Brothers, Inc., Goldman, Sachs & Co., Liquidnetinc and Bank of America.
     As of October 31, 2005, Ultra-Short Duration Government, Short Duration Government Fund, Short Duration Tax-Free Fund, Municipal Income Fund, High Yield Fund, Global Income Fund, Emerging Markets Debt Fund, Investment Grade Credit Fund, U.S. Mortgages Fund, High Yield Municipal Fund, California Municipal Fund, New York Municipal Fund and U.S. Mortgages Fund held no securities of their regular broker-dealers. As of the same date, Enhanced Income Fund, Core Fixed Income Fund, Investment Grade Credit Fund and Global Income Fund held the following amounts of securities of their regular broker-dealers, as defined in rule 10b-1 under the Act, or their parents ($ in thousands):

Fund	Broker/Dealer	Amount (000s)
Enhanced Income Fund	C.S. First Boston Corp.	$2,072
	Lehman Brothers, Inc.	2,132
	Morgan Stanley	4,780

Core Fixed Income Fund	Bank of America	513
	Citigroup	2,225
	Merrill Lynch	2,068
	Morgan Stanley	2,974

Fund	Broker/Dealer	Amount (000s)
Investment Grade Credit Fund	C.S. First Boston Corp.	786
	JP Morgan Chase & Co.	1,417
	Lehman Brothers, Inc.	1,365
	Bank of America	1,864
	Morgan Stanley	2,727
	Citigroup	222

Global Income Fund	Bank of America	175
	Citigroup	1,253
	C.S. First Boston Corp.	1,384
SHARES OF THE TRUST
     Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Funds (except Enhanced Income Fund, High Yield Municipal Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund, California Municipal Fund and New York Municipal Fund) were previously series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997.
     The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of five classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, Global Income Fund, High Yield Municipal Fund and High Yield Fund: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of three classes of shares of Ultra-Short Duration Government Fund: Institutional Shares, Service Shares and Class A Shares; (iii) the issuance of three classes of shares of Enhanced Income Fund: Institutional, Administration and Class A Shares; (iv) the issuance of two classes of shares of Emerging Markets Debt Fund: Class A Shares and Institutional Shares; (v) the issuance of three classes of shares of U.S. Mortgages Fund and Investment Grade Credit Fund: Class A Shares, Institutional Shares and Separate Account Institutional Shares; and (vi) the issuance of three classes of shares of California Municipal and New York Municipal Fund: Institutional Shares, Class A Shares and Class C Shares. Additional series and classes may be added in the future. The Goldman Sachs Short Duration Government Fund and Goldman Sachs Short Duration Tax Free Fund no longer offer Class B Shares, except that current Class B shareholders may continue to reinvest dividends and capital gains into their accounts.
     Each Institutional Share, Service Share, Administration Share, Separate Account Institutional Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under the Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under the Administration Plan are borne exclusively by Administration Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares, fees under Account Service Plans borne exclusively by Class A and Institutional Shares (U.S. Mortgages and Investment Grade Credit Funds only) and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration, Separate Account Institutional and Service Shares. The

Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus and “Other Information Regarding Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed in the Funds’ Prospectuses.
     Except for the U.S. Mortgages and Investment Grade Credit Funds, Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers. Institutional Shares of the U.S. Mortgages Fund and Investment Grade Credit Fund may be purchased at net asset value without a sales charge for accounts in the name of an institution that, directly or indirectly, provides certain account services to its customers including maintenance of account records and processing orders to purchase, redeem and exchange Institutional Shares. Institutional Shares of U.S. Mortgages Fund and Investment Grade Credit Fund bear the cost of account service fees at the annual rate of up to 0.05% of the average daily net assets of a Fund attributable to Institutional Shares.
     Administration Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that provides certain account administration to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.
     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributed to Service Shares.
     Separate Account Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.
     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the NASD and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD. Class A Shares of U.S. Mortgages Fund and Investment Grade Credit Fund also bear the cost of account service fees at the annual rate of up to 0.05% of the average daily net assets of a Fund attributable to Class A Shares.
     Class B and Class C Shares of the Funds are sold subject to a contingent deferred sales charge (“CDSC”) through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% and 0.75%, respectively of the average daily net assets attributed to Class B and Class C Shares. Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.
     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Separate Account Institutional, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued, for the consideration described in the Funds’ Prospectuses shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting of the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.
     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of the Enhanced Income Fund: Institutional Shares; Illumina Inc., 9885 Towne Centre Drive, San Diego, CA 92121-1975 (15.31%); Institutional Shares, University of Notre Dame, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, NY 10005-3500 (15.74%); Institutional Shares, NFS LLC FEBO, The Northern Trust Company, FBO Account, P.O. Box 92956, Chicago, IL 60675-2956 (12.08%); Institutional Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops, 85 Broad St., New York, NY 10004-2434 (6.37%).
     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of the Ultra-Short Duration Government Fund: Institutional Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops, 85 Broad Street, New York, NY 10004-2434 (12.36%); Institutional Shares, Watertown Savings Bank, 60 Main St., Watertown, MA 02472-4422 (9.86%); Class A Shares, Charles Schwab & Co., Inc., Special Custody Acct for the Benefit of Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122 (5.77%).
     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of the Short Duration Government Fund: Institutional Shares, State Street Bank & Trust Co. Cust, GS Trust-Balanced Strategy Short Duration Fund, P.O. Box 1713, Boston, MA 02105-1713 (12.29%); Institutional Shares, Goldman, Sachs & Co., c/o Mutual Funds Ops, 85 Broad St., New York, NY 10004-2434 (15.58%); Class A Shares, HUBCO, Regions Financial Corporation, Attn: Trust Operations, 2nd Floor, 298 W. Valley Ave., Birmingham, AL 35209-4816 (5.65%).

     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of the Short Duration Tax-Free Fund: Institutional Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops, 85 Broad St., New York, NY 10004-2434 (6.59%); Institutional Shares, Charles Schwab & Co., Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 9601 E. Panorama Circle, Englewood, CO 80112-3441 (5.57%).
     As of January 31, 2006, the following entity owned of record or beneficially 5% or more of the outstanding shares of the Government Income Fund: Institutional Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops, 85 Broad St., New York, NY 10004-2434 (6.52%).
     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of the Municipal Income Fund: Class A Shares, Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy., Maryland Hts., MO 63043-3009 (15.65%); Institutional Shares, A.G. Edwards Trust Company FSB, FBO Trust Clients, Attn: Operations, P.O. Box 66734, Saint Louis, MO 63166-6734 (5.82%); Institutional Shares, Compass Bank, Attn: Trust Oper 3rd Level S, P.O. Box 10566, Birmingham, AL 35296-0566 (7.72%); Institutional Shares, Compass Bank, Attn: Trust Oper 3rd Level S, P.O. Box 10566, Birmingham, AL 35296-0566 (5.57%).
     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of the California Municipal Fund: Class A Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops, 85 Broad St., New York, NY 10004-2434 (21.56%); Class A Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops, 85 Broad St., New York, NY 10004-2434 (6.76%); Class A Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops, 85 Broad St., New York, NY 10004-2434 (5.19%).
     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of the New York Municipal Fund: Institutional Shares, Goldman Sachs Seed Account, Attn: IMD Controllers, 701 Mount Lucas Rd., Princeton, NJ 08540-1911 (65.58%); Class A Shares, Goldman, Sachs & Co., c/o Mutual Funds Ops, 85 Broad St., New York, NY 10004-2434 (6.18%).
     As of January 31, 2006, the following entities owned of record or beneficially more than 5% or more of the outstanding shares of the Global Income Fund: Class A Shares, Charles Schwab & Co., Inc. Special Custody Acct., for Benefit of Customers, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (12.71%); Institutional Shares: State Street Bank & Trust Co. Cust., FBO Goldman Sachs Balanced Strategy Omnibus A/C — Global Income Fund, P.O. Box 1713, Boston, MA 02105-1713 (5.31%); Institutional Shares, State Street Bank & Trust Co. Cust., FBO Goldman Sachs Growth & Income Strategy Omnibus A/C Global Income, P.O. Box 1713, Boston, MA 02105-1713 (29.58%); Institutional Shares, State Street Bank & Trust Co. Cust., FBO Goldman Sachs Growth Strategy Omnibus A/C — Global Income Fund, P.O. Box 1713, Boston, MA 02105-1713 (6.52%).
     As of January 31, 2006, the following entity owned of record or beneficially 5% or more of the outstanding shares of the High Yield Municipal Fund: Institutional Shares, Microsoft Capital Group LP, 1 Microsoft Way, Redmond, WA 98052-8300 (5.92%).
     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of the High Yield Fund: Class A Shares, Edward Jones & Co., Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy., Maryland Hts., MO 63043-3009 (9.98%); Class A Shares, Charles Schwab & Co., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122 (6.20%).
     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of Emerging Markets Debt Fund: Class A Shares, IMS & Co., For the Exclusive Benefit

of Various IMS Customers, P.O. Box 173877, Denver, CO 80217-3877 (7.51%); Institutional Class, State Street Bank & Trust Co. Cust., GS Trust — Growth & Income Strategy, P.O. Box 1713, Boston, MA 02105-1713 (23.27%); Institutional Class, State Street Bank & Trust Co. Cust., GS Trust — Growth Strategy, P.O. Box 1713, Boston, MA 02105-1713 (17.08%); Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (5.51%); Class A Shares, Charles Schwab & Co., Inc., Special Custody Account for the Benefit of Customers, attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (5.28%).
     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of U.S. Mortgages Fund: Institutional Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops., 85 Broad Street, New York, NY 10004-2434 (7.33%); Institutional Shares, SOMPO Japan Insurance Co. of America, Attn: Tammy Van Dunk, Two World Financial Center, 43rd Fl., 225 Liberty St., New York, NY 10281-1008 (6.90%); Separate Account Institutional Shares: Bakery Workers Fund, c/o GSAM, Attn: Seth Healy, 32 Old Slip, Fl. 31, New York, NY 10005-3500 (21.55%); Separate Account Institutional Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops, 85 Broad St., New York, NY 10004-2434 (7.27%).
     As of January 31, 2006, the following entities owned of record or beneficially 5% or more of the outstanding shares of Investment Grade Credit Fund: Separate Account Institutional Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops., 85 Broad Street, New York, NY 10004-2434 (7.80%); Separate Account Institutional Shares, Goldman, Sachs & Co., c/o Mutual Fund Ops., 85 Broad St., New York, NY 10004-2434 (11.74%).
     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office; or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or series affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
     Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
NET ASSET VALUE
     In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such earlier or later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, for which accurate market quotations are readily available, other than money market instruments, are valued via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a recognized pricing service. Securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to be inaccurate, will be valued based on bid-side broker quotations. Securities for which the custodian bank is unable to obtain an external price as provided above or with respect to which the Investment Adviser believes an external price does not reflect accurate market values, will be valued by the Investment Adviser in good faith based on valuation models that take into account spread and daily yield changes on government securities (i.e., matrix pricing). Other securities are valued as follows: (i) overnight repurchase agreements will be valued at cost; (ii) term repurchase agreements (i.e., those whose maturity exceeds seven days) and swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (iii) debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (iv) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealers in such contracts); (v) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded if accurate quotations are readily available; and (vi) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.
     Other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Funds’ investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers. If accurate market quotations are not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees.
     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.
     The Trust has adopted a policy to handle certain NAV related errors occurring in the operation of the Funds, and under certain circumstances neither the Funds nor shareholders who purchase or sell shares during periods that errors accrue or occur may be recompensed in connection with the resolution of the error.

TAXATION
     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.
General
     Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.
     There are certain tax requirements that each Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income (including tax exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.
     Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the principal business of the Core Fixed Income Fund, Global Income Fund, High Yield Fund and Emerging Markets Debt Fund in investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fixed Income Fund, Global Income Fund, High Yield Fund and Emerging Markets Debt Fund or anticipated to be acquired may not qualify as “directly related” under these tests.
     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax exempt interest income, if any, over certain disallowed deductions (“net tax exempt interest”). A Fund may retain for investment its “net capital gain” (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Enhanced Income, Core Fixed Income Fund, Global Income Fund, High Yield Fund, and Emerging Markets Debt Fund and may therefore make it more difficult for these Funds to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, these Funds generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. On October 31, 2005 the Funds had the following amounts of capital loss carryforwards:

		Years of
	Amount	Expiration
Enhanced Income Fund	$7,623,029	2009
	65,331,932	2010
	7,471,508	2012

Ultra-Short Duration Government Fund	304,645	2006
	1,739,320	2007
	2,563,050	2008
	55,038,717	2010
	55,920,321	2011
	24,528,394	2012
	7,818,636	2013

Short Duration Government Fund	3,752,449	2007
	2,289,664	2008
	2,403,563	2011
	9,994,195	2012
	10,870,073	2013

		Years of
	Amount	Expiration
Short Duration Tax-Free Fund	183,057	2007
	1,858,014	2008
	2,563,121	2012
	3,111,684	2013

Government Income Fund	—	—

Municipal Income Fund	736,796	2007
	3,726,522	2008
	872,080	2011
	873,613	2012

California Municipal Fund(1)	—	—

New York Municipal Fund(1)	—	—

U.S. Mortgages Fund	936,116	2013

Core Fixed Income Fund	—	—

Investment Grade Credit Fund	419,692	2013

Global Income Fund	26,255,374	2010
	28,737,453	2011
	1,611,665	2012

High Yield Municipal Fund	3,914,571	2011
	23,410,699	2012

High Yield Fund	3,216,115	2011

Emerging Markets Debt Fund	—	—

(1)	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005.
     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.
     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.
     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month that are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.
     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay “tender fees” or other fees for the various features provided.
     The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax exempt interest received by a regulated investment company with respect to such obligations will be tax exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear.
     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, and Emerging Markets Debt Fund. Under these rules, foreign exchange gain or loss realized by these Funds with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fixed Income Fund’s, Investment Grade Credit Fund’s, Global Income Fund’s, High Yield Fund’s or Emerging Markets Debt Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his or her shares and, once such basis is exhausted, generally giving rise to capital gains.
     Enhanced Income, Core Fixed Income, Investment Grade Credit, Global Income, High Yield, and Emerging Markets Debt Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of Investment Grade Credit Fund’s, Global Income Fund’s or Emerging Markets Debt Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund will generally qualify to file an election with the IRS pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. These Funds may or may not make this election for any particular taxable year. Enhanced Income, Core Fixed Income and High Yield Funds will not satisfy the 50% requirement described above and, therefore, will not make this election. Enhanced Income, Core Fixed Income and High Yield Funds and, if they do not make the election, Global Income, Emerging Markets Debt and Investment Grade Credit Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.
     If Global Income Fund, Emerging Markets Debt Fund or Investment Grade Credit Fund make this election, their shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if these Funds makes the election referred to above.
     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income, Emerging Markets Debt or Investment Grade Credit Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his or her entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by these will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of Global Income, Emerging Markets or Investment Grade Credit Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.
     Shareholders who are not liable for U.S. federal income taxes, including tax exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Investment Grade Credit, Global Income or Emerging Markets Debt Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder’s pro rata share of qualified foreign income taxes paid by the Fund; and (ii) the portion of Fund dividends which represents income from each foreign country.
     If Enhanced Income, Core Fixed Income, Investment Grade Credit, Global Income, High Yield or Emerging Markets Debt Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Enhanced Income, Core Fixed Income, Investment Grade Credit, Global Income, High Yield and Emerging Markets Debt Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.
     A Fund’s investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “mark-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.
     Investment in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payment received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.
     The federal income tax rules applicable to mortgage dollar rolls and interest rate, currency and total return swaps, options on swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.
Taxable U.S. Shareholders — Distributions
     Tax Exempt Funds. Each Tax Exempt Fund expects to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax exempt obligations and the value of a Tax Exempt Fund’s portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within 60 days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax exempt income is required to report such income on his or her federal income tax return. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.
     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase private activity bonds, the interest from which (including a Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable.
     The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Funds would not be suitable for tax exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax exempt and, therefore, would not gain any additional benefit from the Funds’ dividends being tax exempt. In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders. A shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section

103(a) if such shareholder would be treated as a “substantial user” under Section 147(a)(1) with respect to some or all of the tax exempt obligations held by a Tax Exempt Fund.
     All Funds. Distributions from investment company taxable income, whether reinvested in additional shares or paid in cash, as defined above, are generally taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. However, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. Taxable distributions include distributions from any Fund, including the Tax Exempt Funds, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate, currency, total return swaps, options on swaps, caps, floors and collars, and a portion of the discount from certain stripped tax exempt obligations or their coupons; or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund’s net capital gain, as defined above, may be designated by the Fund as a “capital gain dividend,” taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.
     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund’s dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder’s shares and may give rise to or increase its liability for federal corporate alternative minimum tax.
     Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder’s basis in his or her shares and, after the shareholder’s basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his or her shares as capital assets.
     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.
     After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of a Tax Exempt Fund for such Fund’s full taxable year may have designated as tax exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Taxable U.S. Shareholders — Sale of Shares
     When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statements for the period that it held shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year, and short-term otherwise, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of the Tax Exempt Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. The long-term capital gain rate applicable to individuals, estates, and trusts is generally 15%.
Backup Withholding
     Each Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the specified rate of 28% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number (“TIN”) and with certain required certifications or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from a Tax Exempt Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to a shareholder’s account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. In addition, non-U.S. shareholders will be required to provide the Fund with the proper IRS Form W-8 or appropriate substitute (as discussed below) in order to avail themselves of this withholding tax exemption. Investors should consult their tax advisers about the applicability of the backup withholding provisions.
Sunset of Tax Provisions
     Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.
Non-U.S. Shareholders
     The foregoing discussion relates solely to U.S. federal income tax law as it applies to “U.S. persons” (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Distributions attributable to a Fund’s taxable year beginning before January 1, 2005 or after December 31, 2007 from investment company taxable income to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the distributions are effectively connected with a U.S. trade or business of the shareholder, in which case the distributions will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Under recent changes to the Code, for distributions attributable to a Fund’s taxable year beginning after December 31, 2004 and before January 1, 2008, non-U.S. shareholders generally will not be subject to withholding tax on distributions attributable to “portfolio interest” or short-term capital gains unless (1) the distributions are effectively connected with a U.S. trade or business of the shareholder, or (2) with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met.
     Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Investment Grade Credit Fund, Global Income Fund or Emerging Markets Debt Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8 BEN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at the specified rate of 28% on dividends (including on capital gain dividends) and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.
State and Local Taxes
     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters. See also the discussion below of applicable provisions of California and New York law.
     California State Taxation. The following discussion of California tax law assumes that the California Municipal Fund will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The California Municipal Fund intends to qualify for each taxable year under California law to pay “exempt-interest dividends” which will be exempt from the California State personal income tax.
     Individual shareholders of the California Municipal Fund who reside in California will not be subject to California State personal income tax on distributions received from the Fund to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California State personal income tax provided that the Fund satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California law.
     Distributions from the California Municipal Fund which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Distributions other than exempt-interest dividends are includible in income subject to the California alternative minimum tax.
     Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate shareholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includible in income subject to the alternative minimum tax.
     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the California Municipal Fund will not be deductible for California State personal income tax purposes.

     New York City and State Taxation. Individual shareholders who are residents of New York State will be able to exclude for New York State personal income tax purposes the portion of any New York Municipal Fund dividend that is properly designated as an exempt-interest dividend and that is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the New York Municipal Fund are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the New York Municipal Fund is not deductible for New York State or New York City personal income tax purposes. Distributions from the New York Municipal Fund that are attributable to sources other than those described in this paragraph will generally be taxable to such shareholders as ordinary income. In addition dividends paid by the New York Municipal Fund may be subject to New York franchise and corporate income taxes.
     Long-term capital gains, if any, that are distributed by the New York Municipal Fund and are properly designated as capital gain dividends will be treated as capital gains for New York State and New York City personal income tax purposes in the hands of New York State and New York City residents.
PERFORMANCE INFORMATION
     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.
     Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for 12 months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.
     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund’s tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund’s tax exempt yield by one minus a stated federal and/or state tax rate.
     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.
     Average annual total return (Before Taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Average annual total return (After Taxes on Distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).
     Average annual total return (After Taxes on Distributions and Redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.
     The Service Shares of Global Income Fund commenced operations on March 12, 1997; the Service Shares of Government Income and Municipal Income Funds commenced operations on August 15, 1997. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from the class’s inception date (August 2, 1991, February 10,1993 and July 20, 1993, respectively) to the inception dates of the Service Shares. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class

A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses actually incurred by the Fund. These expenses include any asset-based sales charges (i.e., fees under distribution and service plans) imposed and other operating expenses. The difference in fees between Service Shares and Class A Shares may impact performance ratings and rankings for a class of shares. Total return quotations are calculated pursuant to SEC-approved methodology.
     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.
     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. An after-tax total return for a Fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of a Fund’s total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources. Any performance information which is based on a Fund’s net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. A Fund’s performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Fund.
     Performance data is based on historical results and is not intended to indicate future performance. Total return, 30-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption.
     Performance quotations will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, the performance of each class of shares of a Fund will differ.
PROXY VOTING
     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.
     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.
     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at http://www.gs.com/funds and on the SEC’s website at http://www.sec.gov.

PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates own assets, and are not an additional charge to the Funds or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Funds described in the Funds’ Prospectuses and this Additional Statement, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses.
     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fee” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund Shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives, and sales persons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (including particular classes of Funds’ shares), target markets, customer relationships, quality of service and industry reputation.
     For the fiscal year ended October 31, 2005, the Investment Adviser, distributor and their affiliates made Additional Payments out of their own assets to approximately 115 Intermediaries. During the fiscal year ended October 31, 2005, the Investment Adviser, distributor and their affiliates paid to Intermediaries approximately $39 million in Additional Payments (including payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust (including the Funds included in this Additional Statement).
     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based on, at least in part, the level of compensation paid. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the payments they receive and any potential conflicts of interest.
     Please contact your Intermediary if you have a question about whether your Intermediary receives the Additional Payments described above. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of shareholders and its service providers. The policy provides that neither a Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.
     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisor’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel- Drinker Biddle & Reath LLP, the Funds’ financial printer- Bowne, and the Funds’ proxy voting service- ISS. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
     The Goldman Sachs equity funds currently intend to publish on the Trust’s website (http://www.gs.com/funds) complete portfolio holdings for each equity fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Goldman Sachs equity funds intend to publish on their website month-end top ten holdings subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. The Funds described in this Additional Statement currently intend to publish complete portfolio holdings on their website as of the end of each fiscal quarter, subject to a thirty calendar day lag, and to post selected holdings information monthly on a ten calendar day lag. The Financial Square Prime Obligations Fund, Financial Square Money Market Fund, Institutional Liquid Assets Prime Obligations Portfolio and Institutional Liquid Assets Money Market Portfolio publish their holdings as of the end of each month subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. The other Financial Square and Institutional Liquid Assets money market funds publish their holdings as of the end of each calendar quarter subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.
     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this Additional Statement, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90- day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.
FINANCIAL STATEMENTS
The audited financial statements and related report of Ernst & Young LLP, independent registered public accounting firm, contained in each Fund’s Annual Report are hereby incorporated by reference. The audited financial statements in each Fund’s 2005 Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. A copy of the 2005 Annual Report may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectus. No other portions of the Funds’ Annual Report are incorporated herein by reference. The California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005. The semi-annual report for the California Municipal Fund and New York Municipal Fund for the fiscal period ended April 30, 2006 will become available in June 2006.
OTHER INFORMATION REGARDING PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)
     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.
Other Purchase Information/Sales Charge Waivers
     Class A Shares of the Funds may be sold at NAV without payment of any sales charge to state-sponsored 529 college savings plans. The sales charge waivers on the Funds’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.
     If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation — (Class A)
     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A, Class B and/or Class C Shares (acquired by purchase or exchange) of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the same Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of $100,000 or more). Class A, Class B and/or Class C Shares of the Funds and Class B and/or Class C Shares of any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children; and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Funds’ shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C shares of the Goldman Sachs Funds totals the requisite aggregate amount as described in the Prospectuses.
Statement of Intention — (Class A)
     If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Enhanced Income and Ultra-Short Duration Government Funds and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds), not counting reinvestments of dividends and distributions, of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within 90 days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.
Cross-Reinvestment of Dividends and Distributions
     Shareholders may receive dividends and distributions in additional shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or shares of the same class of other mutual funds sponsored by Goldman Sachs (the “Goldman Sachs Funds”) or ILA Service Shares of the Prime Obligations Fund or the Tax Exempt Diversified Fund, if they hold Class A Shares of a Fund, or ILA Class B or Class C Shares of the Prime Obligations Fund, if they hold Class B or Class C Shares of a Fund (the “ILA Funds”).
     A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
     A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Class C Exchanges
     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.
Systematic Withdrawal Plan
     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income.

If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.
Offering Price of Class A Shares
     Class A Shares of Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal, High Yield, Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, California Municipal and New York Municipal Funds are sold at a maximum sales charge of 4.5%, Enhanced Income Fund and Ultra-Short Duration Government Fund at 1.5% and Short Duration Government and Short Duration Tax-Free Funds at 2%. Using the offering price as of October 31, 2005, the maximum offering price of the Class A shares of each Fund’s shares would be as follows:

	Net Asset	Maximum	Offering Price
Fund	Value	Sales Charge	to Public
Enhanced Income Fund	$9.68	1.5%	$9.83
Ultra-Short Duration Government Fund	$9.27	1.5%	$9.41
Short Duration Government Fund	$9.65	2.0%	$9.85
Short Duration Tax-Free Fund	$10.20	2.0%	$10.41
Government Income Fund	$14.57	4.5%	$15.26
Municipal Income Fund	$15.59	4.5%	$16.32
California Municipal Fund	$10.00	4.5%	$10.45
New York Municipal Fund	$10.00	4.5%	$10.45
U.S. Mortgages Fund	$9.82	4.5%	$10.28
Core Fixed Income Fund	$9.87	4.5%	$10.34
Investment Grade Credit Fund	$9.93	4.5%	$10.40
Global Income Fund	$13.25	4.5%	$13.87
High Yield Municipal Fund	$11.11	4.5%	$11.63
High Yield Fund	$7.81	4.5%	$8.18
Emerging Markets Debt Fund	$11.75	4.5%	$12.30

*	The California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005 and the maximum offering price is based on the Funds’ initial net asset value per share.
     The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Funds’ Prospectuses is only shown to one decimal place (e.g., 4.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (4.53%) or somewhat lesser (4.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.

Class B Contingent Deferred Sales Charge- Shares Received in Connection with the Expedition Funds’ Reorganization
Former Class B shareholders of the Expedition Investment Grade Bond Fund or Expedition Tax-Free Investment Grade Bond Fund who received Class B Shares of the Goldman Sachs Core Fixed Income or Goldman Sachs Municipal Income Fund in connection with the reorganization of the Expedition Funds into the Trust will be charged a contingent deferred sales charge (a “CDSC”) on those Goldman Sachs Fund Class B Shares based on the CDSC schedule set forth below. Goldman Sachs Fund Class B Shares purchased by former Expedition Fund shareholders after the effective time of the Expedition Fund reorganization will be charged CDSCs according to the Goldman Sachs Fund CDSC schedule set forth in the Prospectuses.

CDSC as a Percentage of Dollar Amount
Year since Purchase	Subject to CDSC
First	4.00%
Second	3.00%
Third	3.00%
Fourth	2.00%
Fifth	1.00%
Sixth	0.00%
Seventh	0.00%
Eighth	0.00%
Class B Shares will automatically convert to Class A Shares after eight years.
DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares and Class C Shares Only)
     Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide — Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in either Class A, Class B or Class C Shares when investing in the Funds. In addition, the distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.
     The Plans for each Fund were most recently approved on June 16, 2005 (and August 4, 2005 for the California Municipal and New York Municipal Funds) by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.
     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.75% per annum of a Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Fund.
     Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund’s average daily net assets attributable to Class A, Class B or Class C Shares. With respect to Class

A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.
     Currently, Goldman Sachs has voluntarily agreed not to impose a portion of the distribution and service fees, pursuant to the Plan equal to 0.15% of the average daily net assets attributable to Class B Shares of the Short Duration Government and Short Duration Tax-Free Funds. Goldman Sachs may modify or discontinue such limitation in the future at its discretion.
     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B and Class C Shares.
     Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
     The Plans will remain in effect until June 30, 2006 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and affected share class but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C shareholders.

For the fiscal years ended October 31, 2005, 2004 and 2003, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class A Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
Fund	October 31, 2005	October 31, 2004	October 31, 2003
Enhanced Income Fund
With fee waivers	$244,838	$616,631	$1,566,094
Without fee waivers	244,838	616,631	1,566,094

Ultra-Short Duration Government Fund
With fee waivers	628,901	1,266,373	2,709,156
Without fee waivers	628,901	1,266,373	2,709,156

Short Duration Government Fund
With fee waivers	784,506	739,575	741,540
Without fee waivers	784,506	739,575	741,540

Short Duration Tax-Free Fund
With fee waivers	433,600	486,053	440,031
Without fee waivers	433,600	486,053	440,031

Government Income Fund
With fee waivers	1,515,352	1,069,521	777,036
Without fee waivers	1,515,352	1,069,521	777,036

Municipal Income Fund
With fee waivers	559,881	421,454	355,113
Without fee waivers	559,881	421,454	355,113

California Intermediate Municipal Fund(1)
With fee waivers	—	—	—
Without fee waivers	—	—	—

New York Municipal Fund(1)
With fee waivers	—	—	—
Without fee waivers	—	—	—

U.S. Mortgages Fund(2)
With fee waivers	23,041	3,616	—
Without fee waivers	23,041	3,616	—

Core Fixed Income Fund
With fee waivers	1,523,050	1,154,947	977,764
Without fee waivers	1,523,050	1,154,947	977,764

Investment Grade Credit Fund(2)
With fee waivers	9,033	1,644	—
Without fee waivers	9,033	1,644	—

	Fiscal year ended	Fiscal year ended	Fiscal year ended
Fund	October 31, 2005	October 31, 2004	October 31, 2003
Global Income Fund
With fee waivers	428,181	777,008	1,269,918
Without fee waivers	428,181	777,008	1,269,918

High Yield Municipal Fund
With fee waivers	4,633,552	3,087,608	1,896,357
Without fee waivers	4,633,552	3,087,608	1,896,357

High Yield Fund
With fee waivers	2,669,899	$3,421,768	$3,615,764
Without fee waivers	2,669,899	3,421,768	3,615,764

Emerging Markets Debt Fund(3)
With fee waivers	35,893	9,488	80
Without fee waivers	35,893	14,200	160

[1]	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005.

[2]	U.S. Mortgages Fund and Investment Grade Credit Fund commenced operations on November 3, 2003.

[3]	Emerging Markets Debt Fund commenced operations on August 29, 2003.
     During the fiscal year ended October 31, 2005, Goldman Sachs incurred the following distribution expenses under the Class A Plan on behalf of Enhanced Income, Ultra-Short Duration Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Investment Grade Credit, Global Income, High Yield Municipal, High Yield and Emerging Markets Debt Funds.

				Printing and
		Compensation	Allocable	Mailing of
		and Expenses of	Overhead,	Prospectuses to	Preparation and
		the Distributor	Telephone and	Other than	Distribution of
	Compensation	and Its Sales	Travel	Current	Sales Literature
Fund(1)	to Dealers(2)	Personnel	Expenses	Shareholders	and Advertising
Enhanced Income Fund	$16,755	$316,484	$9,387	$614	$961

Ultra-Short Duration Government Fund	414,496	1,058,317	97,407	6,374	9,967

Short Duration Government Fund	895,010	609,488	61,267	4,009	6,269

Short Duration Tax-Free Fund	225,713	476,794	21,499	1,407	2,200

Government Income Fund	1,651,756	1,174,050	137,291	8,984	14,048

Municipal Income Fund	252,683	558,379	27,863	1,823	2,851

U.S. Mortgages Fund	6,512	18,559	73	5	7

Core Fixed Income Fund	827,784	1,444,260	79,519	5,204	8,137

Investment Grade Credit Fund	238	11,289	135	9	14

Global Income Fund	384,588	479,497	48,791	3,193	4,993

High Yield Municipal Fund	923,130	4,948,087	115,593	7,564	11,828

High Yield Fund	1,577,722	3,289,301	230,904	15,110	23,627

Emerging Markets Debt Fund	36,711	43,094	1,314	86	134

[1]	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005. Therefore, no information is available for this period.

[2]	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of eighteen months; amounts presented above reflect amortization expense recorded during the period presented.

For the fiscal years ended October 31, 2005, 2004 and 2003, each Fund paid Goldman Sachs the following distribution and service fees under the Class B Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
Fund(1)	October 31, 2005	October 31, 2004	October 31, 2003
Short Duration Government Fund With fee waivers	$262,150	$373,054	$471,878
Without fee waivers	308,412	438,887	555,152

Short Duration Tax-Free Fund With fee waivers	30,541	55,106	51,561
Without fee waivers	35,930	63,372	60,658

Government Income Fund With fee waivers	288,247	373,456	521,718
Without fee waivers	288,247	373,456	521,718

Municipal Income Fund With fee waivers	142,198	146,728	162,721
Without fee waivers	142,198	146,728	162,721

Core Fixed Income Fund With fee waivers	307,311	345,533	390,869
Without fee waivers	307,311	345,533	390,869

Global Income Fund With fee waivers	282,519	344,027	389,596
Without fee waivers	282,519	344,027	389,596

High Yield Municipal Fund With fee waivers	488,661	468,022	438,715
Without fee waivers	488,661	468,022	438,715

High Yield Fund With fee waivers	1,087,680	998,441	778,596
Without fee waivers	1,087,680	998,441	778,596

(1)	Enhanced Income Fund, Ultra-Short Duration Government Fund, California Municipal Fund, New York Municipal Fund, Emerging Markets Debt Fund, U.S. Mortgages Fund and Investment Grade Credit Fund currently do not offer Class B Shares.

During the fiscal year ended October 31, 2005, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan on behalf of each of the following Funds:

					Preparation
		Compensation		Printing and	and
		and Expenses	Allocable	Mailing of	Distribution
		of the	Overhead,	Prospectuses	of Sales
		Distributor and	Telephone	to Other than	Literature
	Compensation	Its Sales	And Travel	Current	And
Fund	To Dealers(1)	Personnel	Expenses	Shareholders	Advertising
Short Duration Government Fund	$85,564	$125,949	$16,061	$1,051	$1,643

Short Duration Tax-Free Fund	19,836	14,756	1,820	119	186

Government Income Fund	428,787	(5,536)	(521)	(34)	(53)

Municipal Income Fund	169,801	22,344	3,185	208	326

Core Fixed Income Fund	388,708	33,191	6,312	413	646

Global Income Fund	417,607	44,429	7,153	468	732

High Yield Municipal Fund	575,022	(15,991)	585	38	60

High Yield Fund	1,318,376	222,452	34,566	2,262	3,537

[1]	Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.

For the fiscal years ended October 31, 2005, 2004 and 2003, each Fund paid Goldman Sachs the following distribution and service fees under the Class C Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
Fund(1),(2)	October 31, 2005	October 31, 2004	October 31, 2003
Short Duration Government Fund
With fee waivers	$729,675	$1,062,497	$1,264,238
Without fee waivers	729,675	1,062,497	1,264,238

Short Duration Tax-Free Fund
With fee waivers	131,504	241,008	313,994
Without fee waivers	131,504	241,008	313,994

Government Income Fund
With fee waivers	199,162	218,004	264,919
Without fee waivers	199,162	218,004	264,919

Municipal Income Fund
With fee waivers	69,170	53,688	56,189
Without fee waivers	69,170	53,688	56,189

Core Fixed Income Fund
With fee waivers	234,552	250,090	237,261
Without fee waivers	234,552	250,090	237,261

Global Income Fund
With fee waivers	90,991	96,261	117,905
Without fee waivers	90,991	96,261	117,905

High Yield Municipal Fund
With fee waivers	708,413	522,692	368,303
Without fee waivers	708,413	522,692	368,303

High Yield Fund
With fee waivers	655,389	503,364	335,236
Without fee waivers	655,389	503,364	335,236

(1)	Enhanced Income Fund, Ultra-Short Duration Government Fund, Emerging Markets Debt Fund, U.S. Mortgages Fund and Investment Grade Credit Fund currently do not offer Class C Shares.

(2)	California Municipal Fund and New York Municipal Fund commenced operations on November 1, 2005. Therefore, no information is available for this period.

     During the fiscal year ended October 31, 2005, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan on behalf of each of the following Funds:

				Printing and
		Compensation	Allocable	Mailing of
		and Expenses of	Overhead,	Prospectuses to	Preparation and
		the Distributor	Telephone	Other than	Distribution of
	Compensation	and Its Sales	and Travel	Current	Sales Literature
Fund	to Dealer(1)	Personnel	Expenses	Shareholders	and Advertising
Short Duration Government Fund	$864,765	$152,428	$18,064	$1,182	$1,848

Short Duration Tax-Free Fund	144,606	21,055	2,428	159	248

Government Income Fund	190,672	34,488	4,349	285	445

Municipal Income Fund	83,254	12,120	1,831	120	187

Core Fixed Income Fund	238,431	58,057	7,430	486	760

Global Income Fund	97,621	22,516	2,614	171	267

High Yield Municipal Fund	710,713	140,189	17,287	1,131	1,769

High Yield Fund	727,978	142,214	17,384	1,138	1,779

[1]	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)
     Each Fund (other than the Enhanced Income Fund, Emerging Markets Debt Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, California Municipal Fund and New York Municipal Fund) has adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to its Service Shares which authorize it to compensate Service Organizations for providing personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, a Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements, the Service Organizations may perform some or all of the following services:
     (i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (b) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the Service Organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.
     (ii) Shareholder administration services, including: (a) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (b) establishing and maintaining or assist in establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (c) processing or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (d) receiving and transmitting or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (e) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (f) processing dividend payments on behalf of customers; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules.
     As compensation for such services, a Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.
     For the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, fees were paid by the Funds to Service Organizations under Servicing Agreements as follows.

	Fiscal year ended	Fiscal year ended	Fiscal year ended
Fund(1)	October 31, 2005	October 31, 2004	October 31, 2003
Ultra-Short Duration Government Fund	$232,632	$247,913	$342,986
Short Duration Government Fund	60,859	29,516	50,263
Short Duration Tax-Free Fund	273	295	917
Government Income Fund	63,252	45,244	61,303
Municipal Income Fund	1,658	1,555	1,115
Core Fixed Income Fund	146,994	100,161	122,639
Global Income Fund	2,694	2,817	4,567
High Yield Municipal Fund	—	—	—
High Yield Fund	7,442	5,381	3,424

(1)	Enhanced Income Fund, Emerging Markets Debt Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, California Municipal Fund and New York Municipal Fund currently do not offer Service Shares.
     The Funds have adopted the service plan but not the shareholder administration plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the service plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the service plan. The shareholder administration plan has not been adopted pursuant to Rule 12b-1 under the Act.
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Funds. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.
     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund’s Plans and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 16, 2005. The Enhanced Income Fund, Emerging Markets Debt Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, California Municipal Fund and New York Municipal Fund do not offer Service Shares. The Plans and Service Agreements will remain in effect until June 30, 2006, and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The service plan may not be amended (but the shareholder administration plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees who are not interested person of the Trust and who have no direct or indirect financial interest in the operation of the Plans and Service Agreements or by vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of such Trustees or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than 60 days’ written notice to any other party to the Service Agreements.
     The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust’s Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares.
ADMINISTRATION PLAN
(Administration Shares Only)
     The Enhanced Income Fund has adopted an administration plan (the “Plan”) with respect to its Administration Shares which authorizes it to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such Shares. Pursuant to the Plan, the Fund enters into agreements with Service Organizations which purchase Administration Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may agree to perform some or all of the following services: (i) act, directly or through an agent, as the shareholder of record and nominee for customers; (ii) maintain account records for customers who beneficially own Administration Shares of the Fund; (iii) receive and transmit, or assist in receiving and transmitting, funds for purchases and redemptions; (iv) provide facilities to answer questions and handle correspondence from customers regarding their accounts; and (v) issue, or assist in issuing, confirmations for transactions in shares by customers. As compensation for such services, the Fund will pay each Service Organization an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund attributable to or held in the name of such Service Organization.
     For the fiscal periods ended October 31, 2003, October 31, 2004 and October 31, 2005, fees of $48,643, $116,710 and $88,703 were paid by the Enhanced Income Fund under the Plan, respectively.
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of the Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Administration Shares of the Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.
     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plan and Service Agreements with respect to the Fund at a meeting called for the purpose of voting on such Plan and Service Agreements on June 16, 2005. The Plan and Service Agreements will remain in effect until June 30, 2006 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.
     Unless approved by the Board of Trustees in the manner described above, the Plan may not be amended to increase materially the amount to be spent for the services described therein and other material amendments of the Plan may not be made. The Plan may be terminated at any time by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements or by vote of a majority of the Fund’s outstanding Administration Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of such Trustees or by a vote of a majority of the outstanding Administration Shares of the Fund on not more than 60 days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Fund and the holders of its Administration Shares.
ACCOUNT SERVICE PLAN
(Class A and Institutional Shares Only)
     The U.S. Mortgages and Investment Grade Credit Funds have adopted account service plans (the “Plans”) with respect to their Class A and Institutional Shares which authorize them to compensate Goldman Sachs for providing certain account services, personal and account maintenance services, and other services performed and expenses incurred by Goldman Sachs that are intended to facilitate or improve the provision of account services and/or personal and account maintenance services of Authorized Dealers in the case of Class A Shares or Service Organizations in the case of Institutional Shares to their customers who are beneficial owners of such Shares (“Customers”).
     Account services under the Plans include, without limitation, (i) acting or arranging for another party to act, as recordholder and nominee of Class A or Institutional Shares beneficially owned by Customers; (ii) establishing and maintaining or assist in establishing and maintaining individual accounts and records with respect to Class A or Institutional Shares owned by each Customer; (iii) processing or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Class A or Institutional Shares; (iv) receiving and transmitting or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Class A or Institutional Shares; (v) providing services to Customers intended to facilitate or improve their understanding of the benefits and risks of a Fund to Customers; (vi) facilitating or assist in facilitating electronic or computer trading and/or processing in a Fund or providing or assist in providing electronic, computer or other information regarding a Fund to Customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules.
     Personal and account maintenance services under the Plans include, without limitation, (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for Prospectuses; (v) displaying and making Prospectuses available on the Authorized Dealers’ or Service Organizations’ premises; (vi) assisting Customers in completing application forms, selecting dividend and other account options and operating custody accounts with the Authorized Dealers or Service Organizations; and (vii) performing other related services which constitute “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules but do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act.
     As compensation for such services, each Fund will pay Goldman Sachs an account service fee in an amount up to 0.05% (on an annualized basis) of the average daily net assets of the Class A or Institutional Shares of such Fund. The Plans provide for account service fees to Goldman Sachs without regard to the expenses actually incurred by Goldman Sachs. If the fees exceed Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs will determine the amount (if any) of the account service fee to be paid to one or more Authorized Dealers in the case of Class A Shares or Service Organizations in the case of Institutional Shares. Payments to Authorized Dealers or Service Organizations will be subject to agreements entered into with Goldman Sachs (“Service Agreements”). In no event will the amount paid to Goldman Sachs or any Authorized Dealer under the Plan for Class A Shares and the Trust’s Class A Distribution and Service Plan for “personal and account maintenance services and expenses” exceed the maximum limit on “service fees” as those terms are defined in Section 2830 of the Conduct Rules of the NASD. For the fiscal year ended October 31, 2005 and the fiscal period ended October 31, 2004, the U.S. Mortgages and Investment Grade Credit Funds paid the following in fees pursuant to the Plans.

	Fiscal Year Ended		Fiscal Period ended
	October 31, 2005		October 31, 2004
Fund	Class A	Institutional	Class A	Institutional
U.S. Mortgages Fund	$4,608	$45,084	$727	$59,281
Investment Grade Credit Fund	$1,806	$1,105	$329	$5,345
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to an Authorized Dealer’s or Service Organization’s receipt of compensation paid by Goldman Sachs in connection with the investment of fiduciary assets in Class A or Institutional Shares of a Fund. Authorized Dealers and Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Class A or Institutional Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Class A or Institutional Shares on behalf of their Customers may be required to register as dealers.
     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements with respect to the Funds on June 16, 2005 in each instance at a meeting called for the purpose of voting on such Plan and Service Agreements. The Plans and related Service Agreements will remain in effect until June 30, 2006 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plans may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund’s Class A and Institutional Class. All material amendments of the Plans must be approved by the Trustees in the manner described above. A Plan may be terminated at any time by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and Service Agreements or by a vote of a majority of the outstanding Class A or Institutional Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of such Trustees or by a vote of a majority of the outstanding Class A or Institutional Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Class A and Institutional Shares.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” — The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.
     “A-3” — Obligor has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” — An obligation is more vulnerable to nonpayment than obligations rated “B”. The obligor currently has the capacity to meet its financial commitment on the obligation; however, adverse business, financial or economic conditions will likely impair the obligor’s capacity to meet its financial commitment on the obligation.
     “C” — Obligations are currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar actions taken but payments on this obligation are being continued.
     “R” — An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
     “D” — Obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The “D” rating category is used when the default will be a general default and the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when the obligor has selectively defaulted on a specific issue class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
     “N.R.” — An issuer designated N.R. is not rated.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key

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factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following:
     “P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
     “NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch Ratings, Inc. (“Fitch”) short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

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     “B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “RD” — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.
     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” — This designation indicates that Fitch does not publicly rate the issuer or issue in question.
     “Withdrawn” — A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
     “R-1 (low)” — Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often

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include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-2 (low)” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-3 (high),” “R-3 (middle),” “R-3 (low)” — Short-term debt rated “R-3” is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” — An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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     “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
     “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “N.R.” — Not rated.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” — Securities considered to be investment grade and of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — Securities considered to be investment grade and of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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     “BBB” — Securities considered to be investment grade and of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” — Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC,” “CC” and “C” — Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
     “RD” — Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” indicates that Fitch does not rate the issuer or issue in question.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” — Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

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     “A” — Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” — Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” - Long-term debt rated “BB” is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” — Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.
     (“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
Municipal Note Ratings
     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

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•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
     “MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.

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     “VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
A Standard & Poor’s issuer credit rating is a current opinion of an obligor’s overall capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer’s rating is not a recommendation to purchase, sell, or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
Fitch credit ratings are an opinion on the relative ability of an entity’s financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B
2005 ISS PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of the ISS proxy voting policy guidelines for 2005.
1. Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
•	Tenure of the audit firm

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•	Length of the rotation period advocated in the proposal

•	Significant audit-related issues

•	Number of audit committee meetings held each year

•	Number of financial experts serving on the committee
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
•	Insiders and affiliated outsiders on boards that are not at least majority independent

•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

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Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.
Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses

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Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.
Vote AGAINST a plan if the cost exceeds the allowable cap.

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Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
•	The plan expressly permits repricing of underwater options without shareholder approval; or

•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group
A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.
Director Compensation
Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:
•	Stock ownership guidelines (a minimum of three times the annual cash retainer)

•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

•	Balanced mix between cash and equity

•	Non-employee directors should not receive retirement benefits/perquisites

•	Detailed disclosure of cash and equity compensation for each director
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

•	Treatment of surrendered options
Qualified Employee Stock Purchase Plans
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR qualified employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

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•	Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:
•	Broad-based participation
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
•	No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
Vote:
•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

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APPENDIX C
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.
Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.
     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.
     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.
     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.
     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.
     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.
     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.
     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.
     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.
     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.
     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

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     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.
     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.
     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.
     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

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Goldman, Sachs & Co.’s History of Excellence
1869
Is founded by Marcus Goldman
1882
Becomes a private partnership when Samuel Sachs joins the firm
1896
Joins New York Stock Exchange
1906
Takes Sears public
1925
Finances Warner Brothers to develop sound in movies
1933-69
Senior Partner Sidney J. Weinberg serves as adviser to five presidents: Roosevelt, Truman, Eisenhower, Kennedy, and Johnson
1956
Co-manages Ford’s initial public offering, the largest IPO to date
1985
Senior Partner John C. Whitehead named Deputy Secretary of State
1986
Takes Microsoft public
1988
Goldman Sachs Asset Management (GSAM) is established, formalizing the asset management capability that Goldman Sachs initiated in 1981 by managing money market funds for institutional clients; 50 employees
1990s
Investment Banking Division is #1 in M&A for seven years in the 1990s
1995
Senior Partner Robert E. Rubin named Treasury Secretary
1996
GSAM acquires CIN Management ($23 B)

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1997
Launches web site that delivers trading ideas, research reports, and analytical tools to clients worldwide
GSAM acquires Commodities Corp. ($1.6 B in Hedge Fund assets); Acquires Liberty Investment Management ($6B in growth assets)
1998
Takes ebay public
1999
Goldman, Sachs & Co. becomes a public company
2001
GSAM AUM pass $300B mark
2002
Advises and services 45% of the Forbes 400 1
Growth Team is awarded the year’s single largest U.S. institutional mandate
2003
Acquires The Ayco Company, L.P.; Announces it will combine Australian operation with JBWere to form Goldman Sachs JBWere

1.	Source: Forbes.com, October 2003. Reprinted by permission of Forbes Magazine© 2004 Forbes Inc.

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APPENDIX D
STATEMENT OF INTENTION
(applicable only to Class A Shares)
     If a shareholder anticipates purchasing within a 13-month period Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income, High Yield Municipal, High Yield, Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, California Municipal and New York Municipal Funds; $250,000 or more in the case of the Short Duration Government and Short Duration Tax-Free Funds; and $500,000 or more in the case of the Enhanced Income Fund and Ultra-Short Duration Government Fund, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 3, 2006, AS AMENDED JULY 12, 2006
Class A Shares
Class C Shares
Institutional Shares
GOLDMAN SACHS TENNESSEE MUNICIPAL FUND
(A portfolio of Goldman Sachs Trust)
Goldman Sachs Trust
71 South Wacker Drive, Suite 500
Chicago, Illinois 60606
     This Statement of Additional Information (the “Additional Statement”) is not a prospectus. This Additional Statement describes the above-referenced series of Goldman Sachs Trust. This Additional Statement should be read in conjunction with the Class A, Class C and Institutional prospectuses of Goldman Sachs Tennessee Municipal Fund (the “Fund”), each dated January 3, 2006 (as supplemented), as they may be further amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions acting on behalf of their customers. The audited financial statements and related report of Deloitte & Touche LLP, independent registered public accounting firm for the Tennessee Tax-Free Portfolio of First Funds (the “Predecessor Fund”), contained in such Predecessor Fund’s 2005 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Fund’s Prospectus.
GSAM® is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN, SACHS & CO.
Investment Adviser	Distributor
32 Old Slip	85 Broad Street
New York, New York 10005	New York, NY 10004

GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive, Suite 500
Chicago, Illinois 60606
Toll free (in U.S.) .......800-621-2550
The date of this Additional Statement is January 3, 2006, as amended July 12, 2006.

INTRODUCTION
     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Tennessee Municipal Fund (referred to herein as the (“Tennessee Municipal Fund” or the “Fund”). The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Fund is authorized to issue three classes of shares: Class A Shares, Class C Shares and Institutional Shares. Additional series and classes may be added in the future from time to time.
     The Tennessee Municipal Fund is a newly organized fund that has been created to acquire the assets and liabilities of the Tennessee Tax-Free Portfolio of First Funds (the “Predecessor Fund”). The Predecessor Fund, for purposes of the reorganization, is considered the accounting survivor and accordingly, certain financial history of the Predecessor Fund is included in this statement of additional information.
     Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. In addition, Goldman Sachs serves as the Fund’s distributor and transfer agent. The Fund’s custodian is State Street Bank and Trust Company.
     Because the Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value, the Fund offers greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the Fund may invest. However, unlike certificates of deposit, shares of the Fund are not insured by the Federal Deposit Insurance Corporation.
     The following information relates to and supplements the description of the Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
     Experienced Management. Successfully creating and managing a portfolio of securities requires professionals with extensive experience. Goldman Sachs’ highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.
INVESTMENT OBJECTIVE AND POLICIES
     The Fund has a distinct investment objective and policies. There can be no assurance that the Fund’s objective will be achieved. The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Fund’s Prospectuses, which should be read carefully before an investment is made. The Fund’s investment objectives and all investment policies not specifically designated as fundamental may be changed without shareholder approval. However, as a matter of fundamental policy, under normal circumstances, at least 80% of the net assets plus any borrowings for

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investment purposes (measured at the time of purchase) (“Net Assets”) of the Fund will be invested in municipal obligations, the interest from which is exempt from regular income tax (i.e., excluded from gross income for federal income tax purposes). In addition, as a matter of fundamental policy, at least 80% of the Fund’s Net Assets will be invested, under normal circumstances, in instruments that pay income which is exempt from Tennessee State personal income tax. Additional information about the Fund, its policies, and the investment instruments it may hold is provided below.
     The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program.
     The following discussion supplements the information in the Fund’s Prospectuses.
Tennessee Municipal Fund
     The Fund is not a money market fund. The Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax and Tennessee State personal income tax and is consistent with preservation of capital. The Fund is appropriate for investors who seek to invest in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”) and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an “eligible” investment for the Fund is an auction rate Municipal Security. These securities generally have higher yields than money market Municipal Securities, but are, in many cases, not eligible investments for municipal money market funds.
     In addition, unlike a municipal money market fund, the Fund’s increased investment flexibility permits its portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.
     The Municipal Securities in which the Fund invests will be rated, at the time of purchase, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capability to pay interest and repay principal. The Fund will have a weighted average credit quality equal to A for securities rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
     Investors who wish to invest in Municipal Securities may find that a mutual fund structure offers some important advantages when compared to investing in individual Municipal Securities, including:
•	The ratings given to Municipal Securities by the rating organizations are difficult to evaluate. For example, some Municipal Securities with relatively low credit ratings have yields comparable to Municipal Securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

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•	Because of the relative inefficiency of the secondary market in Municipal Securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager; and

•	Market expertise is also an important consideration for municipal investors, and because the Fund may take relatively large positions in different securities, the Fund may be able to obtain more favorable prices in the Municipal Securities market than investors with relatively small positions.
DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
Municipal Securities
     Under normal circumstances, the Fund intends to invest primarily in Municipal Securities, the interest on which is exempt from regular federal income tax and Tennessee State personal income tax. These Municipal Securities may include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes and from Tennessee State personal income taxes, as applicable. The Fund may revise its definition of Municipal Securities in the future to include other types of securities that then exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes and from Tennessee State personal income taxes, as applicable, provided that investing in such securities is consistent with the Fund’s investment objective and policies. The Fund may also invest in taxable Municipal Securities.
     The yields and market values of Municipal Securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of Municipal Securities and economic and political conditions affecting such issuers. The yields and market prices of Municipal Securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of Municipal Securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
     Dividends paid by the Fund that are derived from interest paid on taxable Municipal Securities will be taxable to the Fund’s shareholders.
     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.
     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by

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the full faith and credit of the governmental issuer.
     The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.
     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.
     For the purpose of applying the Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.
     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including the Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.
     The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.
     While the Fund, under normal circumstances, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund.
     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s

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federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Fund and the Fund’s liquidity and value. In such an event the Board of Trustees would reevaluate the Fund’s investment objectives and policies.
     Municipal Leases, Certificates of Participation and Other Participation Interests. The Fund may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.
     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.
     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.
     The Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide the

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Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.
     Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.
     Tax-Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
     Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.
     Private Activity Bonds. The Fund may invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities,

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may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.
     Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Fund intends to manage its portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.
     Auction Rate Securities. The Fund may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities’ duration.
     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).
     The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Fund will indirectly bear its

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proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.
     Insurance. The Fund may invest in “insured” tax-exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of the Fund.
     The Fund may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.
     A secondary market insurance policy is purchased by an investor (such as the Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Fund may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Fund may directly purchase such a policy from insurers for bonds which are currently uninsured.
     An insured Municipal Security acquired by the Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by the Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Investment Adviser to be of comparable quality.
     Standby Commitments. In order to enhance the liquidity of Municipal Securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.
     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets the Fund’s quality standards, the Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.
     The Fund values Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining the Fund’s net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.
     The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-

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exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in its hands. There is no assurance that standby commitments will be available to the Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.
     Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in the Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.
U. S. Government Securities
     The Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     The Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).
Custodial Receipts and Trust Certificates
     The Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has

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entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
     Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Asset-Backed Securities
     Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
     The Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in

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asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage-backed securities. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.
Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
     The Fund may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of

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the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See “Taxation.”
Variable and Floating Rate Securities
     The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.
     The Fund may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund’s limitation on illiquid investments.
Corporate Debt Obligations
     The Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The Investment Adviser continually monitors the investments in the Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.
Commercial Paper and Other Short-Term Corporate Obligations
     The Fund may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

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Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
Trust Preferreds
     The Fund may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.
Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars
     The Fund may enter into interest rate, credit and total return swaps. The Fund may also enter into interest rate caps, floors and collars. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.
     Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or security or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

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     A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return and credit swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return and credit swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return and credit swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return or credit swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
     A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.
     To the extent that the Fund’s potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidelines, the Fund and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
     The Fund will not enter into any interest rate or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, caps, floors and collars.
     The use of interest rate, credit and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency

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exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
     In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Options on Securities and Securities Indices
     Writing Covered Options. The Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. The Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or the Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     All call and put options written by the Fund are “covered.” In the case of a call option, the option is “covered” if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if the Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A Fund also may cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. A put option is also covered if the Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the

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exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
     The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
     The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.
     The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
     Purchasing Options. The Fund may purchase put and call options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. In addition, the Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
     The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively

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benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.
     The Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
     The Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
     Yield curve options written by the Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.
     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

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     Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.
     Transactions by the Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients or the Fund’s Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Futures Contracts and Options on Futures Contracts
     The Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices and any other financial instruments and indices. Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. The Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.
     Futures contracts entered into by the Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single

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stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.
     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.
     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this

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volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, the Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
     Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.
     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and may require the Fund to segregate cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options. A Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets, or by other means, in any manner permitted by applicable law.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions will be

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impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
     Perfect correlation between the Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on specific fixed-income securities or specific currencies are not available. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.
Combined Transactions
     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate and other swap transactions and any combination of futures, options, and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Convertible Securities
     The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

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     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that the Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.
Lending of Portfolio Securities
     The Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral).
     The Fund’s Board of Trustees has approved the Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Fund has retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Fund. For these services the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions. The lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities and which pay the Investment Adviser or its affiliates for these services. The Fund’s Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Fund’s securities lending program, subject to certain conditions.

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Restricted and Illiquid Securities
     The Fund may purchase securities that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (“1933 Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. However, the Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless based upon a review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of the Fund’s portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.
     The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.
When-Issued and Forward Commitment Securities
     The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. The Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Other Investment Companies
     The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may neither invest more than 5% of its total assets in the securities of any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Fund may invest in money market funds for which the Investment Adviser or any of its affiliates serves as

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investment adviser, administrator and/or distributor. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees and other expenses paid by the Fund. However, to the extent that the Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to the Investment Adviser or its affiliates. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Repurchase Agreements
     The Fund may enter into repurchase agreements with banks, brokers, and dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
     For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     The Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Reverse Repurchase Agreements
     The Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities

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or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.
     When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
Temporary Taxable Investments
     The Fund may invest in the taxable money market instruments described in the foregoing sections. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective of providing income except from federal and/or applicable state or local income taxes.
Special Risk Considerations Relating to Tennessee Municipal Obligations
     The following information constitutes only a brief summary and is based on information from official statements relating to securities offerings of Tennessee issuers, the Tennessee Comprehensive Annual Financial Report dated June 30, 2004, and data from the Center for Business and Economic Research at the University of Tennessee, Knoxville.
     Because the Fund invests predominantly in Tennessee municipal securities, the Fund’s investments and its performance are susceptible to various statutory, political, and economic factors that are unique to the State of Tennessee. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Tennessee’s municipal issuers. Tennessee’s economy and finances may be especially vulnerable to changes in the performance of the financial services sector, which historically has been volatile. Furthermore, investors should be aware that economic, budgetary and other conditions within Tennessee are unpredictable and can change at any time. The Fund may involve more risk than an investment in a fund that does not invest predominately in securities of a single state.
     As of 2005, Tennessee’s population was approximately 5.95 million people, making it the 16th most populous state in the United States. In 2004, Tennessee’s per capita annual personal income was approximately $27,000. There has been noticeable improvement in Tennessee’s per capita income relative to the nation as whole; however, state per capita income still trails the national average. In addition, educational attainment for the State lags behind the national average.
     Tennessee’s primary non-farm employment sectors include trade, transportation and utilities (21.8%), manufacturing (15.4%), government (15.3%), education and health services (11.9%), professional and business services (10.9%) and leisure and hospitality (9.4%), as measured by 2004 state employment estimates. Tennessee’s unemployment rate fell to 4.9% in 2004 from 5.1% in 2003 versus the national average of 5.5% in 2004. Non-farm job growth in recent years has been modest, and, as in most areas of the country, Tennessee has experienced a decline in manufacturing jobs, both durable and non-durable. Job growth in the service sector has been strong, with the highest growth being in

B-25

metropolitan areas. Non-metropolitan areas continue to experience the highest unemployment rates in Tennessee.
     Tennessee’s State Constitution requires that the total expenditures of the State for any fiscal year not exceed the State’s revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State’s economy. In the recent past, the Governor and the General Assembly have had to significantly restrict expenditures to comply with these constitutional mandates. The State’s overall spending was primarily in the areas of health and social services (56%), education (25%), law, justice and public safety (5%) and transportation (4%).
     Tennessee relies heavily on its 7% state sales tax for its revenue. Sales and use tax revenues represent nearly 65% of all state tax revenues. The state’s heavy reliance on sales and use taxes, which are very susceptible to economic downturns, in recent years has lead to large budget deficits and the use of one-time revenue sources to balance the budget. This has resulted in the state losing it’s AAA general obligation rating. The state was downgraded by Standard & Poor’s to “AA+” in July of 2000. Continued reliance on one-time revenue sources, primarily tobacco settlement funds, to balance the budget led to Standard & Poor’s further downgrading of the rating to “AA” in July of 2001. Fiscal year 2004 marked the first time since then that the budget was balanced without the use of non-recurring revenues; however, rising costs, particularly in the area of healthcare are cause for concern.
     The State’s credit outlook was upgraded to stable from negative in 2004 by both Moody’s and S&P as a result of an improved state economy and no longer relying on non-recurring revenues. As of the date of this SAI, general obligations of the State of Tennessee are rated “AA”, “Aa2” and “AA” by S&P, Moody’s and Fitch, respectively. Limited borrowing and the practice of paying for projects on a current basis have helped keep Tennessee’s debt ratios well below the national average. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.
     As indicated above, a substantial part of the State’s budget problems have been related to healthcare costs. In 1994, the State transformed its Medicaid Program into a managed care project called TennCare, which covers not only Medicaid eligible persons but also certain uninsured or uninsurable persons. In 2005, the State instituted reforms to TennCare that limit benefits for certain enrollees and reduce the number of individuals presently eligible for enrollment. The plan preserves full coverage for approximately 600,000 children on the program and maintains some level of benefits for approximately 400,000 adults who are eligible for Medicaid. While these reforms should lessen the strain of TennCare on the State’s finances, the rising cost of healthcare represents a continuing challenge to the State.
Non-Diversified Status
     Since the Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.

B-26

Portfolio Turnover
     The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of the Fund will vary from year to year, and may be affected by changes in the holdings of specific issuers, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund. In addition, the policies of the Fund to invest, under normal circumstances, 80% of its Net Assets in Municipal Securities the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) are fundamental policies. In addition, as a matter of fundamental policy, at least 80% of the Tennessee Municipal Fund’s Net Assets will be invested, under normal circumstances, in instruments that pay income which is exempt from Tennessee State personal income tax. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As defined in the Act, “a majority of the outstanding voting securities” of the Fund means the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.
     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. The identification of the issuer of a Municipal Security that is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such security.
As a matter of fundamental policy, the Fund may not:
(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. The Fund may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect

B-27

the other Municipal Securities. These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;

(2)	Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law; and (d) loans to affiliates of the Fund to the extent permitted by law;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

(6)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

(7)	Issue senior securities to the extent such issuance would violate applicable law.
     Notwithstanding any other fundamental investment restriction or policy, the Fund may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.
     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.
     The Fund may not:
(1)	Invest in companies for the purpose of exercising control or management;

B-28

(2)	Invest more than 15% of the Fund’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

(3)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

(4)	Make short sales of securities, except short sales against-the-box.
TRUSTEES AND OFFICERS
     The business and affairs of the Fund are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Fund’s daily business operations.
     Trustees of the Trust
     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

B-29

]

Independent Trustees
				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 63	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).	73	None

			Chairman of the Board of Trustees – Goldman Sachs Mutual Fund Complex (registered investment companies).

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003).	73	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000).	73	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

B-30

Independent Trustees
				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986–1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for not-for-profit institutions) (since 2005).	73	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004).	73	Lawson Products Inc. (distributor of industrial products).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	73	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

B-31

Interested Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 — May 1999).	73	None

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*Kaysie P. Uniacke Age: 45	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	73	None

President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997 – 2002) (registered investment companies).

Trustee, Gettysburg College.

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of the date of this Additional Statement as amended, the Trust consisted of 62 portfolios, including the Fund described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.

B-32

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Officers of the Trust
     Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997–2002) (registered investment companies).

Trustee, Gettysburg College.

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003 – Present) and Vice President, Goldman Sachs (July 1995-November 2003).

Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present).
Age: 43			Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

B-33

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Peter Fortner 32 Old Slip New York, NY 10005 Age: 48	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 42	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Charles Rizzo 32 Old Slip New York, NY 10005 Age: 48	Assistant Treasurer	Since 2005	Vice President, Goldman Sachs (August 2005–Present); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (April 2003–June 2005); Director, Tax and Financial Reporting, Deutsche Asset Management (August 2002–April 2003); Vice President and Treasurer, Deutsche Global Fund Services (August 1999–August 2002).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997–December 1999).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 71 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 42	Vice President	Since 1998	Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 71 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 43	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

B-34

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
James McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee –– Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2003	Vice President and Associate General Counsel, Goldman Sachs (2002–Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Dave Fishman 32 Old Slip New York, NY 10005 Age: 41	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 43	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 36	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 – Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996–Present).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

B-35

Standing Board Committees
     The Board of Trustees has established seven standing committees in connection with their governance of the Fund – Audit, Governance and Nominating, Compliance, Valuation, Dividend, Schedule E and Contract Review.
     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended October 31, 2005.
     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended October 31, 2005. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectuses and should be directed to the attention of Goldman Sachs Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund’s investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee was formed on May 6, 2004 and met two times during the fiscal year ended October 31, 2005. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended October 31, 2005, the Valuation Committee held nine meetings.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with the Fund’s Prospectuses. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended October 31, 2005, the Dividend Committee held 82 meetings with respect to the Funds of the Trust.
     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. (“NASD”). Currently, Mr. Bakhru is the sole member of this committee. The Schedule E Committee did not meet during the fiscal year ended October 31, 2005.

B-36

     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board of Trustees for approving and monitoring the Fund’s investment management, distribution, transfer agency and other agreements with the Fund’s investment adviser and its affiliates. The Contract Review Committee is responsible for overseeing the Board of Trustees processes for approving and reviewing the operation of the Fund’s distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Fund’s custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee was formed on November 4, 2004 and met three times during the fiscal year ended October 31, 2005. All of the Independent Trustees serve on the Contract Review Committee.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust.

		Aggregate Dollar Range of
		Equity Securities in All
		Portfolios in Fund
	Dollar Range of	Complex Overseen By
Name of Trustee	Equity Securities in the Fund[1]	Trustee[2]
Ashok N. Bakhru	$0	Over $100,000
John P. Coblentz, Jr.	$0	Over $100,000
Patrick T. Harker	$0	Over $100,000
Mary P. McPherson	$0	Over $100,000
Alan A. Shuch	$0	Over $100,000
Wilma J. Smelcer	$0	Over $100,000
Richard P. Strubel	$0	Over $100,000
Kaysie P. Uniacke	$0	Over $100,000

[1]	The Fund described in this Additional Statement was not yet in operation as of December 31, 2005.

[2]	Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, the Trust consisted of 61 portfolios (not including the Fund described in this Additional Statement which had not yet commenced operations on that date), and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
     As of December 31, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

B-37

Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting, Compliance Committee meeting, Contract Review Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended October 31, 2005:

		Pension or Retirement
	Aggregate	Benefits Accrued as	Total Compensation
	Compensation	Part of the Trust’s	From Fund Complex
Name of Trustee	from the Fund*	Expenses	(including the Fund)[3]
Ashok N. Bakhru[1]	$0	$—	$165,000
Gary D. Black[2]	$0	—	—
John P. Coblentz	$0	—	$112,500
Patrick T. Harker	$0	—	$112,500
James McNamara[2]	$0	—	—
Mary P. McPherson	$0	—	$112,500
Alan A. Shuch	$0	—	—
Richard P. Strubel	$0	—	$112,500
Wilma J. Smelcer	$0	—	$112,500
Kaysie P. Uniacke	$0	—	—

*	The Fund described in this Additional Statement was not yet in operation as of October 31, 2005.

[1]	Includes compensation as Board Chairman.

[2]	Messrs. Black and McNamara resigned from the Boards of the Trust and Goldman Sachs Variable Insurance Trust effective April 2004 and May 2004, respectively.

[3]	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 61 portfolios and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios as of October 31, 2005.
Miscellaneous
     Class A Shares of the Fund may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Fund’s other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, the Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

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MANAGEMENT SERVICES
     As stated in the Fund’s Prospectuses, GSAM, 32 Old Slip, New York, New York 10005, serves as the Investment Adviser to the Fund. See “Service Providers” in the Fund’s Prospectuses for a description of the Investment Adviser’s duties to the Fund.
     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with 44 offices in 26 countries. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of the Fund’s name for as long as the Fund’s Management Agreement is in effect.
     The Investment Adviser is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Adviser.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.
     In planning the Fund’s strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and mortgage-backed securities. In particular, the Investment Adviser’s embedded option valuation model provides a picture of an individual security’s relative value and the portfolio’s overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Investment Adviser looks for opportunities to enhance the Fund’s yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Investment Adviser has assembled an experienced team of professionals for selection of the Fund’s portfolio securities.
     The fixed-income research capabilities of Goldman Sachs available to the Investment Adviser include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of the Fund’s investments.

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     The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may each render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Fund’s Management Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on November 2, 2005. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law and met in executive session without representatives of the Investment Adviser present. Among other things, the Trustees reviewed the Management Agreement as it applied to the Fund, including information regarding the terms of the Management Agreement; the fees and expenses to be paid by the Fund; the Investment Adviser’s proposal to voluntarily reimburse certain expenses of the Fund that exceeded a specified level; other benefits to be derived by the Investment Adviser and its affiliates from their relationship with the Fund; and a comparison of the Fund’s fees and expenses with those paid by other similar mutual funds. The Trustees also considered the investment performance of other municipal Funds managed by the Investment Adviser, which the Trustees believed to have been competitive.
     In connection with their approval of the Management Agreement for the Fund, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other, non-advisory, services to be provided by the Investment Adviser and its affiliates to the Fund. These services included services as the Fund’s transfer agent and distributor. The Trustees noted that many of the portfolio personnel who would be providing services to the Fund were currently providing services to other investment portfolios of the Trust. The Trustees believed that the Investment Adviser was able to provide quality services to the Fund.
     The Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, information on the fees payable by the Fund and the Fund’s total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and total operating expense ratios were prepared by a third-party consultant. These comparisons assisted the Trustees in evaluating the reasonableness of the management fees to be paid by the Fund.
     The Trustees also considered the breakpoints in the contractual fee rate payable by the Fund under the Management Agreement. In approving these fee breakpoints, the Trustees considered the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders would participate in the benefits of these economies. In this regard, the Trustees considered the projected amount of assets in the Fund, and information comparing fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. The Trustees agreed that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also recognized that the Fund was new and the Investment Adviser did not expect to show a profit on its services to the Fund until the Fund assets had grown.
     In addition, the Trustees considered the other benefits that would be received by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency and distribution services. After deliberation, the Trustees concluded that the management fee to be paid by Fund was reasonable in light of the services provided by the Investment Adviser, and the Fund’s reasonably foreseeable asset levels, and that the Management Agreement should be approved.

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     The Management Agreement will remain in effect until June 30, 2006 and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval.
     The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.
     Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on the Fund’s average daily net assets:

Fund	Management Fee
Tennessee Municipal	0.45% on the first $1 billion
0.41% on the next $1 billion
0.39% over $2 billion
     The Investment Adviser performs administrative services for the Fund under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Fund’s non-investment operations (other than certain operations performed by others pursuant to agreements with the Fund); (ii) providing the Fund, to the extent not provided pursuant to the agreement with the Trust’s custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Fund’s expense, of the Fund’s tax returns, reports to shareholders, periodic updating of the Fund’s prospectuses and statement of additional information, and reports filed with the SEC and other regulatory authorities; (iv) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services; and (v) maintaining all of the Fund’s records other than those maintained pursuant to such agreements.
Predecessor Fund Adviser and Administrator
     As explained in the “Introduction” section of this Additional Statement, the Predecessor Fund was reorganized into the Fund. Investment advisory services for the Predecessor Fund were provided by First Tennessee Bank National Association (“First Tennessee”). The Predecessor Fund was obligated to pay First Tennessee a monthly management fee at the annual rate of 0.50% of the Predecessor Fund’s average net assets up to $250 million and 0.45% of the Predecessor Fund’s average net assets over $250 million. For the fiscal years ended June 30, 2005, 2004 and 2003, historical data presented below is that of the Predecessor Fund. For the services provided by First Tennessee under the management agreement with respect to the Predecessor Fund, First Tennessee was paid management fees and waived advisory fees as follows:

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	Year Ended June 30, 2005		Year Ended June 30, 2004		Year Ended June 30, 2003
	Management	Waiver of	Management	Waiver of	Management	Waiver of
	Fees	Fees	Fees	Fees	Fees	Fees
Predecessor Fund	$738,897	$295,559	$878,614	$351,445	$916,621	$366,648
     Under the Investment Advisory and Management Agreement with the Predecessor Fund, First Tennessee was authorized, at its own expense, to have sub-advisers to provide investment advice to the Predecessor Fund. First Tennessee was obligated to pay Martin & Company, Inc. a sub-advisory fee at the annual rate of 0.30% of the Predecessor Fund’s average net assets up to $250 million and 0.27% of the Predecessor Fund’s average net assets over $250 million.
     ALPS Mutual Funds Services, Inc. (“ALPS”) served as the administrator to the Predecessor Fund. ALPS was entitled to and received from the Predecessor Fund a monthly fee at the annual rate of 0.115% of average net assets. First Tennessee served as the co-administrator to the Predecessor Fund. As the co-administrator, First Tennessee was entitled to receive a monthly fee at the annual rate of 0.085% of average net assets.
     The following table summarizes the actual administration fees paid to ALPS and First Tennessee by the Predecessor Fund for the last three fiscal years.

	Year Ended	Year Ended	Year Ended
Predecessor Fund	June 30, 2005	June 30, 2004	June 30, 2003
ALPS	$169,947	$202,081	$247,488
First Tennessee	$125,612	$149,364	$119,161

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Portfolio Managers — Other Accounts Managed by the Portfolio Managers
The following table discloses other accounts within each type of category listed below for which the current portfolio managers of GSAM for the Fund are jointly and primarily responsible for day to day portfolio management.

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Name of	Registered						Registered
Portfolio	Investment		Other Pooled		Other		Investment		Other Pooled		Other
Manager	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
	Number		Number		Number		Number		Number		Number
	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed	Accounts	Managed
Tennessee Municipal Fund
U.S. Fixed Income-Municipal Team
Ben Barber	3	$5,774.60 mm	None	None	914	$11,878.00 mm	None	None	None	None	None	None
Scott Diamond	1	$463.84 mm	None	None	914	$11,878.00 mm	None	None	None	None	None	None
Tom Kenny	25	$18,023.80 mm	49	$23,894.40 mm	1274	$97,146.40 mm	None	None	14	$6,525.30 mm	29	$11,799.80 mm

*	The information is as of October 31, 2005.

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     Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of other accounts, see “Potential Conflicts of Interest – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Fund and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers — Compensation
     The Investment Adviser’s Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods (for Fund specific benchmark’s please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.
The benchmark for measuring performance of the Fund is:
Lehman Municipal Aggregate Bond Index

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     Other Compensation. In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Fund
     The Fund was not in operation prior to the date of this Additional Statement. Consequently, the Portfolio Managers owned no securities issued by the Fund.
POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financer, advisor, market maker, proprietary trader, prime broker, lender and agent, and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the Fund invests. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Adviser, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund. The Fund will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and its service providers. Such additional businesses and interests may give rise to potential conflicts of interest. The following is a brief summary description of certain of these potential conflicts of interest:
•	While the Investment Adviser will make decisions for the Fund in accordance with its obligations to manage the Fund appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser than they would have been had other decisions been made which also might have been appropriate for the Fund.
•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Fund or other dealings with the Fund that would create incentives for them to promote the Fund.

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•	While the allocation of investment opportunities among Goldman Sachs, the Fund and other funds and accounts managed by Goldman Sachs may raise potential conflicts because of financial or other interests of Goldman Sachs or its personnel, the Investment Adviser will not make allocation decisions solely based on such factors.
•	The Investment Adviser will give advice to and make investment decisions for the Fund as it believes is in the fiduciary interests of the Fund. Advice given to the Fund or investment decisions made for the Fund may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Fund, and actions taken by the Fund may benefit Goldman Sachs or other funds or accounts.
•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.
•	Goldman Sachs will be under no obligation to provide to the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, technical models or research in its possession.
•	To the extent permitted by applicable law, the Fund may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Fund and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.
•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Fund and will retain all commissions, fees and other compensation in connection therewith.
•	Securities traded for the Fund may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund.
•	Products and services received by the Investment Adviser or its affiliates from brokers in connection with brokerage services provided to the Fund and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Fund and such other funds and accounts.
•	While the Investment Adviser will make proxy voting decisions as it believes appropriate and in accordance with the Investment Adviser’s policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Adviser with respect to the Fund’s portfolio securities may favor the interests of other clients or businesses of other divisions or units of Goldman Sachs.
•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Fund. Information held by Goldman Sachs could have the effect of restricting investment activities of the Fund.

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Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, the Investment Adviser is required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Adviser. A copy of Part 1 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
     Goldman Sachs’ Other Activities May Have an Impact on the Fund
     The Investment Adviser makes decisions for the Fund in accordance with its obligations as the Investment Adviser of the Fund. However, Goldman Sachs’ other activities may have a negative effect on the Fund. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Fund will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Adviser will make decisions for the Fund in accordance with its obligations to manage the Fund appropriately, the fees, allocations, compensation and other benefits (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser for the Fund than it would have been had other decisions been made which also might have been appropriate for the Fund.
Goldman Sachs’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of the Fund. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Fund than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Fund over other accounts or products managed by unaffiliated

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investment advisers or to effect transactions differently in the Fund as compared to other accounts or products.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Fund may receive fees from Goldman Sachs or the Fund in connection with the distribution of shares in the Fund or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Adviser. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund. In addition, Goldman Sachs, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Goldman Sachs’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs personnel, including employees of the Investment Adviser, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund or distribute the Fund. In addition, Goldman Sachs, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Goldman Sachs may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that would create incentives for them to promote the Fund or certain portfolio transactions.
     To the extent permitted by applicable law, Goldman Sachs may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Fund, Client/GS Accounts (defined below) and other products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Fund, Client/GS Accounts or

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other products. Such payments may compensate Intermediaries for, among other things: marketing the Fund, Client/GS Accounts and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund, Client/GS Accounts and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Fund and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Fund, including in situations in which Goldman Sachs or its personnel (including personnel of the Investment Adviser) have interests. For example, the Fund may be competing for investment opportunities with current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Adviser). These accounts or funds may provide greater fees or other compensation (including performance based fees) to Goldman Sachs (including the Investment Adviser) or in which Goldman Sachs (including the Investment Adviser) or its personnel have an interest (collectively, the “Client/GS Accounts”).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Fund and/or may seek to make investments in securities or other instruments in which the Fund may invest. This will create potential conflicts and potential differences among the Fund and other Client/GS Accounts, particularly where there is limited availability or limited liquidity for those investments. Such limited availability situations may exist, without limitation, in local and emerging markets, regulated industries, research and development trades, relative value or paired trades, IPO/new issues and limited issues. The Investment Adviser has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Fund and other Client/GS Accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each Client/GS Account, to be reasonable.
     The Investment Adviser will make allocations for the Fund and other Client/GS Accounts with reference to numerous factors that may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) fully directed brokerage accounts; (v) tax sensitivity of accounts; (vi) suitability requirements; (vii) account turnover guidelines; (viii) availability of cash for investment; (ix) relative sizes and expected future sizes of applicable accounts; and/or (x) availability of other investment opportunities. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security the Investment Adviser believes to be attractive for an account but that for some reason cannot be held in the

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account; (vi) the need to hedge a short position in a pair trade; and/or (vii) the need to give a subset of accounts exposure to an industry. In addition to allocations of limited availability investments, the Investment Adviser may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be allocated among all accounts (including the Fund) or pro rata, even if the strategy is consistent with objectives of all accounts. The Investment Adviser may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as the Investment Adviser deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account. As a result, such a strategy may be allocated to some accounts managed by the Investment Adviser and not to others.
     Although allocating orders among the Fund and other Client/GS Accounts may create potential conflicts of interest because of the interests of Goldman Sachs or its personnel or because Goldman Sachs may receive greater fees or compensation from one of the Client/GS Account’s allocations, the Investment Adviser will not make allocation decisions based on such interests or greater fees or compensation.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of the above, the Investment Adviser may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Client/GS Accounts or for itself or an affiliate, but not for the Fund, or are appropriate for, or available to, the Fund but in different sizes, terms or timing than is appropriate for other Client/GS Accounts, or may determine not to allocate to or purchase or sell for Client/GS Accounts all investment transactions for which Client/GS Accounts may be eligible. Therefore, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.
     The Investment Adviser and/or its affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Fund, the Investment Adviser may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. The Fund and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Adviser (in the case of the Fund) nor its affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Fund invests.
Other Potential Conflicts Relating to the Management of the Fund by the Investment Adviser
     Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     From time to time and subject to the Investment Adviser’s policies and procedures regarding information barriers, the Investment Adviser may consult with personnel in other areas of Goldman

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Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. The performance by such persons of obligations related to their consultation with personnel of the Investment Adviser could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Adviser, such persons may receive information regarding the Investment Adviser’s proposed investment activities of the Fund that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
     The Investment Adviser makes decisions for the Fund based on the Fund’s investment programs. The Investment Adviser from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models.
     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Fund any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Adviser’s personnel or other Goldman Sachs personnel advising or otherwise providing services to the Fund, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Fund.
     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Fund to buy and sell investments. The investment flexibility of the Fund may be constrained as a consequence. The Investment Adviser generally is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Fund.
Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Fund may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Adviser will manage the Fund and the other Client/GS Accounts it manages in accordance with its respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Adviser may give to the Fund, or may involve a different timing or nature of action than with respect to the Fund.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Fund. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Fund are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment.

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     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding the Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
     Conflicts may also arise because portfolio decisions regarding the Fund may benefit other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
     The directors, officers and employees of Goldman Sachs, including the Investment Adviser, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Adviser). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and Goldman Sachs, as the Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Fund and Goldman Sachs, as the Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Adviser which the Investment Adviser deems to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Adviser and the Fund. The Codes of Ethics require that personnel of the Investment Adviser comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Adviser is subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Adviser’s transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Adviser, and such transactions may negatively impact the performance of the Fund. The Fund may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.

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     The Investment Adviser’s management of the Fund may benefit Goldman Sachs. For example, the Fund may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Fund may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Fund to have to divest certain investments. The purchase, holding and sale of investments by the Fund may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
     Goldman Sachs and Client/GS Accounts may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Fund or with respect to underlying securities, currencies or instruments of the Fund, or which may be otherwise based on the performance of the Fund. In addition, to the extent permitted by applicable law, Goldman Sachs (including its personnel or Client/GS Accounts) may invest in the Fund, may hedge its derivative positions by buying or selling shares of the Fund, and reserves the right to redeem some or all of its investments at any time. These investments and redemptions may be significant and may be made without notice to the shareholders. The structure or other characteristics of the derivative instruments may have an adverse effect on the Fund. For example, the derivative instruments could represent leveraged investments in the Fund, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Fund more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Fund and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Fund.
     Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
     To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, the Fund, to the extent permitted by the Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.
     Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

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Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Fund
     To the extent permitted by applicable law, the Fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Fund may also enter into cross transactions in which Goldman Sachs acts on behalf of the Fund and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. For example, Goldman Sachs may represent both the Fund and another Client/GS Account in connection with the purchase of a security by the Fund, and Goldman Sachs may receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause the Fund to purchase such security. The Fund may engage in principal or cross transactions to the extent permitted by applicable law.
     Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Fund may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
     Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Adviser, and the Fund will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Fund as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Fund or their shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Fund, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Fund. For example, in connection with lending arrangements involving the Fund, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
     The Fund will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Adviser, will not have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Goldman Sachs in evaluating the Fund’s creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Adviser and its affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

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     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
     The Investment Adviser may select brokers (including, without limitation, affiliates of the Investment Adviser) that furnish the Investment Adviser, the Fund, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing the Fund and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other Client/GS Accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
     The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in its investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”

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Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Fund wishes to purchase or sell. The larger the Investment Adviser’s investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
     The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Fund or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Fund) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deems it appropriate.
Distributor and Transfer Agent
     Goldman Sachs, 85 Broad Street, New York, New York 10004 serves as the exclusive distributor of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Fund’s Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A and Class C Shares of the Fund. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class A and Class C Shares, of Fund shares.
     Goldman Sachs, 71 South Wacker Drive, Suite 500, Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to the Fund to: (i) record the issuance, transfer and redemption of shares; (ii) provide purchase and redemption confirmations and quarterly statements, as

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well as certain other statements; (iii) provide certain information to the Trust’s custodian and the relevant subcustodian in connection with redemptions; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to the Fund’s Institutional Shares and 0.16% of average daily net assets with respect to the Fund’s Class A and Class C Shares (less transfer agency expenses borne by a share class).
     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Fund are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.
     Predecessor Fund Distributor. ALPS Distributors, Inc. (“ADI”) served as the distributor to the Predecessor Fund. As the distributor, ADI sold shares of the Predecessor Fund’s Class I as agent on behalf of First Funds at no additional cost to First Funds. Class C was obligated to pay ADI monthly a 12b-1 fee at the annual rate of up to 0.75% of average net assets for the Predecessor Fund. Class B of the Predecessor Fund were obligated to pay ADI monthly a 12b-1 fee at the annual rate of up to 0.75% of average net assets. All or a portion of the 12b-1 fee was paid out to investment professionals or others involved in the distribution of Class C and Class B Shares. Classes A and C of the Predecessor Fund paid shareholder servicing fees to investment professionals at an annual rate of 0.25% of average net assets. Class B Shares of the Predecessor Fund paid shareholder servicing fees to investment professionals at an annual rate of 0.10% of the Predecessor Fund’s average net assets. Class A, B and C Shares of the Predecessor Fund were reorganized into Class A Shares of the Fund. Class I Shares of the Predecessor Fund were reorganized into Institutional Shares of the Fund.
     The following table summarizes the underwriter commissions paid by the Predecessor Fund to ADI for the last three fiscal years:

	Year Ended	Year Ended	Year Ended
	June 30, 2005	June 30, 2004	June 30, 2003
Predecessor Fund	$2,340	$5,928	$7,184
Expenses
     The Trust, on behalf of the Fund, is responsible for the payment of the Fund’s expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees, account service fees, shareholder administration fees and administration fees paid, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type the Prospectuses, Additional Statements, proxy material, reports

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and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, shareholder expenses, any expenses assumed by the Fund pursuant to its distribution and service plans, the compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, account service plan, administration plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     As of the date of this Additional Statement, the Investment Adviser has agreed to reduce or limit certain “Other Expenses” (excluding management fees, service share fees, account service fees, shareholder administration fees, administration fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed the following percentage (rounded) of the Fund’s average daily net assets:

Other
Fund	Expenses
Tennessee Municipal	0.044%
     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be modified or discontinued by the Investment Adviser in its discretion at any time.
     Fees and expenses of legal counsel, registering shares of the Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Fund may also bear an allocable portion of the costs incurred by the Investment Adviser in performing certain accounting services not being provided by the Trust’s custodian.
Custodian and Sub-Custodians
     State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Fund’s independent registered public accounting firm. In addition to audit services, Ernst & Young LLP prepares the Fund’s federal and state tax returns, and provides assistance on certain non-audit matters.

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PORTFOLIO TRANSACTIONS
     The portfolio transactions for the Fund are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Investment Adviser shall attempt to obtain the most favorable execution and net price available. The Management Agreement provides that, on occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser or an affiliate acts as Investment Adviser), the Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for the Fund. The Management Agreement permits the Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund effects its securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Adviser in connection with the Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreement are not reduced by reason of the Investment Adviser receiving such brokerage and research services.
     Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions of the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. On occasion, a broker-dealer might furnish the Investment Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Investment Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Investment Adviser from its own funds.
     The Fund is prohibited, in accordance with Rule 12b-1 under the 1940 Act, from compensating a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer the Trust’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Trust’s portfolio transactions effected through another broker or dealer. However, the Fund may direct portfolio transactions to a broker or dealer that promotes or sells shares of the Trust if the Trust’s Board of Trustees approves policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Trust shares. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Trust to direct portfolio

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securities transactions to a broker or dealer that promotes or sells shares of the Trust subject to the prohibitions that: a) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of shares issued by the Trust or any other registered investment company, and b) the Trust, the Investment Adviser and Goldman, Sachs & Co., as the Trust’s distributor, may not enter into any agreement or understanding where the Trust or the Investment Adviser direct, or are expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of shares of the Trust or any other registered investment company.
     The Fund may participate in the Fund commission recapture program. Under the program, participating broker-dealers will rebate a percentage of commissions earned on the Fund portfolio transactions to the Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.
     Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for the Fund. In order for Goldman Sachs, or an affiliate, acting as agent, to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that commissions, fees, or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
SHARES OF THE TRUST
     The Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of the Fund into three classes: Institutional Shares, Class A Shares and Class C Shares. Additional series and classes may be added in the future.
     Each Institutional Share, Class A Share and Class C Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of the Fund are borne at the same rate by each class of shares, except that fees under Distribution and Service Plans are borne exclusively by Class A or Class C Shares and transfer agency fees are borne at different rates by Class A or Class C Shares than Institutional Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectuses and “Other Information Regarding Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed in the Fund’s Prospectuses.

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     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by the Fund for services provided to the institution’s customers.
     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the NASD and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Fund bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.
     Class C Shares of the Fund are sold subject to a contingent deferred sales charge (“CDSC”) through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75%, respectively, of the average daily net assets attributed to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.
     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Class A and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued, for the consideration described in the Fund’s Prospectuses shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation of the Fund, shareholders of the Fund are entitled to share pro rata in the net assets of the applicable class of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.
     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series

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shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office; or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or series affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

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     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
     Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
NET ASSET VALUE
     In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of the Fund is calculated by determining the value of the net assets attributed to each class of

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the Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such earlier or later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     For the purpose of calculating the net asset value of the Fund, investments are valued under valuation procedures established by the Trustees. Portfolio securities, for which accurate market quotations are readily available, other than money market instruments, are valued via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a recognized pricing service. Securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to be inaccurate, will be valued based on bid-side broker quotations. Securities for which the custodian bank is unable to obtain an external price as provided above or with respect to which the Investment Adviser believes an external price does not reflect accurate market values, will be valued by the Investment Adviser in good faith based on valuation models that take into account spread and daily yield changes on government securities (i.e., matrix pricing). Other securities are valued as follows: (i) overnight repurchase agreements will be valued at cost; (ii) term repurchase agreements (i.e., those whose maturity exceeds seven days) and swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (iii) debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (iv) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealer in such contracts); (v) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded if accurate quotations are readily available; and (vi) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.
     Other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

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     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Fund’s investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers. If accurate market quotations are not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees.
     The proceeds received by the Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the net asset values of the Fund or series except where allocations of direct expenses can otherwise be fairly made.
     The Trust has adopted a policy to handle certain NAV related errors occurring in the operation of the Fund, and under certain circumstances neither the Fund nor shareholders who purchase or sell shares during periods that errors accrue or occur may be recompensed in connection with the resolution of the error.
TAXATION
     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.
General
     The Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

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     There are certain tax requirements that the Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) the Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.
     As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”).
     The Fund may retain for investment its “net capital gain” (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.
     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against its U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.
     The Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such

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year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
     For federal income tax purposes, dividends declared by the Fund in October, November or December as of a record date in such a month that are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.
     The Fund may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Fund may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay “tender fees” or other fees for the various features provided.
     The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Fund, in relation to various regulated investment company tax provisions is unclear.
Taxable U.S. Shareholders — Distributions
     The Fund expects to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, the Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer

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of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of the Fund’s portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within 60 days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends the Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by the Fund, are treated as interest on Municipal Securities and may be distributed by the Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his or her federal income tax return. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent attributable to exempt-interest dividends.
     Although all or a substantial portion of the dividends paid by the Fund may be excluded by shareholders of the Fund from their gross income for federal income tax purposes, the Fund may purchase private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable.
     The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund are not suitable investments for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Fund’s dividends being tax-exempt. For the same reasons, Shares of the Fund are generally not suitable investments for non-resident aliens and foreign corporations. In addition, the Fund may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders. A shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a “substantial user” under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Fund.
     Distributions from the Fund’s investment company taxable income, if any, whether reinvested in additional shares or paid in cash, as defined above, will generally be taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from the Fund that are attributable to (i) taxable income, including but not limited to, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities

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lending, income from dollar rolls, income from interest rate, currency, total return swaps, options on swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons; or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to the Fund’s net capital gain, as defined above, may be designated by the Fund as a “capital gain dividend,” taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of the Fund have been held.
     Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder’s basis in his or her shares and, after the shareholder’s basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his or her shares as capital assets.
     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.
     After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax-exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of the Fund for the Fund’s full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.
     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.
Taxable U.S. Shareholders — Sale of Shares
     When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statements for the period that it held shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year, and short-term otherwise, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A Shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also,

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any losses realized by shareholders who dispose of shares of the Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Pursuant to a temporary tax rate reduction, the long-term capital gain rate currently applicable to individuals, estates, and trusts is generally 15%. A sunset provision provides that this rate will revert back to its prior level for taxable years beginning after December 31, 2008.
Backup Withholding
     The Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the specified rate of 28% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number (“TIN”) and with certain required certifications or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from the Fund will not be subject to backup withholding if the Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to a shareholder’s account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. In addition, non-U.S. shareholders will be required to provide the Fund with the proper IRS Form W-8 or appropriate substitute (as discussed below) in order to avail themselves of this withholding tax exemption. Investors should consult their tax advisers about the applicability of the backup withholding provisions.
State and Local Taxes
     Tennessee State Taxation. The following is a general, abbreviated summary of certain provisions of the applicable Tennessee tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions.
     Provided the Fund satisfies the conditions which will cause Fund distributions to qualify as exempt-interest dividends to shareholders, distributions from the Fund will not be subject to Tennessee the personal income tax (also known as the Hall Income Tax) to the extent such distributions are attributable to interest on bonds or securities of the U.S. government or any of its agencies or

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instrumentalities, or in bonds or other securities of the state of Tennessee or any Tennessee county, municipality or political subdivision, including any agency, board authority or commission. Other distributions from the Fund, including dividends attributable to obligations of issuers in other states, and all long-term and short-term capital gains, will not be exempt from personal income taxes in Tennessee.
     All distributions from the Fund, regardless of source, will be subject to the Tennessee excise tax applicable to corporations and other nonexempt limited liability entities.
     The Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.
PERFORMANCE INFORMATION
     The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.
     Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for 12 months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.
     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Fund’s tax-free yield. Tax equivalent yield is calculated by dividing the Fund’s tax-exempt yield by one minus a stated federal and/or state tax rate.
     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.
     Average annual total return (Before Taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

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     Average annual total return (After Taxes on Distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).
     Average annual total return (After Taxes on Distributions and Redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.
     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

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     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class C Shares held for the applicable period. The Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, the Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. An after-tax total return for the Fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of the Fund’s total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources. Any performance information which is based on the Fund’s net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, the Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Fund’s performance quotations do not reflect any fees charged by an Authorized Dealer or other financial intermediary to its customer accounts in connection with investments in the Fund.
     Performance data is based on historical results and is not intended to indicate future performance. Total return, 30-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of the Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of the Fund’s holdings available to investors upon request.
     Performance quotations will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, the performance of each class of shares of the Fund will differ.
PROXY VOTING
     The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Fund. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among

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others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.
     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.
     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will become available on or through the Fund’s website at http://www.gs.com/funds and on the SEC’s website at http://www.sec.gov in August 2006.
PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Fund. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates own assets, and are not an additional charge to the Fund or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Fund described in the Fund’s Prospectuses and this Additional Statement, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses.

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     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund, which may consist of payments relating to Fund on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fee” for directing investors to the Fund; marketing support fees for providing assistance in promoting the sale of Fund Shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives, and sales persons); and/or other specified services intended to assist in the distribution and marketing of the Fund. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Fund. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (including particular classes of Fund’s shares), target markets, customer relationships, quality of service and industry reputation.
     For the fiscal year ended October 31, 2005, the Investment Adviser, distributor and their affiliates made Additional Payments out of their own assets to approximately 40 Intermediaries. During the fiscal year ended October 31, 2005, the Investment Adviser, distributor and their affiliates paid to Intermediaries approximately $2.2 million in Additional Payments (including payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust (not including the Fund included in this Additional Statement which had not yet commenced operations as of October 31, 2005).
     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund based on, at least in part, the level of compensation paid. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the payments they receive and any potential conflicts of interest.
     Please contact your Intermediary if you have a question about whether your Intermediary receives the Additional Payments described above. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

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OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of shareholders and its service providers. The policy provides that neither the Fund nor the Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.
     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel- Drinker Biddle & Reath LLP, the Fund’s financial printer- Bowne, and the Fund’s proxy voting service- ISS. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
     The equity funds currently intend to publish on the Trust’s website (http://www.gs.com/funds) complete portfolio holdings for each equity fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the equity funds intend to publish on their website month-end top ten holdings subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed.

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The non-money market fixed income funds currently intend to publish complete portfolio holdings on their website as of the end of each fiscal quarter, subject to a thirty calendar day lag, and to post selected holdings information monthly on a ten calendar day lag. The Financial Square Prime Obligations Fund, Financial Square Money Market Fund, Institutional Liquid Assets Prime Obligations Portfolio and Institutional Liquid Assets Money Market Portfolio publish their holdings as of the end of each month subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. The other Financial Square and Institutional Liquid Assets money market funds publish their holdings as of the end of each calendar quarter subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.
     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this Additional Statement, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90- day period for any one shareholder. The Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from the Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is

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made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.
OTHER INFORMATION REGARDING PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares and Class C Shares Only)
     The following information supplements the information in the Prospectuses under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectuses for more complete information.
Other Purchase Information/Sales Charge Waivers
     Class A Shares of the Fund may be sold at NAV without payment of any sales charge to state-sponsored 529 college savings plans. The sales charge waivers on the Fund’s shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.
     If shares of the Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.
Right of Accumulation — (Class A)
     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A and/or Class C Shares (acquired by purchase or exchange) of the Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of $100,000 or more). Class A and/or Class C Shares of the Fund and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children; and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Fund and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A and/or Class C Shares of the Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s

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or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of the Goldman Sachs Funds totals the requisite aggregate amount as described in the Prospectuses.
Statement of Intention — (Class A)
     If a shareholder anticipates purchasing at least $100,000, not counting reinvestments of dividends and distributions, of Class A Shares of the Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within 90 days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.
     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix D to this Additional Statement.
Cross-Reinvestment of Dividends and Distributions
     Shareholders may receive dividends and distributions in additional shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or shares of the same class of other mutual funds sponsored by Goldman Sachs (the “Goldman Sachs Funds”) or ILA Service Shares of the Prime Obligations Fund or the Tax-Exempt Diversified Fund, if they hold Class A Shares of the Fund, or ILA Class C Shares of the Prime Obligations Fund, if they hold Class C Shares of the Fund (the “ILA Funds”).
     A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into the Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
     A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read

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the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Class C Exchanges
     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.
Systematic Withdrawal Plan
     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of the Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A and Class C Shares. The CDSC applicable to Class C Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.
Offering Price of Class A Shares
     Class A Shares of the Fund are sold at a maximum sales charge of 4.5%. Using the initial net asset value per share, the maximum offering price of the Fund’s Class A Shares would be as follows:

	Net Asset	Maximum	Offering Price
Fund	Value	Sales Charge	to Public
Tennessee Municipal	$10.00	4.5%	$10.45
     The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in the Fund’s Prospectuses due to rounding in the calculations. For example, the sales load disclosed above and in the Fund’s Prospectuses is only shown to

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one decimal place (i.e., 4.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (4.53%) or somewhat lesser (4.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.
FINANCIAL STATEMENTS
     A copy of the Fund’s annual reports (when available) may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Fund’s Prospectuses. The annual report for the fiscal year ending October 31, 2006 will become available to shareholders in December 2006. The audited financial statements and related report of Deloitte & Touche LLP, independent registered public accounting firm for the Predecessor Fund, contained in such Predecessor Fund’s 2005 Annual Report are incorporated herein by reference. The financial statements in each Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any Annual Report are incorporated by reference herein. A copy of the Predecessor Fund Annual Report may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Fund’s Prospectus.
DISTRIBUTION AND SERVICE PLANS
(Class A Shares and Class C Shares Only)
     Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A and Class C Shares of the Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide – Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Fund and enable the Fund to offer investors the choice of investing in either Class A or Class C Shares when investing in the Fund. In addition, the distribution fees payable under the Plans may be used to assist the Fund in reaching and maintaining asset levels that are efficient for the Fund’s operations and investments.
     The Plans for the Fund were approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on November 2, 2005.
     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25% and 0.75% per annum of the Fund’s average daily net assets attributable to Class A and Class C Shares, respectively, of the Fund.
     Under the Plan for Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of the Fund’s average daily net assets attributable to Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

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     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Fund’s Class A and Class C Shares.
     Under each Plan, Goldman Sachs, as distributor of the Fund’s Class A and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
     The Plans will remain in effect until June 30, 2006 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A or Class C Shares of the Fund and affected share class but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to the Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A or Class C Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Fund and their Class A and Class C shareholders.
     Predecessor Fund Distribution Plan. The Predecessor Fund’s Class B and Class C Shares were subject to a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B Plan, ADI was paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.75% of Class B’s average daily net assets for the Predecessor Fund. Pursuant to the Class C Plan, ADI was paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.75% of Class C’s average daily net assets for the Predecessor Fund.
     For the fiscal year ended June 30, 2005, Classes B and C of the Predecessor Fund paid distribution fees in the following amounts:

	Total	Fees Paid to	Fees Paid to
	Distribution Fees	Intermediaries	First Tennessee	Fees Paid to ADI
Predecessor Fund
Class B	$20,172	$0	$20,172	$0
Class C	$25,895	$21,547	$4,348	$0

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Predecessor Fund Shareholder Services Plan. In addition to the Rule 12b-1 Distribution Plan described above, Classes A, B and C Shares of the Predecessor Fund adopted a Shareholder Services Plan which are paid a service fee at the annual rate of up to 0.25% of average net assets of Classes A and C and up to 0.10% of average net assets of Class B Shares of the Predecessor Fund. The Predecessor Fund’s shareholder servicing fees for Class C were never authorized by the Predecessor Fund’s Board of Trustees.
     For the fiscal year ended June 30, 2005, Classes A and B paid shareholder servicing fees in the following amounts:

	Total
	Shareholder	Fees Paid to	Fees Paid to
	Servicing Fees	Intermediaries	First Tennessee	Fees Paid to ADI
Predecessor Fund
Class A	$23,221	$23,221	$0	$0
Class B	$3,356	$3,103	$0	$253

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.
     “A-3” – Obligor has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” – An obligation is more vulnerable to nonpayment than obligations rated “B”. The obligor currently has the capacity to meet its financial commitment on the obligation; however, adverse business, financial or economic conditions will likely impair the obligor’s capacity to meet its financial commitment on the obligation.
     “C” – Obligations are currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar actions taken but payments on this obligation are being continued.
     “R” – An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
     “D” – Obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The “D” rating category is used when the default will be a general default and the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when the obligor has selectively defaulted on a specific issue class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
     “N.R.” – An issuer designated N.R. is not rated.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key

1-A

factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following:
     “P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
     “NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch Ratings, Inc. (“Fitch”) short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

2-A

     “B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “RD” – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” – This designation indicates that Fitch does not publicly rate the issuer or issue in question.
     “Withdrawn” – A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
     “R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often

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include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-2 (low)” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-3 (high),” “R-3 (middle),” “R-3 (low)” – Short-term debt rated “R-3” is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” – An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

4-A

     “BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” – The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
     “D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “N.R.” – Not rated.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

5-A

     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” – Securities considered to be investment grade and of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” – Securities considered to be investment grade and of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is

6-A

considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” – Securities considered to be investment grade and of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
     “RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” indicates that Fitch does not rate the issuer or issue in question.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities

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rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” – Long-term debt rated “BB” is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.
     (“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
Municipal Note Ratings
     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

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•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
     “MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

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     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
A Standard & Poor’s issuer credit rating is a current opinion of an obligor’s overall capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer’s rating is not a recommendation to purchase, sell, or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
Fitch credit ratings are an opinion on the relative ability of an entity’s financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B
2005 ISS PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of the ISS proxy voting policy guidelines for 2005.
1. Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
•	Tenure of the audit firm
•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
•	Length of the rotation period advocated in the proposal
•	Significant audit-related issues
•	Number of audit committee meetings held each year
•	Number of financial experts serving on the committee
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
•	Insiders and affiliated outsiders on boards that are not at least majority independent
•	Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
•	Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
•	Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
•	Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

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Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

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6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.
Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
•	The plan expressly permits repricing of underwater options without shareholder approval; or
•	There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
•	The company’s most recent three-year burn rate is excessive and is an outlier within its peer group
A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can

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demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.
Director Compensation
Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:
•	Stock ownership guidelines (a minimum of three times the annual cash retainer)
•	Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
•	Balanced mix between cash and equity
•	Non-employee directors should not receive retirement benefits/perquisites
•	Detailed disclosure of cash and equity compensation for each director
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation
•	Treatment of surrendered options
Qualified Employee Stock Purchase Plans
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR qualified employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.
Nonqualified Employee Stock Purchase Plans
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:
•	Broad-based participation
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
•	No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

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Shareholder Proposals on Compensation
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
•	Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
Vote:
•	FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
•	AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
•	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

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APPENDIX C
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.
Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.
     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.
     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.
     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.
     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.
     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.
     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.
     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.
     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.
     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

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     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.
     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.
     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.
     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.
     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

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Goldman, Sachs & Co.’s History of Excellence
1869
Is founded by Marcus Goldman
1882
Becomes a private partnership when Samuel Sachs joins the firm
1896
Joins New York Stock Exchange
1906
Takes Sears public
1925
Finances Warner Brothers to develop sound in movies
1933-69
Senior Partner Sidney J. Weinberg serves as adviser to five presidents: Roosevelt, Truman, Eisenhower, Kennedy, and Johnson
1956
Co-manages Ford’s initial public offering, the largest IPO to date
1985
Senior Partner John C. Whitehead named Deputy Secretary of State
1986
Takes Microsoft public
1988
Goldman Sachs Asset Management (GSAM) is established, formalizing the asset management capability that Goldman Sachs initiated in 1981 by managing money market funds for institutional clients; 50 employees
1990s
Investment Banking Division is #1 in M&A for seven years in the 1990s
1995
Senior Partner Robert E. Rubin named Treasury Secretary
1996
GSAM acquires CIN Management ($23 B)

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1997
Launches web site that delivers trading ideas, research reports, and analytical tools to clients worldwide
GSAM acquires Commodities Corp. ($1.6 B in Hedge Fund assets); Acquires Liberty Investment Management ($6B in growth assets)
1998
Takes ebay public
1999
Goldman, Sachs & Co. becomes a public company
2001
GSAM AUM pass $300B mark
2002
Advises and services 45% of the Forbes 400 1
Growth Team is awarded the year’s single largest U.S. institutional mandate
2003 Acquires The Ayco Company, L.P.; Announces it will combine Australian operation with JBWere to form Goldman Sachs JBWere
1.	Source: Forbes.com, October 2003. Reprinted by permission of Forbes Magazine© 2004 Forbes Inc.

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APPENDIX D
STATEMENT OF INTENTION
(applicable only to Class A Shares)
     If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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